Listing Report:Supplement No. 42 dated Aug 31, 2009 to Prospectus dated Jul 13, 2009
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Jul 13, 2009 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Jul 13, 2009 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 210335
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 18.73%	Starting monthly payment:	$180.76

Auction yield range:	11.23% - 17.00%	Estimated loss impact:	10.40%
Lender servicing fee:	1.00%	Estimated return:	6.60%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Dec-1978	Debt/Income ratio:	32%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	16 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	37	Length of status:	24y 3m
Amount delinquent:	$0	Revolving credit balance:	$74,769	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	mbv44	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
remodeling home
Purpose of loan:
(explain what you will be using this loan for) HOME IMPROVEMENT

My financial situation:
(explain why you are a good candidate for paying back this loan) 22 YEARS ON JOB

Monthly net income: $ 8000

Monthly expenses: $
??Housing: $ 850
??Insurance: $
??Car expenses: $?400??Utilities: $ 150
??Phone, cable, internet: $ 150
??Food, entertainment: $?200
??Clothing, household expenses $
??Credit cards and other loans: $ 1000
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 414823
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.11%	Starting borrower rate/APR:	21.11% / 23.36%	Starting monthly payment:	$113.19

Auction yield range:	8.23% - 20.11%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.14%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	May-1983	Debt/Income ratio:	22%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	18 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	42	Length of status:	6y 3m
Amount delinquent:	$0	Revolving credit balance:	$26,356	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	45%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	4
Screen name:	luvbst	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	24 ( 100% )	660-680 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	0 ( 0% )	720-740 (Oct-2008) 640-660 (May-2007) 640-660 (May-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	24
Description
Helping a Friend
Purpose:? Consolidate 2 loans? in order to have enough to help a close friend in need and spread expenses over time,

Ability and reliability to pay:? I previously had a $10K Prosper loan which I paid on time in 24 months.Although I am???????? credited here with 6.5 years of City employment, I have bought 6.5 years of military and previous City employment so am???????? currently credited with a total of 13 years for retirement purposes
Income:
? Pension?????????? 1911
? Salary????????????? 5650
???????????????????????????????? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ?? ? 7561 (Gross)?????????????
? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? 5240 (Net)? ???????????
Mo expenses:
? Housing:????????????????????? ? ?? ? 609
? Insurance???????????????????? ? ???? 60
? Car expenses:????????????? ? ??? 200
? Utilities:?????????????????????? ????? 100
? Phone, cable, internet:????? 150?
? Entertainment ? ? ? ? ? ? ? ? ?? 265
? Food, Groceries??? ? ? ? ? ? ?? 650
? Loans & Credit ? ? ? ? ? ? ? ?? 1450
? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ?? ? ?? 3484???

Misc expenses ? ?????? ? ? ? ? ?? 550

Son's education?????????????????? 600
???????????? TOTAL ??????????????????????????????????????????????????? 4634
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 415157
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	14.23% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Aug-1991	Debt/Income ratio:	22%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	50	Length of status:	12y 0m
Amount delinquent:	$0	Revolving credit balance:	$5,232	Occupation:	Teacher
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	77%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	onezanyteach	Borrower's state:	Oklahoma	Borrower's group:	Debt Consolidators
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	28 ( 100% )	640-660 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	0 ( 0% )	620-640 (Mar-2008) 580-600 (Dec-2007) 580-600 (May-2007) 580-600 (Apr-2007)
Principal balance:	$1,874.78	1+ mo. late:	0 ( 0% )
Total payments billed:	28
Description
New Siding
Purpose of loan:
I?have to?replace the roof on my house, and paint.? My insurance will not cover all of the cost, and instead of painting, I would like to add siding.

My financial situation:
I am a good candidate for this loan because I consistantly pay my bills.? I have a current prosper loan, of which I've never paid late.? I also had a prosper account that is paid in full.?

Monthly net income: $ 2200

Monthly expenses: $
??Housing: $ 574
??Insurance: $ 85
??Car expenses: $ 292
??Utilities: $?150
??Phone, cable, internet: $ 120
??Food, entertainment: $ 200
??Clothing, household expenses $ 100
??Prosper consolidation loan?$109
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 415465
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	9.00%	Starting borrower rate/APR:	10.00% / 12.11%	Starting monthly payment:	$806.68

Auction yield range:	8.23% - 9.00%	Estimated loss impact:	8.68%
Lender servicing fee:	1.00%	Estimated return:	0.32%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-1995	Debt/Income ratio:	15%
Credit score:	760-780 (Aug-2009)	Current / open credit lines:	22 / 18	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	50	Length of status:	13y 3m
Amount delinquent:	$0	Revolving credit balance:	$96,131	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	54%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	acceleweb	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Internet product and services
Purpose of loan:
This loan will be used to?

We are a small company that's starting to get some transaction, and are interested in some funding to get us to the next level. Our goal is to create easy-to-use products and provide services. Please check out our website for info at: http://www.acceleweb.com

The money will be used for business/technology development and capital investments for our products.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416727
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.73%	Starting monthly payment:	$67.85

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Feb-2006	Debt/Income ratio:	Not calculated
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	6 / 6	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	6	Length of status:	0y 4m
Amount delinquent:	$0	Revolving credit balance:	$700	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	70%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	5
Screen name:	generosity-maximizer4	Borrower's state:	Louisiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for College
Purpose of loan:
This loan will be used to pay for college

My financial situation:
I am a good candidate for this loan because i am very responsible at repaying loans. My father will assist me as well, so between us this loan will be paid back AND on-time.

Monthly net income: $ 800

Monthly expenses: $
??Housing: $?
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418915
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	21.11%	Starting borrower rate/APR:	22.11% / 24.38%	Starting monthly payment:	$191.24

Auction yield range:	8.23% - 21.11%	Estimated loss impact:	7.00%
Lender servicing fee:	1.00%	Estimated return:	14.11%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	May-1990	Debt/Income ratio:	63%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	19 / 18	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	35	Length of status:	0y 7m
Amount delinquent:	$0	Revolving credit balance:	$45,480	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	90%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	flyneagle	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off credit debt
Purpose of loan:
This loan will be used to? pay off credit debt

My financial situation:
I am a good candidate for this loan because? I pay my bills on time

Monthly net income: $ 4000.00

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420407
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	May-1995	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	12 / 11	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	18	Length of status:	1y 0m
Amount delinquent:	$0	Revolving credit balance:	$3,588	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	98%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	KittenFosterMa	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	31 ( 100% )	660-680 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	640-660 (Dec-2006)
Principal balance:	$166.66	1+ mo. late:	0 ( 0% )
Total payments billed:	31
Description
I want to make Adult Movies
Purpose of loan:
So it may be a mistake to tell you the real purpose for this loan, but here it is: I want to produce adult movies.

I've been a fetish actress and model for a little over a year now, which means that the content is "adult", but it's not XXX.? What I've seen is that the talent in films makes very little money compared to the producers and distributers, so that's what I want to move into.

We need around $5000 to purchase the cameras, lights and editing software necessary to make films -- but we already have the ideas, technical knowledge and onscreen talent to be successful.? We have a solid business plan for sale and distribution that costs us virtually nothing, so all of our costs are capital and we'll have very little in the way of ongoing expenses.? This will drive production costs so low that almost all of the sales revenue will be profit and available to service the loan.

My financial situation:
I am a good candidate for this loan because I have the talent and knowledge to be successful in this venture.? I also have an income with very little in the way of expenses, so will be able to pay the loan back regardless -- and my household income is well able to support the loan payment.? I'm coming to Prosper, because this is something I want to do independently -- I want to get the financing and run the business as my own.

Monthly net income: $ 2000
In addition, my husband earns $120,000 / year, so our household income is well-able to pay this loan should the venture not succeed.

Monthly expenses: $ 0
I have no real monthly expenses that come out of my income -- other than clothing and equipment purchases for my business and personal use.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421589
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.38%	Starting borrower rate/APR:	11.38% / 13.50%	Starting monthly payment:	$65.84

Auction yield range:	4.23% - 10.38%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.25%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Feb-1989	Debt/Income ratio:	27%
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	20y 0m
Amount delinquent:	$0	Revolving credit balance:	$59,805	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	74%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	helpwithoutbanks	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off some credit cards
Purpose of loan:
This loan will be used to payoff some of my CC debt and to improve my rating. I am new to prosper and want to biuld my credit rating.? Also would like to take the interest from the bank and give to individuals like you.

My financial situation:
I am a good candidate for this loan because I pay my bills on time!? Went through a costly divorce and getting things back on track financially.

Monthly net income: $ 4600????

Monthly expenses: $?4200
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421591
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.49%	Starting borrower rate/APR:	26.49% / 28.82%	Starting monthly payment:	$608.28

Auction yield range:	11.23% - 25.49%	Estimated loss impact:	10.63%
Lender servicing fee:	1.00%	Estimated return:	14.86%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Feb-1990	Debt/Income ratio:	57%
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	11 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	0y 6m
Amount delinquent:	$0	Revolving credit balance:	$18,790	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	58%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	kindness-showcase	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to?
Pay off 2 large credit cards and have a little left over for smaller bills.
My financial situation:
I am a good candidate for this loan because?
I have a good job as a CAD technician and?the company I work for?has a?good?backlog of projects so I feel?we are?stable in the engineering design field right now.
Monthly net income: $ 55,000/yr (I have my offer letter if I need to prove)

Monthly expenses: $
??Housing: $ 1,604
??Insurance: $ 500.00 (+/-)
??Car expenses: $ 385.00
??Utilities: $ 300.00(+/-)
??Phone, cable, internet: $200 (+/-)?
??Food, entertainment: $ 600.00
??Clothing, household expenses $ 300.00
??Credit cards and other loans: $ 1,100(+/-)
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421831
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Nov-1993	Debt/Income ratio:	8%
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	3 / 2	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	14	Length of status:	13y 2m
Amount delinquent:	$1,787	Revolving credit balance:	$3,186	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	42%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	7	Homeownership:	No
Inquiries last 6m:	2
Screen name:	statesman	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home Renovations
Purpose of loan:
This loan will be used to make renovations to a townhome that I just purchased. This will be my primary residence and I plan on living there for at least 5 years. The home was built in 1974 and needs to be updated. This loan will specifically be used for the expansion of the kitchen and master bath.

My financial situation:
I am a good candidate for this loan because I have been employed by the same company for over 13 years and I have a decent salary 80,000 + (not including yearly bonuses). I recently paid off my auto loan (20,000+) in a little over 3 years. I do have some credit card debt but it is related to some of the recent items that I needed for the renovation i.e. refrigerator, stove, dishwasher, home inspection, and I plan on using the proceeds of this loan to pay that down. I am single with no children and no other financial obligations.

In the interest of full disclosure I have to admit that my credit score is not as high as it should be due to some financial trouble that I had associated with my marriage and subsequent?divorce. I have not had any late payments with my truck loan as well as rent on my apartment. I have not had any credit card late payments in over two years as well. I do show a couple of delinquencies on my credit report but of which I have disputed to no avail and they will fall off next year.

Monthly net income: $ 4500 (income after taxes, medical, and 401k contribution)

Monthly expenses: $
Housing: $ 1250
Homeowners Insurance: $ 100
Association Fees: $275
Car expenses (insurance, gas, oil, etc): $ 120
Utilities: $ 150
Phone, cable, internet: $ 100
Food, entertainment: $ 450
Clothing, household expenses $ 150
Credit cards and other loans: $ 250As you can see I have in excess of $1500 every month that I can use to pay down this loan. Thank you for considering my loan application.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421939
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jul-2001	Debt/Income ratio:	Not calculated
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	12 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	4y 2m
Amount delinquent:	$0	Revolving credit balance:	$9,477	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	92%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	2
Screen name:	attractive-integrity	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying some bills
Purpose of loan:
This loan will be used to? pay off smaller credit card bills and to use as a small cushion while I am in school to obtain my nursing degree?

My financial situation:
I am a good candidate for this loan because? i pay my bills

Monthly net income: $ 2300.00

Monthly expenses: $
??Housing: $ 715
??Insurance: $
??Car expenses: $
??Utilities: $ 45.00
??Phone, cable, internet: $ 100.00
??Food, entertainment: $? 50.
??Clothing, household expenses $?60.
??Credit cards and other loans: $ 600.00
??Other expenses: $ 250.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421969
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$11,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	12.38%	Starting borrower rate/APR:	13.38% / 15.53%	Starting monthly payment:	$372.65

Auction yield range:	4.23% - 12.38%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	10.24%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Oct-1998	Debt/Income ratio:	54%
Credit score:	760-780 (Aug-2009)	Current / open credit lines:	19 / 18	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	6y 0m
Amount delinquent:	$0	Revolving credit balance:	$51,176	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	65%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	silver-encore	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Working Capital For Drive Thru
Purpose of loan:
I am an experienced entrepreneur looking into purchasing a drive thru coffee shop. I have the required capital to acquire the place and get it started. I am looking to get a loan for the working capital of the business. The coffee shop drive thru business is a clean, efficient and high margin business, which is why I have chosen to get into it. The recommended traffic threshold for a drive thru to work is 15K vehicles, the location where I am opening has 50K vehicles daily!

Please contact me about any additional questions.

My financial situation:
I am a good candidate for this loan because i have real estate which has no loan i can put that as collateral and have a rental property where i get a extra income.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422031
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	21.50%	Starting borrower rate/APR:	22.50% / 24.77%	Starting monthly payment:	$403.72

Auction yield range:	17.23% - 21.50%	Estimated loss impact:	19.22%
Lender servicing fee:	1.00%	Estimated return:	2.28%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jan-1993	Debt/Income ratio:	26%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	10 / 6	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	60	Length of status:	1y 2m
Amount delinquent:	$0	Revolving credit balance:	$10,244	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	AaronM13	Borrower's state:	Nevada	Borrower's group:	Debt Consolidators Unite!
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	29 ( 100% )	660-680 (Latest)
Principal borrowed:	$9,900.00	< mo. late:	0 ( 0% )	680-700 (Oct-2006)
Principal balance:	$0.01	1+ mo. late:	0 ( 0% )
Total payments billed:	29
Description
2nd Prosper Loan - Debt Consolid.
Thanks for looking at my listing. I am looking for a loan to consolidate my high interest rate credit cards, with high balances (see below), into a single monthly payment.

In October of 2006, I received a loan through Prosper for $9,900.00 (Listing Number 49602 - Loan Number 4250). This loan was paid in full in April of 2009 - AHEAD OF SCHEDULE WITH NO DELINQUENT PAYMENTS OVER THE COURSE OF THE LOAN!

I am now seeking an my second Prosper loan to assist in ridding myself of all of my credit card debt (see below). The first Prosper loan helped a lot - and I hope this loan will help complete the process of eliminating my debt.

Thanks again for the help!

P.S. Below you will find my monthly take home pay and monthly expenses:

Employment: Currently employed with an Information Technology (IT) firm (where I have been working for over a year). Monthly take home: $5000.00 Expenses:
Rent: 800.00 / month (friend's home)
Gas: $50.00 / month
Utilities: $50.00 / month
Cable: $150.00 / month
Car Insurance: $225.00 / month
Telephone: $300.00 / month
Credit Cards (HSBC, RewardZone, CapitalOne, Credit One): approx. $2800.00 / month

Left Over: $625.00 / month (groceries, miscellaneous expenses, etc.)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422043
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Apr-1992	Debt/Income ratio:	Not calculated
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	8 / 7	Employment status:	Retired
Now delinquent:	0	Total credit lines:	27	Length of status:	0y 11m
Amount delinquent:	$0	Revolving credit balance:	$41,519	Stated income:	$1-$24,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	73%
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	kind-p2ploan-grid	Borrower's state:	Hawaii	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
SMALL EXPANSION TO BUSINESS
Purpose of loan:
This loan will be used to expand Storks-N-Celebrations LLC. A birth and birthday announcement company.? The current equipment I have i.e. printing system is already outdated and only allow?simple?sign design (storks, baby items, letters and numbers).? However, an upgrade model of?printing machine?will allow me to please my customers more.?My lap top computer is over 3 years old and?has been problematic for the?pass?three month;?it is my primary source of communication.? I also need?a dedicated phone/fax lines for SNC; currently using my personal?cell?for business needs.?? This causes a? conflict?for filing business expenses during tax season.? If there is enough left over, the reminder will be dedicated to marketing my business.

My financial situation:
I am a good candidate for this loan because I am following my heart and passion.? My business services are free to military families want to advertise the birth of their little ones.??Being a retired Navy enlisted,?my heart and dedication?goes out to them.??So many miss the birth of their children, I want to afford them to chance to?at?least announce it.? However, I am unable to?expand due to various reason but financially is primary.? The business is supported by my small retirement check.? I am stay at home?mom, raising two sons, while my husband is hard at work to support his family.? I do not wish to burden the family?more and have tried to do this on my own.? Your help is greatly appreciated!

Monthly net income: $ 1702
my income only***the monthly expenses are covered by my husband** my credit card debt is about 54k for business and personal use.
Monthly expenses: $
??Housing: $ 3100
??Insurance: $ 600
??Car expenses: $ 0 both cars paid for
??Utilities: $ 160
??Phone, cable, internet: $ 120
??Food, entertainment: $ 252
??Clothing, household expenses $ 60
??Credit cards and other loans: $?54k ***mine personally***
??Other expenses: $ charity $840
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422049
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	25.61%	Starting borrower rate/APR:	26.61% / 28.94%	Starting monthly payment:	$609.24

Auction yield range:	8.23% - 25.61%	Estimated loss impact:	9.11%
Lender servicing fee:	1.00%	Estimated return:	16.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-1992	Debt/Income ratio:	19%
Credit score:	760-780 (Aug-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	48	Length of status:	5y 3m
Amount delinquent:	$0	Revolving credit balance:	$18,322	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	72%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	glimmering-note	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Inventory for news business
Purpose of loan:
This loan will be used to purchase inventory for a successful line of all-natural supplements/products (vitamins, weight loss, skin care, hormonal inbalances, support for immune system, etc.) that have already demonstrated their ability to improve the health and quality of life of my customers. My customer and distributor base has grown so rapidly that I need funds to increase the amount of inventory I keep on hand to better meet the demand.

My financial situation:
I am a good candidate for this loan because...
1. I have a very good full-time job (agency administrator) earning?$73,900/yr?(backup funds for loan repayment)
2. I serve as an adjunct professor at a local private college 3 months a year ($2,900)
3. I have purchased a house as a single woman and have maintained all expenses, including a car, utilities and property maintenance?without outside financial support
4. Within 4 months, I have developed a large customer and distributor base in 2 states for my new business who place large weekly orders?(steady revenue)
5. I am an honest and reliable person of integrity. If I make a commitment to repay funds, I follow through.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422061
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.99%	Starting borrower rate/APR:	27.99% / 30.34%	Starting monthly payment:	$124.07

Auction yield range:	11.23% - 26.99%	Estimated loss impact:	10.67%
Lender servicing fee:	1.00%	Estimated return:	16.32%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Oct-1999	Debt/Income ratio:	46%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	36	Length of status:	2y 0m
Amount delinquent:	$0	Revolving credit balance:	$610	Occupation:	Civil Service
Public records last 12m / 10y:	1/ 1	Bankcard utilization:	11%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	5	Homeownership:	No
Inquiries last 6m:	1
Screen name:	coin-lionheart8	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Expand My Business
Purpose of loan:
The purpose of this loan will be to expand my small business that I currently run on a part-time basis, which is a Chainsaw Carving Business. My intentions of taking this business loan is to purchase a new enclosed trailer, a small generator, and a portable air compressor all for a few reasons. The first reason is I have been Chainsaw Sculpting for over 3 years now and I sell much of my art work from my home shop, local shops who carry my art work, and at different events that I take my artwork to, the only problem is when I go on the road and take my art work/ sculptings, I can only take a select few and usually I sell out very quickly, which limits the amount of cash flow I can bring Into my business from these events.
The second reason I would like to take this loan and purchase this equipment is so I may participate in Chainsaw Carving events all over the midwest, these events gives you the opportunity to make large amount of sales and not to mention the few carves a year that you can participate in that raise money for charities.
Along with the events on the road my small business will have the opportunity to participate in competitions which this and along with all of the above mentioned you have the ability to get your artwork recognized and valued. Right now my business works out of a 1000 square foot shop for all of the indoor prep work, with a 1500 square foot outdoor work area for carving.
My financial situation:
I feel that my financial situation has put me in a great position to start this wonderful business, which I have already invested a Substantial amount of money into purchasing all of the equipment and building the work shop. All of the money for the start of my small business has been invested by myself and my husband and was a cash investment. We pay our bills on time with most all of our bills paid direct debit, so we are never late, Repayment of this loan will be on time, direct debit, and never late. I still work a full time job 3rd shift where I have been employed for many years and is a very secure job, and my husband works full time first shift he also has been employed with employer for 11 years so we have a steady income and job security from both of our jobs plus the income from our small business. If you have ANY questions we would be more than happy to answer them for you.

Monthly net income: TOTAL $6700.00
????????????????????????????????? $ 5200.00 take home from both myself and my husband
????????????????????????????????? $1500.00 a month in sales from the business

Monthly expenses: $ 3535.00
??Housing: $ 1900
??Insurance: $ 230
??Car expenses: $ 500
??Utilities: $ 200
??Phone, cable, internet: $ 180
??Food, entertainment: $ 175
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 50
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422065
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	7.98%	Starting borrower rate/APR:	8.98% / 11.07%	Starting monthly payment:	$143.06

Auction yield range:	3.23% - 7.98%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	6.48%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Feb-1997	Debt/Income ratio:	14%
Credit score:	820-840 (Aug-2009)	Current / open credit lines:	15 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	47	Length of status:	8y 9m
Amount delinquent:	$0	Revolving credit balance:	$579	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	3%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	ITGuy	Borrower's state:	Idaho	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	12 ( 100% )	820-840 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	780-800 (Dec-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
Pay off credit card
This loan will be used to pay off my credit card. I had been maintaining a balance of a few thousand dollars at an interest rate of under 10%. I recently received a letter that they are "adjusting the rate according to market conditions" and that the new rate will be 16.99%. They were very gracious in allowing me to decline the rate increase...all I have to do is pay off the balance and close the account. So thats what I'm going to do.

I am a good candidate for this loan because I've borrowed from Prosper before. I'm also an active investor with over 30 lender notes to my name currently. I have a steady job (nearly 9 years with the same company) with a decent income. Aside from this credit card I have no revolving debt.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422067
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,900.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.11%	Starting borrower rate/APR:	21.11% / 23.36%	Starting monthly payment:	$184.88

Auction yield range:	8.23% - 20.11%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.14%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Apr-1999	Debt/Income ratio:	31%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	14 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	6y 3m
Amount delinquent:	$0	Revolving credit balance:	$24,434	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	85%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	aarong67	Borrower's state:	NorthCarolina	Borrower's group:	Cashfunders by Cash Flow Financial
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 100% )	640-660 (Latest)
Principal borrowed:	$9,900.00	< mo. late:	0 ( 0% )	660-680 (May-2009) 620-640 (Feb-2008)
Principal balance:	$5,851.24	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
Pay off Business CC's
Purpose of loan:
Pay off CC's used for?Advertising, Auto, Inventory?and Tools.

My financial situation:
I?am a happily married 28 year?NC State?grad. I am the Office?Manager and Install Stuctured Cabling?with the?same company since i graduated in '03.?I own a rental condo, mange 2 of my brother's rental units and Co-owner of the mangement company that handles all of our HOA funds and property upkeep for our 16 unit complex.??

The majority of my outstanding?debt is in tools,?advertising, and?other start-up cost from when i was a sub-contractor with the company that i work full time for now.??Thanks to my first Prosper loan that I?am currently 18 months?into i was able to clear out some debt and enabled me to refinance my house?4 months ago.? With your help i can continue on my path to being debt free and be in the position to help others Prosper too.

My Credit Score:
I had a 629 credit score when i got my 1st Prosper loan in March of 2008.

18 Months later based on my Identity Monitor from Chase credit scores they list for me:

Your credit score based on your
?Equifax?credit report is?767?on a scale of 150-930
?Experian?credit report is?743?on a scale of 150-930
?TransUnion?credit report is?743?on a scale of 150-930

I also just?used the link provided by Prosper to the Experian website and my score?shown there was a 726.? I'm not sure why they show me in the range of 660-680???

My Site:
www.netsmartwiring.com

Monthly net income: $ 4600

Monthly expenses: $
??Housing: $?844
??Insurance: $Escrow with Housing
??Car expenses: $?0 Company Car?now and my wife's car is paid for
??Utilities: $190
??Phone, cable, internet: $ 114
??Food, entertainment: $?250
??Clothing, household expenses $50
??Credit cards: $?400
??1st Prosper Loan: $ 345

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422071
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-1986	Debt/Income ratio:	45%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	35	Length of status:	0y 9m
Amount delinquent:	$0	Revolving credit balance:	$850	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	99%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	dixie-doo	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
RELIST - NURSE IN NEED/PLEASE READ
Purpose of loan:
This loan will be used to pay off 2 very high interest, payday like loans as well as several other credit cards. After my divorce I resorted to bankruptcy to help me make a fresh start. Subsequently, the only loans I was able to get were high interest ones.? At the time, all 3 of my children were in college and I was unable to get Parents Plus loans to help them because of the bankruptcy. I resorted to 2 high interest loans for that. These 2 loans especially have really been dragging me down. With interest rates of 96% the balances never seem to go down. The first loan with Brookwood Lending still has a balance of $1338.66 (payment $237.44/month.) The second loan is with Cash Call and still has a balance of $1966.88 (payment 216.55/month.) I would also like to pay off 3 credit cards (Fashion Bug, Credit One and Life Uniforms - total about $2400) and have just one Prosper loan to pay.? A Prosper loan will save me at least $150 monthly and stop the cycle of balances that never go down. I do not intend to pay off my Prosper loan early.

My financial situation:
I am a good candidate for this loan because I always pay my bills on time. This and I have very good job security. I am a nurse and have worked continuously in this occupation since graduating from nursing school in 1988. Unfortunately Prosper only allows the inclusion of one job in it's listing however I have 2. It is true that I have only been with my current primary employer for 8 months but I have been working part time at another institution for 9 years. My previous primary employer was a travel nurse company. I was with them for 3 years. When I decided to stop doing travel nursing I was hired by my current full time employer. As a nurse, the opportunities are many and with the nursing shortage projected to get worse, I will never be unemployed.?

* I withdrew a previous listing which included a request to also pay off my car loan which also has a high interest rate. However, at the suggestion of another Prosper member, I have decided to just focus on getting my loans and credit cards paid off. I will, apart from Prosper, attempt to refinance my car loan.

Monthly net income: $3300

Monthly expenses:
? Housing: $700
? Insurance: $300 (auto and health)
? Car expenses: $200 (this includes tolls and gas for work)
? Utilities: $200
? Phone, cable, internet: $250
? Food, entertainment: $300
? Clothing, household expenses $150
? Credit cards and other loans: $1106.36 (includes car loan,? credit cards and the 2 high interest loans)
? Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422073
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,200.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$99.52

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jun-2000	Debt/Income ratio:	Not calculated
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	0 / 0	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	4	Length of status:	4y 0m
Amount delinquent:	$75	Revolving credit balance:	$0	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	AG2009	Borrower's state:	Oklahoma	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for college tuition
Purpose of loan:
This loan will be used to? Help me continue getting my education at the University of Oklahoma.

My financial situation:
I am a good candidate for this loan because? I work hard and am very responsible.

Monthly net income: $ 34000

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 125.00
??Car expenses: $ 0
??Utilities: $ 0
??Phone, cable, internet: $ 65.00
??Food, entertainment: $ 100.00
??Clothing, household expenses $ 50.00
??Credit cards and other loans: $ 0
??Other expenses: $ 25.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422079
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.02%	Starting borrower rate/APR:	28.02% / 30.37%	Starting monthly payment:	$124.12

Auction yield range:	11.23% - 27.02%	Estimated loss impact:	10.67%
Lender servicing fee:	1.00%	Estimated return:	16.35%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Dec-1998	Debt/Income ratio:	26%
Credit score:	720-740 (Aug-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	29	Length of status:	3y 6m
Amount delinquent:	$71	Revolving credit balance:	$7,722	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	77%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	StrongmanMatt	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Help us make our house a home...
Purpose of loan:
This loan will be used to?
In February my family purchased a 2 year old, nice, forclosed home close to the school where my wife and I are both teachers. The home was in good condition, but desperately needed plumbing work, a fence, and new carpets/flooring as the previous owners had a pot belly pig and ferrets that had destroyed the floors of this beautiful home. We opted to pay for most of the improvements out of our pocket, but need to recoup some of the cost.

My financial situation:
I am a good candidate for this loan because?
My wife and I have been teachers in the same school district for 5 years. We are very responsible people with with very little revolving debt (the revolving debt on my credit rating is for hardwood flooring that we put in the home on a 0% interest rate direct from the flooring company) . I do not own a credit card, nor will I. I have EXCELLENT credit as can be noted by my FICO score in the 720-740 range. I also just finished my masters degree in March of this year and will be looking to move to an administrative (principal) position next year. Please help us reduce the financial strain of purchasing a home and making the proper improvements so that our home is a safe, clean place to raise our family.

Note: The delinquent account is for a library book that was returned years ago and has been disputed with all the credit reporting agencies.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422083
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.43%	Starting borrower rate/APR:	28.43% / 30.79%	Starting monthly payment:	$332.77

Auction yield range:	11.23% - 27.43%	Estimated loss impact:	10.69%
Lender servicing fee:	1.00%	Estimated return:	16.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Apr-1988	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	3 / 3	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	8	Length of status:	4y 0m
Amount delinquent:	$0	Revolving credit balance:	$19,736	Occupation:	Realtor
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	69%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	travels3	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to? get me through the slow summer months and recent downturn in the real estate market.? I am a Realtor and currently have enough deals in escrow (just over $60k in net commissions) to get me out of debt but they will not be closing until October and November.? I have monthly expenses to cover from now until then.? I expect to be able to pay this loan off very quickly, including my short term credit card debt,? based on my income and when these current deals close.? I just discovered Prosper from reading a great book called "What would Google do." and as soon as I pay off my credit card debt and this loan, I will become an investor on this incredible site.

My financial situation:
I am a good candidate for this loan because? my income is high and I pay my bills timely each and every month.? In addition, I have enough business in escrow and the pipeline to get me out of debt within the next few months.? I was debt free up until this recent downturn in real estate and am looking forward to being debt free after these next deals close within 2 months.? I am willing to pay this high interest rate as I know it will be a short loan.?

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422085
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	20.99%	Starting borrower rate/APR:	21.99% / 24.25%	Starting monthly payment:	$171.83

Auction yield range:	17.23% - 20.99%	Estimated loss impact:	19.19%
Lender servicing fee:	1.00%	Estimated return:	1.80%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-2004	Debt/Income ratio:	13%
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	13	Length of status:	0y 7m
Amount delinquent:	$3,277	Revolving credit balance:	$488	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	40%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	ahijazi	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	8 ( 100% )	700-720 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	700-720 (May-2009) 580-600 (Jun-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	8
Description
Pay Off Car Loan
Purpose:
In July 2007, I purchased a car for $15,000 and financed it at the only rate I could get approved for at the time, 22.89%.? For obvious reasons, paying this down has been a top priority.? I have been fortunate enough to save up $7,500 and put it down on the car in the?last?few months bringing the remaining balance down to about $4,600.? The monthly payment is $333.00, which is a drag on my cash flow.? This loan will be used to pay off the car at (hopefully a lower rate once it is bid down).? I have borrowed money from Prosper before ($3,000)?and made timely payments for over a year before saving up enough to retire the loan early.? I'm back and look forward to having another successful partnership with?all of you gracious?lenders.

My story:
I am an Accountant for a regional accounting firm on my way to a CPA.? I have also completed two masters degrees (MBA and MS-Finance).? My credit background was damaged when I was 18 due to an emergency room visit that was denied by my insurance.? The $500 charge sat on my credit for a few years before I could pay it off.

After that, I?put a car lease in my name for another family member who had gone through a bankruptcy.? After 12 months of mostly late payments by that family member, I took over and resumed making payments myself.? The last year on my credit report shows this account as paid as agreed.

Finally, the last blow to my credit came as I obtained subprime mortgages on foreclosed homes.? After difficulty obtaining tenants, I sold the homes?about one year later having made several late payments out of my own pocket.? One of these accounts has not been updated by the mortgage servicer to reflect the sale and closed status, though I have been in contact with them regarding the situation.

Since then, I've been slowly rebuilding my credit (improved approximately 100 points since last Prosper loan).??In September 2007 I got married and moved in with my wife who owns our home in her name (with her father as a co-signer).??Our income is enough to support?our modest lifestyle, however?our savings are depleted for the time being since I?put most of them towards paying?down this?car loan.? Given my listed credit risk, this may be your opportunity to earn a decent return on your money while helping me take this next step in regaining financial freedom.

Thank you for your consideration.

Monthly net income: $3,300 (excludes?spouse's income)

Monthly expenses: $2,813
?Housing: $1,000 (mortgage, taxes, and insurance)
?Car loan: $333 (will be eliminated with this loan)
?Car expenses: $250 (including insurance)
?Utilities: $200 (gas, electric, water)
?Phone, cable, internet: $130
?Food, entertainment: $400
?Clothing, household expenses $100
?Student loans: $400
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422089
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	24.59%	Starting borrower rate/APR:	25.59% / 27.90%	Starting monthly payment:	$300.54

Auction yield range:	11.23% - 24.59%	Estimated loss impact:	10.61%
Lender servicing fee:	1.00%	Estimated return:	13.98%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Aug-1992	Debt/Income ratio:	37%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	12 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	33	Length of status:	1y 6m
Amount delinquent:	$0	Revolving credit balance:	$63,754	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	87%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	ezerkd	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	4 ( 100% )	640-660 (Latest)
Principal borrowed:	$2,200.00	< mo. late:	0 ( 0% )	680-700 (Jul-2009) 640-660 (Dec-2007) 700-720 (May-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	4
Description
Pay off a high interest loan
Purpose of loan:
The purpose of this loan is to pay off three high interest credit cards.?I am hoping that this loan will give me an opportunity to eliminate these debts at a faster rate.??I was laid off for close to six months but i was never late to any of my creditors.? Now that I am back at work I am trying to catch up with my goals for being debt free.? By getting a lower interest rate on this consolidation loan I hope to add as much as $50 do the principal of these debts instead of the interest.

My financial situation:
Like most of you I am working to improve my credit.??I was well on my way until I got laid off.? It was a major set back during that time but I never made a late payment.? All of my bills are current and I intend to pay this loan off as quickly as I can.? I have been putting in extra hours at work and making sacrifices in order to get ahead.???

Monthly net income: $ 5600

Monthly expenses: $ 4440
??Housing: $ 0 Paid in full
??Insurance: $ 250????
??Car expenses: $ 450
??Utilities: $ 250
??Phone, cable, internet: $ 140
??Food, entertainment: $ 300????
??Clothing, household expenses $ 350
??Credit cards and other loans: $ 2200
??Other expenses: $ 500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422091
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	23.50%	Starting borrower rate/APR:	24.50% / 26.80%	Starting monthly payment:	$375.21

Auction yield range:	17.23% - 23.50%	Estimated loss impact:	35.85%
Lender servicing fee:	1.00%	Estimated return:	-12.35%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Apr-1991	Debt/Income ratio:	13%
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	22	Length of status:	8y 2m
Amount delinquent:	$1,245	Revolving credit balance:	$9,094	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	rentals	Borrower's state:	California	Borrower's group:	PsychDoc's Group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	56 ( 100% )	700-720 (Latest)
Principal borrowed:	$13,500.00	< mo. late:	0 ( 0% )	720-740 (Nov-2007) 760-780 (Jul-2006)
Principal balance:	$3,162.60	1+ mo. late:	0 ( 0% )
Total payments billed:	56
Description
30 yrs' high FICO - poof! Not my DQ
$11,000 monthly income (rentals+earnings).
Perfect payment record.

I always pay on time and have never had a delinquency (not even a "30-day" in a 35-year credit history). The HR rating is due to an inaccurate delinquency: the California Education Foundation is to pay my student loan. (But hasn't.) I'm working on getting that removed.

High medical deductibles and copays from a car accident and surgeries have maxed out my credit. After decades of keeping up the highest credit scores, I've slid the last couple years (high balances) and I?m now just making it with the new CC increases. I?ve had two Prosper loans - both with perfect payment records (56 payments) - one just paid off. Past Prosper loans had funded the remodeling of my four vintage rental units in the SF Bay area, resulting in higher rental income ($4600).

I?m a hard-working, responsible health professional employed parttime as Clinical Manager and supervisor of a staff of 5. I also have a busy private practice. I?m well-respected professionally in my region, and I have recently been awarded health profession state education grants to repay my student loans.

If you?d like to know more about my current budget, current downhill slide, or future plans, please contact me via Prosper.

Thank you for considering my need.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422095
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	8.23%	Starting borrower rate/APR:	9.23% / 12.78%	Starting monthly payment:	$31.91

Auction yield range:	8.23% - 8.23%	Estimated loss impact:	8.16%
Lender servicing fee:	1.00%	Estimated return:	0.07%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-2005	Debt/Income ratio:	Not calculated
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	4 / 4	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	6	Length of status:	0y 3m
Amount delinquent:	$0	Revolving credit balance:	$3,522	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	38%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	4
Screen name:	dough-cougar	Borrower's state:	DistrictOfColumbia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Credit Card Payment
Purpose of loan:
Pay down credit card balance.

My financial situation:
I am a responsible spender. I will also be getting a part time job for some extra cash.

All current expenses are being covered by my student loans which does not need to be paid back until I'm out of school four years from now.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422097
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$929.09

Auction yield range:	17.23% - 19.00%	Estimated loss impact:	26.06%
Lender servicing fee:	1.00%	Estimated return:	-7.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Sep-1996	Debt/Income ratio:	35%
Credit score:	720-740 (Aug-2009)	Current / open credit lines:	16 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	3y 10m
Amount delinquent:	$0	Revolving credit balance:	$38,810	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	52%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	mighty-balance	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off Credit Cards
Purpose of loan:
This loan will be used to pay off two higher interest credit cards.? The reason I came to Prosper for the loan is because balance transfers are harder to come by these days.? Banks are getting a lot tighter on their credit policies.? I recently had 3 or 4 credit lines pulled because I had not used them in a long time.? This has caused my credit score to drop a little bit and it looks like my debt to available credit is really high.

My financial situation:
I am a good candidate for this loan because I have NEVER been late or missed a payment in my life.? I have a good job, good income, and will pay back the loan in full.? You will ALWAYS get your money on time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422109
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Nov-1991	Debt/Income ratio:	36%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	22	Length of status:	7y 0m
Amount delinquent:	$2,195	Revolving credit balance:	$31,487	Occupation:	Teacher
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	70%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	historic-dough	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Property rehab
Purpose of loan:
This loan will be used to? rehab a 4-unit multi dwelling home that needs windows, carpet, painting,?coined operated laundry facilities, appliances and an 100 AMP service electrical upgrade.

My financial situation:
I am a good candidate for this loan because? I own several properties that are producing income and I will yield 2400-2500 a month on this project once it's completed.? 600 x 4 units plus 20-100 a month in coins from laundry facilities.? The tenants pay all of the utilities.?
Monthly net income: $ Other income propery(4541)?Job monthy?income (4333) + completion of this property (2500) = 11374

Monthly expenses: $?3340
??Housing: $?1115
??Insurance: $ 97
??Car expenses: $100-?145
??Utilities: $ 234
??Phone, cable, internet: $ 250
??Food, entertainment: $ 350
??Clothing, household expenses $?400
??Credit cards and other loans: $ 450
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422119
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	31.70%	Starting borrower rate/APR:	32.70% / 35.12%	Starting monthly payment:	$307.61

Auction yield range:	14.23% - 31.70%	Estimated loss impact:	15.46%
Lender servicing fee:	1.00%	Estimated return:	16.24%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Nov-1990	Debt/Income ratio:	26%
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	14y 11m
Amount delinquent:	$0	Revolving credit balance:	$6,245	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	61%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	7	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	Sigrid	Borrower's state:	Maryland	Borrower's group:	1st and BEST for Loans
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	22 ( 100% )	680-700 (Latest)
Principal borrowed:	$17,000.00	< mo. late:	0 ( 0% )	660-680 (Sep-2007)
Principal balance:	$7,591.68	1+ mo. late:	0 ( 0% )
Total payments billed:	22
Description
Consolidating Credit Cards
Purpose of loan:
This loan will be used to consolidate higher interest credit cards. ?We will use the net yield to start an aggressive college fund (as we have four kids)?

My financial situation:
This will be my second loan from Prosper and all my lenders will attest to my excellent payment history.? We are financially stable with great jobs in strong companies in growing sectors of the economy?(together we make over $160,000 gross) but would really like to consolidate our high yield cards and start aggresively putting money towards a college fund. We are good candidates for a loan as we are also rebuilding our financial lives from slow growth entrepreneurial ventures.

I am an RN who has worked in labor and delivery in several hospital settings and now I work in a lucrative fertility practice.

Monthly net income: $ 10,500
<ul>
<li> Monthly expenses: $?
<li>Housing: $ 2000
??<li>Insurance: $ 85
??<li>Car expenses: $?401
??<li>Utilities: $ 450
??<li>Phone, cable, internet: $ 200
??<li>Food, entertainment: $ 550
??<li>Clothing, household expenses $ 200
??<li>Credit cards and other loans: $?950
??<li>Other expenses: $ 1700
</ul>

Thank you for bidding.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422121
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Aug-1997	Debt/Income ratio:	30%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	18 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	65	Length of status:	8y 10m
Amount delinquent:	$0	Revolving credit balance:	$3,240	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	35%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	9
Screen name:	Richard12167	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Personal Loan needed
Purpose of loan:
This loan will be used to finish building a deck on my house, pay off a couple of credit cards?and to purchase a new television. The one I had before went on the fritz and was too expensive to repair.

My financial situation:
I am a good candidate for this loan because I pay all my bills on time. I have an excellent pay history.
Monthly net income: $ 3400

Monthly expenses: $
??Housing: $ 935
??Insurance: $ 100
??Car expenses: $120?
??Utilities: $ 80
??Phone, cable, internet: $100
??Food, entertainment: $ 200
??Clothing, household expenses $50
??Credit cards and other loans: $50
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422127
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,300.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$104.04

Auction yield range:	14.23% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jan-1995	Debt/Income ratio:	Not calculated
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	13 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	7y 4m
Amount delinquent:	$0	Revolving credit balance:	$12,854	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	91%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	Paddler72	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need CA$H for boat transport
Purpose of loan:
This loan will be used to transport my grandfather's 1971 Mariner Ketch from Solomans Island Maryland?to Las Vegas Nevada.? ?He recently passed away and my family and I received the boat as an inheritence.? It is costing us money to store it in Maryland, $240.00 per month.? Its value at last appraisal was $27,000.? We would like to move it to Nevada where I have plenty of room to store it at no cost.? I haven't decided to keep it or sell it but I think long term plans at this time are to sell it locally in Nevada.?

My financial situation:
I am a good candidate for this loan because our income is higher than what appears on check stubs.? My wife is a poker dealer and makes cash everyday.? I work at a large Las Vegas Strip casino as well.? We both have stable jobs.? Unfortunately, my wife and I had to fix my Infiniti G35 which drained the savings account a bit.? Our credit is mostly maxed out because of a surgery my wife needed in 2008.? Because our debt to income ratio is low, there aren't too many banks that will give us?a loan.?

Monthly net income: $ 2500 for me and 3800 for my wife

Monthly expenses: $
??Housing: $ 1199????
??Insurance: $108.00 homeowners
??Car expenses: $ 275 payment 185 insurance
??Utilities: $ 400
??Phone, cable, internet: $ 160
??Food, entertainment: $ 600
??Clothing, household expenses $?200
??Credit cards and other loans: $?1000
??Other expenses: $ 240 boat storage
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422133
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,500.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	11.00%	Starting borrower rate/APR:	12.00% / 14.13%	Starting monthly payment:	$348.75

Auction yield range:	8.23% - 11.00%	Estimated loss impact:	8.73%
Lender servicing fee:	1.00%	Estimated return:	2.27%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Mar-1986	Debt/Income ratio:	26%
Credit score:	780-800 (Aug-2009)	Current / open credit lines:	14 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	48	Length of status:	2y 7m
Amount delinquent:	$0	Revolving credit balance:	$2,963	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	40%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	john08	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off credit cards
Purpose of loan:
This loan will be used to? Pay off some credit cards that the interest rates have been raised on?even though my credit is excellent and have never been late.

My financial situation:
I am a good candidate for this loan because? I have never been late on my bills and I am a very responsible individual, My credit is excellent, I rent and it is only $350/Month my only other payments would be a?0% interest auto loan and cheap utilities.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422139
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.28%	Starting borrower rate/APR:	10.28% / 12.39%	Starting monthly payment:	$388.79

Auction yield range:	4.23% - 9.28%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.15%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jan-1994	Debt/Income ratio:	30%
Credit score:	780-800 (Aug-2009)	Current / open credit lines:	13 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	46	Length of status:	3y 3m
Amount delinquent:	$0	Revolving credit balance:	$46,429	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	58%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	credit-wizard9	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my Credit Cards
Currently I have several credit cards that I would like to consolidate into one payment. The credit card company has raised my rate by 5 points. I have an excellent credit score as well as an excellent credit history. This loan will make it easy for me to pay off these two cards, and make one simple payment each month. I am a professional with an excellent career/job. Please feel free to contact me with any questions. I will gladly verify income at your request.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422143
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Mar-1996	Debt/Income ratio:	17%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	7 / 4	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	14	Length of status:	9y 11m
Amount delinquent:	$315	Revolving credit balance:	$441	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	33%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	60	Homeownership:	No
Inquiries last 6m:	3
Screen name:	marriage101	Borrower's state:	California	Borrower's group:	UtopiaLoans.com - Now Over $1 Million in Closed Loans!!
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	36 ( 100% )	660-680 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	0 ( 0% )	(Mar-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	36
Description
Just a little help!
Purpose of loan:
This loan will be used to pay off the remainder of my debts.? To just have one loan to pay back. Should be able to pay the loan back in 2 years instead of 3.

My financial situation:
I am a good candidate for this loan because I previously received a loan from prosper in 2006.? I had no late payments and even made extra payments on ocassion.??My?credit rating with prosper the last time was a C.? They have it now as HR and I am not sure why and rating as a 4.? I am not usre why the rating this time is so bad but?I Promise to pay back?all the funds that are given to me.? I do have? a few delinquent payments?which were in the past (06-07) but for the last 2 years I have been current on all my payments thanks for the help of the previous prosper laon.? Now I am at the home stretch with 3 credit cards left all with balances under $600 and a student loan balance of $550.00 and 2 other items that is on my credit report totaling $315.00 and to catch up on my home bills..? I just want one?payment?so my mind can be at ease.

Thank you?in advance for your help.??

Monthly net income: $ 2400

Monthly expenses: $
??Housing: $ 1100.00
??Insurance: $ 2300.00?
????Car expenses: $470.00
??Utilities: $ 250.00
??Phone, cable, internet: $?250.00
??Food, entertainment: $?300.00
??Clothing, household expenses $200.00
??Credit cards and other loans: $ 300.00
??Other expenses: $ 300.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422145
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	26.00%	Starting borrower rate/APR:	27.00% / 29.33%	Starting monthly payment:	$244.95

Auction yield range:	17.23% - 26.00%	Estimated loss impact:	36.00%
Lender servicing fee:	1.00%	Estimated return:	-10.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Aug-1987	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	14 / 13	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	42	Length of status:	3y 6m
Amount delinquent:	$0	Revolving credit balance:	$63,579	Occupation:	Investor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	6
Screen name:	diverse-power	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Fix up a duplex, expand my business
Purpose of loan:
This loan will be used to?to fix up a duplex I own free and clear. Also, expand business by direct mailing.?

My financial situation:
I am a good candidate for this loan because?Never been late with any payments?

Monthly net income: $ 6000

Monthly expenses: $ 4260
?Housing: $ 1400
??Insurance: $ 250
??Car expenses: $ 450
??Utilities: $ 320
??Phone, cable, internet: $?280
??Food, entertainment: $460
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 700
??Other expenses: $ 250
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422151
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Aug-1985	Debt/Income ratio:	65%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	17 / 15	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	34	Length of status:	7y 10m
Amount delinquent:	$1,246	Revolving credit balance:	$21,337	Occupation:	Medical Technician
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	fund-turbine	Borrower's state:	Mississippi	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	10 ( 91% )	640-660 (Latest)
Principal borrowed:	$3,500.00	< mo. late:	1 ( 9% )	640-660 (Aug-2008)
Principal balance:	$2,783.34	1+ mo. late:	0 ( 0% )
Total payments billed:	11
Description
student loan
Purpose of loan:
This loan will be used to? help for for books and finish paying balance on tuition?

My financial situation:
I am a good candidate for this loan because? I am trying to continue my college education while still continuing to work. I applied for a different position where I am currently employed and was told? I did not get the position because I needed my bachelor degree. I am a hard worker and I try to pay my bills on time. I am the only source of income for me and my family ..I know I can repay this loan I just need a chance to better my financial situation.
. .
Monthly net income: $
$55,000
Monthly expenses: $
??Housing:?1055 ( insurance included)
??Insurance:?
??Car expenses: $ 588
??Utilities: $ 100
??Phone, cable, Internet: $ 200
??Food, entertainment: $ 150
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 7000 ( co-signed loan with ex husband not sure?balance)
??Other expenses: $ none
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422157
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Dec-1987	Debt/Income ratio:	26%
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	6 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	31	Length of status:	5y 1m
Amount delinquent:	$0	Revolving credit balance:	$14,104	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	100%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	wise-trade-dolphin	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off a high interest loan
Purpose of loan:
This loan will be used to pay off a high interest loan.

My financial situation:
I am a good candidate for this loan because I have a very good job and is looks to be stable through this recession. I have not missed a payment on any of my debts since a couple of years ago, but that was because I was on vacation and thought I had paid it.

Monthly net income: $ 2,700.00

Monthly expenses: $
??Housing: $675.00
??Insurance: $165.00
??Car expenses: $100.00
??Utilities: $150.00
??Phone, cable, internet: $75.00
??Food, entertainment: $150.00
??Clothing, household expenses $250.00
??Credit cards and other loans: $800.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422167
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	20.24%	Starting borrower rate/APR:	21.24% / 23.49%	Starting monthly payment:	$170.09

Auction yield range:	8.23% - 20.24%	Estimated loss impact:	8.47%
Lender servicing fee:	1.00%	Estimated return:	11.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Nov-1999	Debt/Income ratio:	19%
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	6y 3m
Amount delinquent:	$0	Revolving credit balance:	$11,083	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	80%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	blue-ingenious-gain	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Reduce rate on my credit cards
Purpose of loan:
This loan will be used to?
pay off credit cards
My financial situation:
I am a good candidate for this loan because?
I make my payments on time each month and try to pay more than the minimum payment.
Monthly net income: $ 2500

Monthly expenses: $ 1410
??Housing: $ 480
??Insurance: $ 30
??Car expenses: $
??Utilities: $ 150
??Phone, cable, internet: $100
??Food, entertainment: $ 200
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 450
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422169
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,700.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	30.80%	Starting borrower rate/APR:	31.80% / 34.20%	Starting monthly payment:	$204.18

Auction yield range:	14.23% - 30.80%	Estimated loss impact:	15.41%
Lender servicing fee:	1.00%	Estimated return:	15.39%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jan-1986	Debt/Income ratio:	18%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	14 / 11	Employment status:	Full-time employee
Now delinquent:	4	Total credit lines:	24	Length of status:	0y 6m
Amount delinquent:	$75	Revolving credit balance:	$6,146	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	45%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	6	Homeownership:	No
Inquiries last 6m:	0
Screen name:	pal2	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
We need a new roof!
Purpose of loan:
This loan will be used to re-roof our house - it has begun leaking due to high winds in the area.?

My financial situation:
I am a good candidate for this loan because I am a stable family man who now works for a very stable company.? We bought our house through owner financing (a former rental)?as a fixer upper in 2007.? We?invested most of our savings into the house as a downpayment and into the interior remodel,? Shortly after, my company was sold to a larger firm and closed, which resulted in a lengthy period of unemployment.??Naturally this used up the remainder of our savings.? Luckily I was able to land a better position with a market leading franchise company?in my field and?our positioning has allowed us to gain share even in this economic downturn.??My wife and I?have saved a little over $2000 towards the cost of the roof but need more to complete the job? Our plan was to replace it in 2010 but a recent high wind event in our area resulted in a number of leaks.? Our best guess is that the roof is about?30 years old.? If we can't get a loan we will eventually have the money saved by next summer, but ideally the roof should be replaced as soon as possible.

We have some bruises to our credit and are paying off our credit cards via a counselor. We?have never missed or been late with?a payment since we started the program almost two years ago.? We also have never been late with our car payments or mortgage (and prior to that our rent) going back many years.? The main reason our credit score is around 650 is the appearance of excess credit usage versus overal credit lines.? But, our credit lines were frozen when we entered the credit counseling plan.? Note that we entered this plan to keep from defaulting on our debt and are still paying about 10% interest (rough estimate - some are higher some are lower) on those accounts.? Also, during the start-up of the program some payments were delayed so we have a couple late payments showing which really weren't.? It wouldn't have been an issue since our plan was (and is) to not accumulate more debt and eventually be debt-free.? However, Mother Nature intervened and now the new insulation I added last year in the attic is getting wet!?

Monthly net income: $ 4045 + mileage (+/- $800 per month)

Monthly expenses: $
??Housing: $ 485 + $120 taxes
??Insurance: $ 162 including vehicles
??Car expenses: $ $467
??Utilities: $ 360
??Phone, cable, internet: $ $33 cable, phone and internet paid by employer
??Food, entertainment: $ 400
??Clothing, household expenses $?300
??Credit cards and other loans: $ 865
??Other expenses: $ 155 cell phones for kids
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422179
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	14.23% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Sep-1990	Debt/Income ratio:	40%
Credit score:	600-620 (Aug-2009)	Current / open credit lines:	21 / 20	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	50	Length of status:	5y 4m
Amount delinquent:	$0	Revolving credit balance:	$51,644	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	92%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	akittelson	Borrower's state:	California	Borrower's group:	Debt Consolidators
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	46 ( 100% )	600-620 (Latest)
Principal borrowed:	$7,200.00	< mo. late:	0 ( 0% )	580-600 (Feb-2008) 620-640 (Mar-2007) 600-620 (Mar-2007)
Principal balance:	$2,367.20	1+ mo. late:	0 ( 0% )
Total payments billed:	46
Description
Consolidate High Interest Debt
I would like to pay off one of my credit cards, transferring the money from revolving to installment. This way I?will eliminate that debt in three years.

My first plan of action was to call the bank and?ask them to?at least lower my interest rate. They?declined.?My?subsequent plan of action is to shift?the balance?from revolving with an open-ended time frame to installment with a much shorter time frame.

I would love to use a Prosper loan to pay off my card because then I will?have paid it off in three years, and?also because then private investors like you will be able to reap the rewards.

I have no blemishes on my credit ? not a single 30-day late or anything like that.

I have been a great Prosper customer. I have one paid loan and?another current loan. I have never been late.

As my credit continues to improve and my income rises and my writing efforts pay off, I would love to take advantage of this momentum and spend the saved?principal on marketing my creative wares in the following ways:

I would like to establish a more sophisticated Web presence, work on search engine optimization, buy more ISBN numbers. I would also love to be able to see not just my ESL book inch its way closer to market, but all of my other?books as well.

I teach high school English. I work overtime during the school year and also during summer in order to keep my income levels high. I also coach actors.

Additionally, I?write a regular column for examiner.com.

My monthly gross is $8,377. My monthly expenditures are?approximately $6,000 ??some of which is high interest, revolving debt?repayment that I am working on both whittling down and turning into short-term installment loans.

By?refinancing just this one credit card, I will have thousands in saved interest and principal that I may?spend on the following: Web site development,?Search engine optimization, ISBN?s, other higher interest debt and more time to market my writing via Twitter, Digg, Stumbleupon,?etc.

Importantly, I will have the peace of mind knowing that I will be paying it?off in?three years.

Feel free to affirm my creative potential by visiting:

My classroom Web site: http://www.webstaclecourse.com

And my comedy column: http://www.examiner.com/x-6002-LA-Comedy-Examiner

I appreciate your consideration. Hopefully you can see from my credit history, my Prosper accounts, my perseverance and my potential that I am a good bet.

Monthly expenses: $ 5965
??Housing: $ 1695
??Car/insurance/maintenance/gas expenses: $?650
??Utilities: $?60
??Phone, cable, internet: $ 120
??Food, entertainment: $?440
??School supplies, household expenses $?180
??Credit cards and other loans 2700
? Charity 120
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422181
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	30.00%	Starting borrower rate/APR:	31.00% / 33.39%	Starting monthly payment:	$430.01

Auction yield range:	17.23% - 30.00%	Estimated loss impact:	36.26%
Lender servicing fee:	1.00%	Estimated return:	-6.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jul-1995	Debt/Income ratio:	40%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	20	Length of status:	1y 1m
Amount delinquent:	$99	Revolving credit balance:	$6,271	Occupation:	Psychologist
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	Cotton5320	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	640-660 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	660-680 (Jul-2008)
Principal balance:	$3,763.03	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
Masters Degree International Health
Purpose of loan:
This loan will be used to finance?the remaining amount of money due?on?a Masters Degree in International Health for my wife at the University of Heidelberg, Germany. This school is the oldest learning institution in Germany but it is not a US title IV approved school and?thus US financial aid is not available. My wife has been accepted into this graduate program as the the first American candidate to do so- and she has tuition due in September. The initial deposit of 5,000 has been paid and this loan amount will cover the entire remaining costs of tuition for the program. Previously unknown to us was that US student financial aid would not be available, along with a $5,000 Americorps scholarship my wife earned performing one year of volunteer Americorps service last year (also due to the university here not being a title-IV school). We currently live here in Germany while we perform contract work and support for the US military.

My financial situation:
We are good candidates for this loan because I am a clinical psychologist employed by the Dept. of Defense and I have continual earning power based on a contract with a Fortune 250 company. In addition, we have?an another existing small loan on Prosper of which there have been consistent on time payments for 13 months since the onset of the loan. You are making money off my circumstances and that is just fine for a few more years because I see the bigger picture. The degree will enhance my wife's earning power both within the military and also within opportunities to work for the UN. We are responsible individuals that value higher education and hard work. My wife works full time until school starts and has part time work lined up during the school year. I see all my accounts in good standing. I am unable to determine why there is one negative on the report, but it may be my student loan consolidation after my own graduation?and such account was delayed via processing but?it is not delinquent. Finally, I fully anticipate selling?a second vehicle that we no longer need in order to complete full payment of my other Prosper loan within 60 days. These things can be used as a future witness of further loan credibility in your decisions to fund this loan.

Monthly net income: $ 60,000

Monthly expenses: $
??Housing: $ 540.00
??Insurance: $ 55.00
??Car expenses: $?Gas: 75.00 We drive a 1998 BMW CNG hybrid.
??Utilities: $ 45.00
??Phone, cable, internet: $ 80.00
??Food, entertainment: $?N/A
??Clothing, household expenses $?Provided
??Credit cards and other loans: $ 400.00
??Other expenses: $ N/A
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422185
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$1,061.29

Auction yield range:	17.23% - 29.00%	Estimated loss impact:	19.69%
Lender servicing fee:	1.00%	Estimated return:	9.31%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jun-1969	Debt/Income ratio:	38%
Credit score:	760-780 (Aug-2009)	Current / open credit lines:	12 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	10y 10m
Amount delinquent:	$0	Revolving credit balance:	$52,322	Occupation:	Food Service Manage...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	62%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	speedy-investment2	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Startup of a donut shop
Purpose of loan:
This loan will be used to obtain inventory and prepare a space to open a doughnut shop franchise.?

My financial situation:
I am a good candidate for this loan because I have?possession of all necessary equipment and furniture to start the shop.? I plan on opening this shop in a highly populated area where there are currently no doughnut shops available.?The doughnut industry is currently growing during these economic times.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422193
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Dec-1993	Debt/Income ratio:	6%
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	7	Length of status:	9y 3m
Amount delinquent:	$0	Revolving credit balance:	$5,310	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	90%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	exponential-affluence	Borrower's state:	Mississippi	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Lower Monthly Payments
Purpose of loan:
To pay off?expenses I had to incur this past year. I took a pay cut last year?to cut expenses, in order to save the?jobs of?our line employees.?

My financial situation:
I am a good candidate for this loan because I credit score of over 700! I always pay my bills on time!

I first want to thank all the potential lenders for your consideration. I am a?executive for a company in Mississippi, that's home base, is in Las Vegas. I am a single mom, and have 2 great kids ages 15, and 8. I need of a debt consolidation loan to lower my monthly payments. I have had to incur some additional expenses this past year. Do in part by my company asking that I take a pay cut. This pay cut was only temporary to cut back on payroll expenses, which saved some of my staff from losing their jobs. I am very dedicated to my staff and gladly made that personal sacrifice in order to protect their livelihood. The company is now back to being financially stable due to the fact that every employee was?dedicated in cutting expenses in every way, without sacrificing service. Policies that are now permanent part of our company. I am a good candidate because I am a dedicated mom and a trusted?peer. My goal is to provide my family with financial stability and to become a lender with Prosper so that I can?give?others the same opportunity you will be giving my family. "Dedicate some of your life to others.Your dedication will not be a sacrifice. It will be an exhilarating experience because it is an intense effort applied toward a meaningful end". -Dr. Thomas Dooley.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422199
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jan-2007	Debt/Income ratio:	16%
Credit score:	600-620 (Aug-2009)	Current / open credit lines:	4 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	5	Length of status:	4y 7m
Amount delinquent:	$0	Revolving credit balance:	$382	Occupation:	Landscaping
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	76%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	3721	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	600-620 (Latest)
Principal borrowed:	$6,000.00	< mo. late:	0 ( 0% )	620-640 (Apr-2008)
Principal balance:	$3,676.94	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
2nd Loan-Never Late...Expanding bus
Purpose of loan:
This loan will be used to?
Fund equipment purchases?to expand?landscaping business.
My financial situation:
I am a good candidate for this loan because?
This is my second Propser loan.?The first loan has been open for almost 2 years and all payments have been made on time.?The business that I started has taken off and I now have two employees.?I am looking to purchase a company vehicle, as well as additional landscaping equipment.?I still work part-time for my former boss. I have known him for over seven years and he continues to guide me?with my business.? I am young and still establishing my credit, which is why I am turning to Prosper for this loan. ?

Monthly net income: $4,500.00

Monthly expenses: $
??Housing: $ 250.00
??Insurance: $ 450.00
??Car expenses: $ 0
??Utilities: $ 0
??Phone, cable, internet: $ 60.00
??Food, entertainment: $ 100.00
??Clothing, household expenses $ 50.00
??Credit cards and other loans: $ 150.00
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422205
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$203.56

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jun-1991	Debt/Income ratio:	16%
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	3	Length of status:	22y 1m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	96Cavalier	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	55 ( 100% )	680-700 (Latest)
Principal borrowed:	$6,200.00	< mo. late:	0 ( 0% )	660-680 (Jan-2008) (Aug-2006)
Principal balance:	$2,576.88	1+ mo. late:	0 ( 0% )
Total payments billed:	55
Description
Parents car and anniversary
Purpose of loan: My parents recently celebrated their 50th wedding anniversary. As one gift to them I would like to pay the balance they have on their automobile loan.? And I would like to send them on a vacation so that they can celebrate this occasion on their own. I don't want them to worry about finances on this trip wherever they might choose to go. For myself,? I am a familiar with computers enough so that I can fix problems when they arise.? This includes helping family and friends with their computer troubles.?For most of them their computers were a major investment and I would hate to ruin one of them. So I would feel much more comfortable if I had more formal education in this area.? Online classes would be much more advantageous because of my work schedule.? Thanks to all who consider my request.

My financial situation:
I am a good candidate for this loan because I have a good payment history on my loans with Prosper.? I work a full schedule although other departments may reduce their work schedule.

Monthly net income: $ 1800

Monthly expenses: $675
??Housing: $0 ?? I live with my parents so I can help my father take care of my mother who has health problems.? They own their home.
??Insurance: $80??? Auto and Life
??Car expenses: $100
??Utilities: $ 100
??Phone, cable, internet: $ 100
??Food, entertainment: $ 75
??Clothing, household expenses $75
??Credit cards and other loans: $165 for a Prosper loan. I have no credit cards.
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422209
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.40%	Starting borrower rate/APR:	28.40% / 31.02%	Starting monthly payment:	$62.37

Auction yield range:	11.23% - 27.40%	Estimated loss impact:	10.68%
Lender servicing fee:	1.00%	Estimated return:	16.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Dec-1991	Debt/Income ratio:	41%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	26 / 21	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	91	Length of status:	6y 6m
Amount delinquent:	$0	Revolving credit balance:	$23,577	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	mom1973	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	640-660 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	640-660 (Jul-2009) 620-640 (Jun-2008)
Principal balance:	$739.20	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
2nd loan w/prosper-In good standing
Purpose of loan:
This loan will be used to pay off some little bills and to pay off the balance of my current prosper loan of $758 which I have paid on faithfully for the last year.

My financial situation:
I am a good candidate for this loan because?I am a responsible teacher and mother of three boys 11, 7, and 5.? I currently work year round and I teach summer school as well as the regular school year.? I am a responsible individual who is current with all of my bills.

Monthly net income: $ 3900.00 Plus my husband brings in another $1500.

Monthly expenses: $
??Housing: $ 1291
??Insurance: $ 123
??Car expenses: $ 569
??Utilities: $ 236
??Phone, cable, internet: $ 157
??Food, entertainment: $ 300
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 859
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422211
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.43%	Starting borrower rate/APR:	28.43% / 30.79%	Starting monthly payment:	$249.58

Auction yield range:	11.23% - 27.43%	Estimated loss impact:	10.69%
Lender servicing fee:	1.00%	Estimated return:	16.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Aug-1980	Debt/Income ratio:	27%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	25 / 23	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	59	Length of status:	3y 0m
Amount delinquent:	$0	Revolving credit balance:	$19,080	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	85%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	rnbusy	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	50 ( 100% )	660-680 (Latest)
Principal borrowed:	$12,500.00	< mo. late:	0 ( 0% )	640-660 (Feb-2008) 620-640 (Dec-2007) 660-680 (Oct-2006)
Principal balance:	$2,945.77	1+ mo. late:	0 ( 0% )
Total payments billed:	50
Description
Sure Thing -Perfect Prosper History
Purpose of loan:
This loan will be used to??Replace equipment currently being rented at a much higher cost?

My financial situation:
I am a good candidate for this loan because?? I have always paid bills on time, have NEVER defaulted on anything. I have?had the exciting opportunity to use my skills to ?be able to provide instruction in basic and advanced life support to community groups while still working full time. I have been renting the necessary equipment and as the opportunity grows it would be more cost effective to purchase the equipment and actually save money on monthly fees.? My employment history speaks for my commitment, have had only 3 employers in 30 years!?I am dependable and reliable, and self-motivated. I am able to combine my clinical skills and my more than 20 years in leadership roles to have this exciting opportunity.I have borrowed from Prosper, have completed one loan, and have a perfect Prosper record. Please help me reach this goal, it would be a winning situation for us both!

Monthly net income: $ 5700.00

Monthly expenses: $
??Housing: $ 1000.00
??Insurance: $ 150.00
??Car expenses: $ none
??Utilities: $ 200.00
??Phone, cable, internet: $?60.00
??Food, entertainment: $?150.00
??Clothing, household expenses $?150.00
??Credit cards and other loans: $?400.00
??Other expenses: $ 250.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422215
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,850.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	21.11%	Starting borrower rate/APR:	22.11% / 24.38%	Starting monthly payment:	$338.49

Auction yield range:	8.23% - 21.11%	Estimated loss impact:	7.00%
Lender servicing fee:	1.00%	Estimated return:	14.11%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jun-1997	Debt/Income ratio:	42%
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	15 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	13y 5m
Amount delinquent:	$0	Revolving credit balance:	$30,945	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	64%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	delight598	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	10 ( 100% )	680-700 (Latest)
Principal borrowed:	$8,500.00	< mo. late:	0 ( 0% )	720-740 (Sep-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	10
Description
Home repairs
Purpose of loan:
This loan will be used to??for general home repairs and improvements.? I endured very high energy bills during the Winter of 2008/09 due to very low insualtion levels in the attic?(2") and no insulation under?my house in the crawl spaces.? The plan is to have the attic, and crawl spaces in my house fully insulated in September and October.? I would?also like to have all of my?pipes fully prepared for the Winter months.? I have a very old home and it is vulnerable to?the Winter months.? I would also like to replace a?French door in my kitchen and replace the windows in my kids rooms.
My financial situation:
I am a good candidate for this loan because?I have a good job with a good rising income.? I have been with my employer now?since March?1996 and?have been in my current position as the Court Administrator?since 2000.? Every year?since 2000 I have recieved bonuses of 5% or more each?November.? That is the highest merit raise within our city government.

I have had a good payment history and I am just now getting to where things are tight and I am falling behind.? In?March when I purchased my new house my credit score was 720.? Due to the amount that I pay in child support and debt from my divorce settlement of 2007 it has been difficult to do much needed home repairs and improvements.?

I can repay a loan with reasonable monthly payments.

Please consider my application and you will not be disappointed.
Thank you.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422217
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$994.00

Auction yield range:	17.23% - 24.00%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	May-2003	Debt/Income ratio:	32%
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	8 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	0y 5m
Amount delinquent:	$0	Revolving credit balance:	$4,566	Occupation:	Realtor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	57%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	simon_11	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Land Purchase
Purpose of loan:
This loan will be used to?

My financial situation:
I am a low risk, high reward canidate for this loan. I have never had a late payment, charge off or?overdraft on anything. I refuse to have late payments or negative information on my credit report. The last time I had it pulled it was a 730. The primary reason it was lower than 760 is that I pay things off very quickly and try not to keep accounts open. I've been in the Real Estate business in Houston, Tx, for 5 years. I am looking at purchasing a 3 acre tract of land that is improved on the middle acre for $45,000. This land is located in the county and is acceptable for mobile homes. I used to be in the mobile home business, and still have many partners in the business. I currently have $20,000 for the property and need the rest. The property as a 3 acre tract could sell for $55,000. I have already had a septic guy, well guy, and pulled the flood and tax certs on the property. Everything is in good condition, current?and?it is not located in the 100 year flood plane.

My plan (which I have much experience at with my previous employer) is to get the property surveyed into 3, 1 acre tracts. The survey will cost $1,300. I will list the property with friends?that I?know in the mobile home business to do land home packages. The improved tract will sell for $30,000 and the other two?will be listed for $20,000. I plan on paying the loan off on the first sale. I anticipate this taking no longer than 7 months, as we already have somebody interested in purchasing a tract.

As you will see below I can afford the payments regardless of the property sale. However, this shouldn't be a problem with the land location, and current prospect.

Monthly net income: $

$ 4987 exactly on the dot

Monthly expenses: $
??Housing: $?600. Renting?a room with a friend I sold a house to.?I don't split any of the utilities.
??Insurance: Just paid my car insurance last week?for one year ($1,181) Health Insurance is already deducted and reflected in my?net income.
??Car expenses: $ 525
??Utilities: $ Included in?Housing.?
??Phone, cable, internet: $181
??Food Entertainment: $550
??Gas Card and Conns: $480 (Conns is $98 and will be paid off?on?November 6th.)

?? $4987 Net Income
-? $2336 Total?Bills
= $2,651 Disposable Income

The?loan on a 36 month term should be no more than $1,000 dollars.

This would still leave?me with $1,651 for savings and extra money to apply towards principal.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422223
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.43%	Starting borrower rate/APR:	28.43% / 30.79%	Starting monthly payment:	$249.58

Auction yield range:	11.23% - 27.43%	Estimated loss impact:	10.69%
Lender servicing fee:	1.00%	Estimated return:	16.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Feb-2005	Debt/Income ratio:	39%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	10 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	2y 6m
Amount delinquent:	$0	Revolving credit balance:	$19,264	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	77%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	sublime-funds	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying of three different credit ca
The purpose of this loan is to pay off three credit cards that i have.

I want to consolidate all my loans into one monthly payment because the promotional dates have expired on all of them and naturally, the interest rates have shot over the roof.. And instead of worrying about making various payments on three different occasions, it would be a relief to know that there is just one payment that needs to be made every month.

I appreciate the help and am here because im obviously trying to pay down my debit, and am trying to find a more affordable way of doing it.
Thanks,
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422227
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,100.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$140.23

Auction yield range:	14.23% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jan-1994	Debt/Income ratio:	18%
Credit score:	600-620 (Aug-2009)	Current / open credit lines:	4 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	13	Length of status:	6y 11m
Amount delinquent:	$0	Revolving credit balance:	$453	Occupation:	Medical Technician
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	90%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	bmetjpf	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	600-620 (Latest)
Principal borrowed:	$2,900.00	< mo. late:	0 ( 0% )	600-620 (Jul-2009) 600-620 (May-2009) 640-660 (May-2008) 640-660 (Apr-2008)
Principal balance:	$1,689.16	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
car repairs
Purpose of loan:
This loan will be used to? car repairs

My financial situation:
I am a good candidate for this loan because? I am willing to pay a high rate

Monthly net income: $ 52000

Monthly expenses: $
??Housing: $ 650
??Insurance: $ 150
??Car expenses: $ 500
??Utilities: $ 150
??Phone, cable, internet: $ 150
??Food, entertainment: $?600
??Clothing, household expenses $ 100
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422229
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.43%	Starting borrower rate/APR:	27.43% / 29.77%	Starting monthly payment:	$82.11

Auction yield range:	11.23% - 26.43%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Feb-1997	Debt/Income ratio:	29%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	10 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	46	Length of status:	11y 10m
Amount delinquent:	$0	Revolving credit balance:	$2,323	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	9	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	neka622	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	10 ( 100% )	660-680 (Latest)
Principal borrowed:	$15,000.00	< mo. late:	0 ( 0% )	660-680 (Sep-2008) 640-660 (Aug-2008)
Principal balance:	$12,438.15	1+ mo. late:	0 ( 0% )
Total payments billed:	10
Description
Wanting to pay off one Debt
Purpose of loan:
This loan will be used to pay off a loan which I keep paying and doesn't go down. I prefer to pay prosper than to the company.

My financial situation:
I am a good candidate for this loan because I have currently a loan with prosper and pay it direct debit from my account.

Monthly net income: $ 2,600

Monthly expenses: $
??Housing: $?860.00
??Insurance: $ 75.00
??Car expenses: $ 50.00
??Utilities: $ 0.00
??Phone, cable, internet: $ 0.00
??Food, entertainment: $ 50.00
??Clothing, household expenses $ when needed?
??Credit cards and other loans: $ 1,800
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422233
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	14.23% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Aug-1983	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	8 / 8	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	23	Length of status:	23y 3m
Amount delinquent:	$0	Revolving credit balance:	$29,714	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	86%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	motomech10	Borrower's state:	NewHampshire	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business expansion
Hi,
Seeking a little cash to help to cover some of the expenses associated with our recent move and expansion. New location allows us to offer more services, including direct trail access for customers. Favorable 3-year lease with purchase option for less then .50 sq/ft.IRS Sports is a full service independent power sports dealer. We cater to motorcycle, snowmobile and ATV owners. Our new location is located on the snowmobile and ATV trail in downtown Berlin NH. We sell new and used parts and complete machines. We offer a full service repair facility, parking & storage. We plan to offer machine rentals in the new future.? Currently have 1 fulltime employee who handles all the Internet sales. Currently interviewing for a fulltime parts manager and service technician. We have 3 markets we sell to. The local market consists of area residents within a half hour drive. Regional includes those from around New England; typically within a 2-5 hour drive that come to the area to utilize the snowmobile and ATV trail network. Global markets are customers who we sell new and used parts to directly over the Internet through our on line store, ebay and other selling sites such as craigslist.? www.irssports.com. Store web cam http://mycampage.com/irssports More pics http://tcayer.com/perrystreet/index.htmWe doubled the first year sales to 91k last year. We are on track to beat that by at least 20% this year. And expect to at least double it?next year.? I am happy to provide any additional information.

The numbers Business Monthly expenses:
Lease: $1200.00
Utilities: (cable, phone) $150
Heat: $100.00Web Services: $195.00
Insurance 4,500 annually
Landlord pays water/sewer

All home expenses are covered by wife?s income. $68,000. She has been a RN for 23 years.?Please see my profile.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422235
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.28%	Starting borrower rate/APR:	31.28% / 33.68%	Starting monthly payment:	$323.67

Auction yield range:	11.23% - 30.28%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.52%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Mar-1996	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	16 / 15	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	31	Length of status:	0y 0m
Amount delinquent:	$0	Revolving credit balance:	$58,434	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	86%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	coin-maniac6	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Inventory for new business
Purpose of loan:
This loan will be used to?
I have secured a contract to provide car chemical to 11 automotive dealerships in Atlanta, GA. My gross sales will be around $180,000 with a net revenue around $90,000.
Need $10,000 to place first order.
My financial situation:
I am a good candidate for this loan because?
The 11 dealerships are owned by my fater in law, so I am?pretty?confient in the success of this?business

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422239
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$298.20

Auction yield range:	17.23% - 24.00%	Estimated loss impact:	26.38%
Lender servicing fee:	1.00%	Estimated return:	-2.38%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	May-1987	Debt/Income ratio:	19%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	3 / 3	Employment status:	Retired
Now delinquent:	2	Total credit lines:	17	Length of status:	15y 1m
Amount delinquent:	$101	Revolving credit balance:	$0	Stated income:	$1-$24,999
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	adaptable-fairness	Borrower's state:	Kentucky	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidate, Fixing Things and Help
Purpose of loan:
This loan will be used to? Consolidate a small personal loan, a medical bill, buy a new dryer and help our son out.

My financial situation:
I am a good candidate for this loan because?
We are very conservative. We have no credit cards or car loans. My credit is not very high because we don't use it. We have never been late on a house payment or on the payment of the personal loan we have now.

Monthly net income: $ 1990

Below is my share of the expenses. My wife and I split them.

Monthly expenses: $ 973
??Housing: $ 506
??Insurance: $ 32
??Car expenses: $0
??Utilities: $ 100
??Phone, cable, internet: $65
??Food, entertainment: $ 200
??Clothing, household expenses $25
??Credit cards and other loans: $ 45
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422245
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	16.00%	Starting borrower rate/APR:	17.00% / 19.20%	Starting monthly payment:	$178.26

Auction yield range:	8.23% - 16.00%	Estimated loss impact:	6.86%
Lender servicing fee:	1.00%	Estimated return:	9.14%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jun-1990	Debt/Income ratio:	20%
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	13 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	8y 2m
Amount delinquent:	$0	Revolving credit balance:	$52,010	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	mamlukman	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	11 ( 100% )	680-700 (Latest)
Principal borrowed:	$7,500.00	< mo. late:	0 ( 0% )	680-700 (Jul-2009) 680-700 (Aug-2008)
Principal balance:	$5,506.19	1+ mo. late:	0 ( 0% )
Total payments billed:	11
Description
want to pay off 25% credit card

This loan will be used to pay off an HSBC card with a 25% interest rate. They raised my interest rate four months ago for no reason.

My financial situation: I have had the same job for over eight years; my net income per month after deductions is about $4,100; most of that goes toward paying off credit card debt, which should be paid off in about two more years. In past years I have cashed in some of my 401k to cover this sort of thing, but this year, with a 35%+ decline in value, it would be too expensive to take the loss!
I am a good candidate for this loan because I have never missed a payment on any debt, ever. Experian rates my credit score at 714. I pay several times the minimum on almost all credit cards. I have paid off one credit card in the past year and will pay off three more (the closed cards) by the end of this year. My credit score is less than excellent simply because I concentrate on paying off closed cards first--for example I have balances of $1,350 (Bank of America at 9.5%), $2,550 (Wachovia at 8%), and $1,500 (American Express at 11.25%) on closed accounts. I also have a home equity loan for $15,000 at 4.5%. Open credit cards are at low rates of interest (except for my friends at HSBC!): Wachovia 11% on $900, FIA, 9.9% on 7,900 and 2.9% on 2,500; Discover, 5.9% on $1,000, 11.24% on 1,000, and almost $1,000 at no interest; National City, 13% on 10,000, and a previous loan from Prosper at 13% (for $7,500, now paid down to $5,670). Experian lists a card which I paid off and closed 10 years ago as open--I have asked them to correct tis.

Monthly net income: $ 4,100

Monthly expenses: $ 1,150+credit card payments
??Housing: $183 (remaining mortgage is about $20,000, which is my wife's responsibility; I pay half the escrow, or $183 a month. House is assessed at $323,000.)
??Insurance: auto insurance of $400 a year; property about $900 a year--included in escrow; life insurance of $800 a year
??Car expenses: $80; just gas and repairs when needed--since I take public transit to work, gas is minimal; bought a 1993 Camry for cash in 2006
??Utilities: $100 (only electric)
??Phone, cable, internet: $90
??Food, entertainment: $600
??Clothing, household expenses $0
??Credit cards and other loans: $2,950
??Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422251
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$316.65

Auction yield range:	14.23% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jul-1996	Debt/Income ratio:	17%
Credit score:	620-640 (Aug-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	44	Length of status:	4y 0m
Amount delinquent:	$0	Revolving credit balance:	$8,578	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	44%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	6	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	kbslim	Borrower's state:	Texas	Borrower's group:	Not Active
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	27 ( 100% )	620-640 (Latest)
Principal borrowed:	$3,500.00	< mo. late:	0 ( 0% )	620-640 (Nov-2007) 560-580 (Apr-2007)
Principal balance:	$1,149.74	1+ mo. late:	0 ( 0% )
Total payments billed:	27
Description
Home Improvements-2nd Prosper Loan
About me:??? I am 32 years old and mother of 2 wonderful children ages?4 and 11. I married my high school sweet heart and we are going on our 12th Anniversary but have been together for 17 years and still going strong. My family makes me a better person.? I earned my Bachelors of Science degree while juggling a full-time job and family. In turn this opened many doors in my career; I have been employed for the past?4 years as a commercial property manager overseeing the daily operations of?3 mid-rise properties.

Purpose of Loan:?This is my 2nd loan at Prosper and I have?never been late or delinquent on my payments. The purpose of this loan request is to fix-up my home. Our house was built in the early 1950's and as you can imagine it is in dire need of some improvements. The improvements will include?energy efficient items such as a?new roof,?windows, doors and kitchenware. These upgrades will add value to?our home as well as provide a savings in our energy bills.

Monthly budget: Mortgage: $1,153; Insurance: $311; Utilities: $350; Phone, cable, internet: $200; Food, entertainment: $500; Clothing, household expenses: $150; Child care: $760;?Credit Cards and other loan payments: $400 Other expenses: $600 Prosper Loan: $137?Savings: $300 Total: $4,561

Monthly Income: $5,916 - $4,063= $1,355 total??

I still have $$$ to pay my Proper loan back!!!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422253
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$316.65

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Apr-1999	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	8 / 7	Employment status:	Self-employed
Now delinquent:	1	Total credit lines:	37	Length of status:	0y 0m
Amount delinquent:	$151	Revolving credit balance:	$5,413	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	61%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	3
Screen name:	principal-tambourine	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
more money to start up my business
Purpose of loan:
This loan will be used to?Start up my consingnment boutique. I need to buy a sign for the outside of my business and be able to advertise my business.

My financial situation:
I am a good candidate for this loan because?My store is already opened I just need a little extra financing. This kind of business is becoming very popular due to the hard economic times.

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $75
??Car expenses: $369
??Utilities: $180
??Phone, cable, internet: $44
??Food, entertainment: $
??Clothing, household expenses $0
??Credit cards and other loans: $600
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422257
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,700.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	5.00%	Starting borrower rate/APR:	6.00% / 8.06%	Starting monthly payment:	$51.72

Auction yield range:	3.23% - 5.00%	Estimated loss impact:	0.59%
Lender servicing fee:	1.00%	Estimated return:	4.41%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Aug-1980	Debt/Income ratio:	3%
Credit score:	800-820 (Aug-2009)	Current / open credit lines:	9 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	6y 0m
Amount delinquent:	$0	Revolving credit balance:	$526	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	SweetHomeChicago	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Building Goodwill with Prosper
Purpose of loan:
Hello everyone, I recently read an article on Barrons about Prosper and I was intrigued about participating as an investor.? After?recently?bidding for several loans, I noticed?that Prosper could also offer very attractive interest rates to highly rated borrowers.? As such, I am looking to take?out a small loan to demonstrate to Prosper lenders that I am creditworthy borrower.? Since I do not currently need this loan, I will be most likely paying this loan back in the short term (6-12 months).?

My financial situation:
I am a great candidate for this loan because I currently have significant savings and salary that are more than enough to cover the principal amount of this loan.? I am?employed in finance in New?York City and I have always made my personal balance sheet a high priority in life.? As?such, my credit rating, DTI,?and bank utilization % reflect that of a top notch borrower.? In addition, I have never had any delinquencies in my entire history?of borrowing.? My credit card balance is paid off every month and I would never do anything to tarnish my credit history which I believe is pristine.??

Thanks for your interest and?happy bidding!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422263
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	10.48%	Starting borrower rate/APR:	11.48% / 13.60%	Starting monthly payment:	$197.80

Auction yield range:	3.23% - 10.48%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	8.97%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Aug-1994	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	800-820 (Aug-2009)	Current / open credit lines:	24 / 22	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	52	Length of status:	0y 1m
Amount delinquent:	$0	Revolving credit balance:	$12,979	Occupation:	Doctor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	13%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	kushbomb	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	8 ( 100% )	800-820 (Latest)
Principal borrowed:	$4,700.00	< mo. late:	0 ( 0% )	700-720 (Dec-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	8
Description
Physician, prosper lender, no DQ's!
Purpose of loan:(explain what you will be using this loan for)
credit card elimination
My financial situation

NEW LISTING!!!?? I wholeheartedly apologize to anyone who bid on my last listing...Since i have stopped receiving wages and now receive my income from my office distributions, prosper did not accept my W-2 encompassing 1/1/09 to 6/31/09, nor my K-1 thereafter..i was forced to relist.? I hope that i have not alienated too many of my previous bidders...I am also a prosper lender, and i know how frustruating it is to have a loan withdrawn or cancelled after having tied up your money in it.? Please accept my apologies...

FELLOW LENDER AND PREVIOUS BORROWER!!!

between my residency graduation and my new job as a physician (OBGYN)?in NY, i had to live on my credit cards to both survive and?paint/fix up?my apartment. My income is 230K, plus profit sharing bonus in aug '09 ( on track for 50-60k).? i have used one prosper loan to dec my debt, now i want to wipe out another 6000$ of PREDATORY RATES (24.99%!!!! increase out of nowhere!!! SCREW YOU BANK OF AMERICA!!!!!)
I also have 78k in equities/savings/ IRA

I *could* technically pay this off in one month with my income, buuuuut i dont feel like eating grilled chesse for four weeks straight!

Monthly net income: $ 15000
Monthly expenses: $???
Mortgage 2850???????????????
?Car?????????? 396?????????????????
??Common charges 475??????
? Electric???? 100??????????????????
Car ins:???? 90?????????????????????
?Phone/cable 110??????????????????????????????
??med school loan 600$entertainment/clothes/gas: ~1000$
all the rest goes to pay my debts/ invest in equities and CD's.?

bidding on my loan is like investing in a high yield CD.? As a lender myself, I would just rather pay you than bank of america!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422275
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,300.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.28%	Starting borrower rate/APR:	31.28% / 33.68%	Starting monthly payment:	$358.19

Auction yield range:	11.23% - 30.28%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.52%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Feb-1999	Debt/Income ratio:	35%
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	14 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	5y 2m
Amount delinquent:	$0	Revolving credit balance:	$4,028	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	6%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	SantaBarbaran	Borrower's state:	California	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	8 ( 100% )	680-700 (Latest)
Principal borrowed:	$2,500.00	< mo. late:	0 ( 0% )	680-700 (Jul-2009) 620-640 (Jul-2008) 580-600 (Oct-2007) 600-620 (Jul-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	8
Description
2nd Prosper Loan - Eliminate CCs!
Despite the low credit grade assigned my Prosper, I think I would be an excellent borrower!? I've never defaulted on an account or had a late payment.? I'm working actively to pay off my debts efficiently and work at a great company.? My most recent credit scores vary from 700-720 and I've boosted those up over 80 points in the last year.? I've got sufficient emergency savings and balance in my retirement account in case of any emergencies and hope you will help me to consolidate my balances into one simple 36 month loan.

Thank you for looking at my loan, please let me know if there's any questions or items I may clarify!

Purpose of loan:
This loan will be used to consolidate?my credit cards into one payment and be rid of them in three years and improve my credit score.

My financial situation:
I am a good candidate for this loan because I have a steady income at a stable employer and have previously borrowed via Prosper in the past with no late payments.

I have a steady job in the financial services industry and am working on continuing my education and obtaining my MBA.? I'm working hard to lower my credit card debt and have in the last?14 months paid off 20% by budgeting and diligence.

I've learned the hard way about the dangers of credit cards.? While it may have made college easier, I'm paying the price now!

Monthly gross income: $4,138

Monthly net income: $3,358 Net

Monthly expenses: $ 2,865
??Housing: $ 800
??Renters/Auto Insurance: $? 150
??Car expenses: $??450 (incl. gas)
??Utilities: $?150
??Food, entertainment: $ 250
??Clothing, household expenses,?laundry?$ 150
??Credit cards and other loans: $ 800
? Student Loan: $71
? Pet Care:? $30

The?credit cards I'll consolidate?are as follows:
Capital One: $700 @ 14.99%
Capital One: $3750 @ 9.72%
Chase:?????????$3350 @ 13%
Juniper Bank: $500 @ 26%

These are all permanent rates, but I'd like to try to consolidate the payments and try to obtain a comparable interest rate, pay them down in 36 months and improve my credit by having an installment loan vs. revolving credit.? The cards are closed from when I enrolled in a debt management program.? I have paid consistently there, but would rather avoid the $31 monthly fee and the 5 year program and the negative effect on my score since the accounts are closed and still open.? I'll pay less in the long run through Prosper.

Inquiries - I've been working to finance my car (once in March, and recently).? I've taken some pulls but have succesfully reduced my interest rate 6%

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422281
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.07%	Starting borrower rate/APR:	12.07% / 14.20%	Starting monthly payment:	$66.50

Auction yield range:	4.23% - 11.07%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	8.93%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jul-1977	Debt/Income ratio:	37%
Credit score:	740-760 (Aug-2009)	Current / open credit lines:	13 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	33	Length of status:	9y 10m
Amount delinquent:	$0	Revolving credit balance:	$24,945	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	68%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	yaro	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	740-760 (Latest)
Principal borrowed:	$1,500.00	< mo. late:	0 ( 0% )	760-780 (Jul-2008)
Principal balance:	$1,044.61	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
Pay down credit cards
Purpose of loan:
This loan will be used to? pay down credit card debt with a reasonable interest rate.

My financial situation:
I am a good candidate for this loan because?I have never missed a payment with Prosper or any other lenders.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422287
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.23%	Starting borrower rate/APR:	18.23% / 20.44%	Starting monthly payment:	$362.68

Auction yield range:	17.23% - 17.23%	Estimated loss impact:	25.95%
Lender servicing fee:	1.00%	Estimated return:	-8.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Nov-2000	Debt/Income ratio:	Not calculated
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	13	Length of status:	0y 0m
Amount delinquent:	$0	Revolving credit balance:	$8,448	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	92%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	Disney2010	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Credit Card Consolidation
Purpose of loan:

This loan will be used to consolidate all my credit card debt into one payment.

My financial situation:

I am an excellent candidate for this loan because I am a responsible, hardworking person and have never missed or been late with a payment.? I'm consolidating in order to eliminate as much interest paid as possible, and to get out of debt more quickly.? Payments will be?automatically deducted from my bank account.

Monthly expenses: $?

??Food, entertainment: $ 150.00
??Credit cards and other loans: $350.00?(This is including the prosper loan if funded)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422305
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$1,061.29

Auction yield range:	11.23% - 29.00%	Estimated loss impact:	10.73%
Lender servicing fee:	1.00%	Estimated return:	18.27%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Sep-1979	Debt/Income ratio:	44%
Credit score:	720-740 (Aug-2009)	Current / open credit lines:	15 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	36y 2m
Amount delinquent:	$0	Revolving credit balance:	$103,981	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	87%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	p2p-tycoon9	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off debts
Purpose of loan:
This loan will be used to pay off existing debt.?I want to consolidate some outstanding debt into one monthly payment.?

My financial situation:
I am a good candidate for this loan because I have worked for the same company for 36+ years.? My employment outlook is great.? I will actually be adding another department to the two I already manage in 2010.? I have approx. $175,000.00 in my 401k account, I have 3,080 shares of stock in my company that is currently trading at $16.10 and also 14,600 shares of stock options for my company as well.? I have $240,00.00 in life insurance to cover the loan if something happens to me.? I own my own home with my husband.? I also receive bonuses each February and the last two years they have been approx. $12,000.00.? I expect the same or greater in February 2010 as I am currently involved in a major project at my company.? I have always paid my bills on time.? If someone will just loan me the money, I will be sure to pay it off in full.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422329
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.23%	Starting borrower rate/APR:	18.23% / 20.44%	Starting monthly payment:	$272.01

Auction yield range:	17.23% - 17.23%	Estimated loss impact:	25.95%
Lender servicing fee:	1.00%	Estimated return:	-8.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	May-1986	Debt/Income ratio:	44%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	17 / 14	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	48	Length of status:	33y 2m
Amount delinquent:	$76	Revolving credit balance:	$108,202	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	84%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	3
Screen name:	impressive-kindness8	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off credit cards
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $ 50.000

Monthly expenses: $
??Housing: $ 637.00
??Insurance: $
??Car expenses: $ 400.00
??Utilities: $ 320.00
??Phone, cable, internet: $ 200.00
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422341
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,400.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.43%	Starting borrower rate/APR:	27.43% / 29.77%	Starting monthly payment:	$98.54

Auction yield range:	11.23% - 26.43%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Sep-2002	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	14 / 12	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	20	Length of status:	6y 7m
Amount delinquent:	$0	Revolving credit balance:	$10,475	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	75%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	DeepPockets72	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	640-660 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	660-680 (Jul-2009) 600-620 (Mar-2008) 580-600 (Feb-2008) 560-580 (Dec-2007)
Principal balance:	$615.64	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
Need to create more money 4 my biz!
Purpose of loan:I am an actress/model/pornstar. My stage name is Nina Jaymes ( google me)? I? have my F/T? modeling biz as described below. This is a great biz and would like the chance to further expansion.? Need to pay off debts and get a new laptop and camcorder so I can further expand in the entertainment/adult industry. My plans are to create more videos for passive income and update my site again and bring on multiple other girls, And create my own cam girl site as well.. etc etc.. Lots of plans NEED MORE MONEY!

My financial situation:
I am?self-employed and make a pretty good?living?by most people's standards. I do various photo and video shoots as a free-lancer so there is always an influx of money coming in almost everyday.? I model, produce, videography, website owner. NO LATE PAYMENTS ON CREDIT REPORT OVER THE LAST 6 YRS.
?$4000 - $8000 per Month? I average over $50k per year for the last 6 yrs.
I only have bank statements to prove my income. Most of my business is a cash business.
I receive $556 per month in child support.
However because of being self employed and inadequate verification the banks gouge me with extremely high interest rates. My computer was hacked and credit card accounts were fooled with and as of this date the banks continue to charge me exorbitant interest rates making it unbearable for me to pay no more than the minimums on most occasions. In light of things they recently dropped my interest rate a bit.
I refinanced my car loan? 04/07
From $625 a month to??$452 per month?
And I also bought a home for $ 153,000
Mortgage is $ 1150 per month? ( in process of loan modification due to down real estate market)

Credit Cards with balances:
Aspire Visa? $2165 67 min
Care Credit $ 388 bal? min payment $130
ISPC? $5500? $60 min??? (water filtration)Bank of America $1995? $45 minChase $1998 $59 minVictoria Secret $198? $10 minBest Buy MasterCard? $295? $15 min

Monthly net income: $ 4000- 8000

Monthly expenses: $
??Housing: $ 1st mtg? 812??? 2nd mtg 349
??Insurance: $?87 (car) Homeowners?(115)
??Car expenses: $ 450
??Utilities: $ 150
??Phone, cable, internet: $ 130
??Food, entertainment: $ 400
??Clothing, household expenses $ 200
??Credit cards and other loans: $? approx 500
??Other expenses: $

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422347
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	25.61%	Starting borrower rate/APR:	26.61% / 28.94%	Starting monthly payment:	$1,015.41

Auction yield range:	8.23% - 25.61%	Estimated loss impact:	9.11%
Lender servicing fee:	1.00%	Estimated return:	16.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Mar-1983	Debt/Income ratio:	27%
Credit score:	780-800 (Aug-2009)	Current / open credit lines:	10 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	33	Length of status:	13y 0m
Amount delinquent:	$0	Revolving credit balance:	$65,011	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	76%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	champ6	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Credit card payoff
Purpose of loan:
This loan will be used to? consolidate my credit card debt and pay it off once and for all.?
My financial situation:
I am a good candidate for this loan because? I make good money ($100K salary), I am not past-due on any account nor my mortgage and even though I've racked up a large amount of debt, I have been able to manage it and keep up with my payments.? I'm just tired of paying these high?interest rates and not being able to make a dent in what I owe.??I am a young guy who is college educated and make good money, but would do dumb things like use credit cards during each year and then pay them off with my annual bonuses that were usually 20 - 30% of my annual income.? With the slowing economy, the bonuses stopped, my pay was cut by 5%. However, I am secure in my employment?having worked for the same company for?13 years (the company is 21 years old).

In any case I realized?the hole I dug myself and that I?really cannot afford to keep paying the monthly minimum?to the credit card people as it will never let me get ahead of my debt.? I want to take responsibility for the debt I incurred and truly hope that this will be a way to make the money I already put out each month in minimum payments actually count towards eliminating my credit card debt once and for all. ?I?have every intention of closing all of my credit card accounts once I am able to do this and?will get myself on?track to?save responsibly and never put myself in this situation again. I currently pay out nearly $1000 in credit cards a month and it isn't making any progress in reducing the debt.? I'm hoping to be able to make a better payment that will actually eliminate the debt instead of just prolonging it.

I'm thankful that there are fiscally responsible people out there that will give someone like me who has learned his financial lesson the hard way a second chance at handling my unsecured debt quickly and efficiently. Thanks.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422363
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.11%	Starting borrower rate/APR:	21.11% / 23.36%	Starting monthly payment:	$113.19

Auction yield range:	8.23% - 20.11%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.14%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Mar-1994	Debt/Income ratio:	17%
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	9 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	4y 9m
Amount delinquent:	$0	Revolving credit balance:	$17,231	Occupation:	Engineer - Electric...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	60%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	4
Screen name:	transaction-paladin	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Low Expenses Steady Income
Hello,

Thank you for taking a?moment to view?my listing.?

Purpose of loan:
This loan will be used to consolidate my credit card debt, which I accrued while working on my graduate degree,?into one payment and more importantly, save me money in the long term by lowering my interesting rate.

My financial situation:
I am an excellent candidate for this loan because I have a good paying job with incredible job security working as an engineer for the Federal Government.??My expenses?are low as I am single and am sharing an apartment with my brother ($600 for rent).? I'm a computer geek so I don't go out much keeping my entertainment and clothing costs down.? Something that is very important to point out is that even though I incurred this debt while working on my graduate degree, I am responsible with my finances. I use Budget Calendar v. 1.4 to plan my expenses and income. My commitment to fiscal responsibility?was demonstrated during?the recent Cash for Clunkers program.? Though my 2001 truck qualified and I would have been able to get more money for the truck using the program and?purchase a brand new car, I knew that I would be taking on another $15,000-$20,000 debt.? Instead, I took my truck to a trusted mechanic to ensure I could get another 3-5 years out of it with minimal maintenance expense.??With a safe and reliable?used truck, which I bought new and paid off completely, I can put off such purchases until?my debt is completely paid off.

Monthly net income: $ 3,500

Monthly expenses: $
??Housing: $ 600
??Insurance: $?$70
??Car expenses: $ 400 (gas mainly)
??Utilities: $?40
??Phone, cable, internet: $?120
??Food, entertainment: $ 200
??Clothing, household expenses $?80
??Credit cards and other loans: $ I pay?$1000-$1200 each month but with this loan, this will be eliminated.
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422387
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,800.00	Prosper Rating:	B
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	15.58%	Starting borrower rate/APR:	16.58% / 18.77%	Starting monthly payment:	$347.35

Auction yield range:	6.23% - 15.58%	Estimated loss impact:	5.27%
Lender servicing fee:	1.00%	Estimated return:	10.31%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Oct-1978	Debt/Income ratio:	21%
Credit score:	760-780 (Aug-2009)	Current / open credit lines:	19 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	35	Length of status:	4y 2m
Amount delinquent:	$0	Revolving credit balance:	$54,007	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	60%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	Faure	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Bank of America did me wrong!
Purpose of loan:
This loan will be used to get away from?Bank Of America. What really riled me up is that while my Fica Score was standing at 777 and I never missed a payment and never was late on any of the cards I held with them (Amex and Mastercard) BOA?increased my interest rate, completely destroyed my credit lines down to a fistful of dollars above the current balance I maintained (then at about 30% of my credit lines) and increased my minimum payments. All for no reason but to cover their incompetence. That made me look like I was maxing out my credit. Needless to say that knocked my Fica score down and infuriated me (and millions of other BOA customers in fine standing! Even though my Credit score is still above 700+, I want?to pay them off in order to regain my Fica score I have worked all my life to maintain in great standing.
My financial situation:
I am a good candidate for this loan because I earn a good income and I have always been financially responsible.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422393
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.73%	Starting monthly payment:	$67.85

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-1993	Debt/Income ratio:	5%
Credit score:	620-640 (Aug-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	12	Length of status:	6y 10m
Amount delinquent:	$0	Revolving credit balance:	$2,644	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	91%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	12	Homeownership:	No
Inquiries last 6m:	2
Screen name:	jemsmom	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	620-640 (Latest)
Principal borrowed:	$1,300.00	< mo. late:	0 ( 0% )	520-540 (Apr-2008)
Principal balance:	$939.81	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Moving on With My Life
Purpose of loan:
This loan will be used to? to finally move on with my life and divorce my estranged husband. He continues to threaten to force the sale of my family home in order to take the minimum 25% he is allowed under the "dowers rights" law that is still on the books here in Ohio. This loan will be used for attorney fees to negate this threat to my family's well being.

My financial situation:
I am a good candidate for this loan because? I have continued to improve my financial situation since being granted my first loan in April 2008. I have fully rehabilitated my student loan debt and have paid off many bills in the last year. I have never missed a payment with Prosper. I share my family home with my elderly mother and two children. I am solidly employed and expect I will be until retirement.

Monthly net income: $ 2682

Monthly expenses: $
??Housing: $ -0-
??Insurance: $ 82
??Car expenses: $ 100
??Utilities: $?250
??Phone, cable, internet: $?200
??Food, entertainment: $ 450
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 400 (Student loan and small credit cards I pay off regularly)
??Other expenses: $?60 (Prosper Loan)

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422411
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jul-1990	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	4 / 4	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	8	Length of status:	5y 6m
Amount delinquent:	$0	Revolving credit balance:	$2,437	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	51%	Stated income:	$1-$24,999
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	1
Screen name:	interest-computer	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
$15,000 - Electricity Power Broker
My husband and I are starting an electricity brokering business to save other businesses money on their electricity bills.

We're an independent agent of Glacial Energy, which for 15+ years has been buying electricity in larger quantities at wholesale rates from independent energy producers, and reselling it through broker agents (like us) to business customers for less than (typically 10% - 35% less) local utility companies charge.? Over the past 15 years, Glacial Energy has had a 97.5% annual customer retention rate, so we are confident that the customers we sign up will stay with us because they will experience the savings.

Because of deregulation of the electricity industry, local utilities are obligated to deliver the electricity that is produced and sold by others.? The local utilities can still charge their delivery fee, but the customer can purchase the electricity from elsewhere, including power brokers.? This is true in New York State where we are starting our business and in lots of other states where we plan to expand to in the future.

We received our training and we are ready to get started.? We're targeting businesses that use a lot of electricity, like grocery stores, car washes, laundromats, health clubs, tanning salons, hotels and motels, welding & machine shops, hospitals, etc.? We get paid $0.0012 cents per kWh per month on all our accounts.? Our closing ratio should be close to 100% because everyone is interested in saving money on electricity.? Assuming an average account size of 20,000 kWh per month and that we conservatively get 100 new accounts per month, our revenues would grow by $2,400 per month.? At that rate, we will be making $28,800 a month by the end of our first year, or $335,600 annualized.

Due to the lag between closing a sale, the client getting billed a month later for their first month of service, another month for them to pay for the bill, and then another couple of weeks for Glacial Energy to disburse commission checks, we are looking to raise funding to keep us going during this start-up phase, which is the reason for this loan.

You may notice that we declared bankruptcy back in the year 2000.? Since then we've been very good with keeping up with our bills, and are looking forward to having the bankruptcy expire off our credit reports next year.

Since Prosper asked me not to use my husband's income in my above credit report display, I am stating here that he makes $150,000 per year working for his employer, a financial information services provider, where he's been working for 3 years, and his name is on our mortgage, which is why Prosper is not showing me as a homeowner.? We've owned our home since 2003 and have a mortgage and home equity loan.?? We've never been late on a mortgage or home equity payment.?

Thank you for considering us.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422423
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,100.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.11%	Starting borrower rate/APR:	21.11% / 23.36%	Starting monthly payment:	$154.70

Auction yield range:	8.23% - 20.11%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.14%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	May-2006	Debt/Income ratio:	30%
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	11	Length of status:	0y 11m
Amount delinquent:	$0	Revolving credit balance:	$4,853	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	36%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	vester2	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	11 ( 100% )	680-700 (Latest)
Principal borrowed:	$1,300.00	< mo. late:	0 ( 0% )	680-700 (Oct-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	11
Description
Paying off credit card
Purpose of loan:
This loan will be used to help pay off a high interest credit card.

My financial situation:
I am a good candidate for this loan because I've been on time with all my payments on my previous prosper loan. I have a steady income and a job I've kept for a year now. I live with my mother because I'm trying to pay my debt off and finish college.

Monthly net income: $ 552.40

Monthly expenses: $ 657.60
??Housing: $ 0
??Insurance: $0
??Car expenses: $322.60
??Utilities: $ 0
??Phone, cable, internet: $ 90.00
??Food, entertainment: $ 100.00
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 145
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422441
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,200.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$325.70

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jan-1997	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	10 / 8	Employment status:	Self-employed
Now delinquent:	1	Total credit lines:	38	Length of status:	2y 11m
Amount delinquent:	$180	Revolving credit balance:	$10,196	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	41%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	happychick981	Borrower's state:	DistrictOfColumbia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	660-680 (Latest)
Principal borrowed:	$7,000.00	< mo. late:	0 ( 0% )	680-700 (Jul-2008)
Principal balance:	$5,039.14	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
Medical Bills Loan
Purpose of loan:
This loan will be used to consolidate the remaining bills that my insurance did not cover for my laparoscopic surgeries, labs and follow ups in March and April. I had to have multiple surgeries due to complications, and loopholes in my insurance left me to pay for some of this out of pocket :( Gotta love US Healthcare.

My financial situation:
I am a good candidate for this loan because I have a steady income and I am able to pay all of my bills on time, however the medical companies are requesting that I pay everything all at once (over 7000 dollars) which I am unable to do, and its hurting me quite badly right now financially as it is obviously such a large sum of money. I was offered medical loans, but at such high interest rates that would hurt me in the end more than help me.

Monthly net income: $6000

Monthly expenses: $
??Housing: $ 1350
??Insurance: $ 200
??Car expenses: $ 0
??Utilities: $ 100
??Phone, cable, internet: $ 70
??Food, entertainment: $ 150
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 300
??Other expenses: $ 300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422447
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Apr-1999	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	11 / 8	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	15	Length of status:	3y 8m
Amount delinquent:	$0	Revolving credit balance:	$20,583	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	71%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	sculpture4	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Agency providing help to disabled
Purpose of loan:
I own and operate a small social services agency in Ohio. We provide services to adults with intellectual and physical disabiltiesI began working with our first client in April of 2006. I was the only employee working with our only client for about a month. We then started growing - adding a few new clients and new employees every month. As of right now we have about 25 clients and about 35 employees. I have a bachelors degree in Social Sciences and a Masters degree in Psychology. I started my agency because I saw the incredible need to provide high quality services to individuals with disabilities. I also saw the direct care staff of other agencies who were treated horribly and as a result provided substandard care. From day one and now four years later I have stuck to my commitment and promise to deliver high quality services to clients and to provide a dedicated and rewarding work environment.

I have built my company from scratch never before requiring a business loan. I am asking for this $15,000 so that we may continue providing services to one particular individual. When we first started with this person we were working only twenty hours a month with him. That increased to about 40 hours a week. Beginning in October we will be providing 24/7 care to him. I do not have the money to cover the lag between billing and payroll and expenses. We have worked with this person for three years and it would be devastating to be unable to provide services just because I can't cover the time period between providing the services and being able to bill for them.

My financial situation:
I have always been fiscally responsible. My credit report shows no late payments or public records. The only factor that brings my credit score down a little is because I put my first year of graduate school on a credit card. I pay all of my bills on time and have a long track record of making good, conservative financial decisions. I would never dream of defaulting on a loan.

Monthly net income: $

Monthly expenses: $
??Housing: $ 550
??Insurance: $ About 450 every 6 months
??Car expenses: $ 623
??Utilities: $ About 200 a month
??Phone, cable, internet: $ 120
??Food, entertainment: $ 200
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 400
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422453
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,300.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.11%	Starting borrower rate/APR:	21.11% / 24.02%	Starting monthly payment:	$49.05

Auction yield range:	8.23% - 20.11%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.14%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Oct-2006	Debt/Income ratio:	Not calculated
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	1 / 1	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	8	Length of status:	3y 1m
Amount delinquent:	$0	Revolving credit balance:	$4,398	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	78%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	hope-cluster	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying For Housing For College
Purpose of loan:
This loan will be used to pay for my College Housing. I'm a college student at the University of Dayton,?who is in need of money to secure a lease for my last year of school..

My financial situation:
I am a great candidate for this loan because? I currentlly have an excellent job that is flexible with my hours. I work during the summer doing internships and fellowships that pay cash, as well as i've had a job since i was 14 years of age and understand the purpose and process of a loan. Just for the record, I've never been late on a payment.

Monthly net income: $ 1,000 - $1,400

Monthly expenses: $
??Housing: $? 0 or $320 if i get this loan
??Insurance: $? 0
??Car expenses: $ 0?
??Utilities: $? 0
??Phone, cable, internet: $? 0
??Food, entertainment: $ 150
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 70
??Other expenses: $? 25
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422471
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Aug-2002	Debt/Income ratio:	22%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	15 / 14	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	33	Length of status:	0y 8m
Amount delinquent:	$559	Revolving credit balance:	$3,641	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	24%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	6
Screen name:	basis-rose1	Borrower's state:	Arkansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Building a Fence for Our Bulldog
Purpose of loan:
This loan will be used to build a fence for our English Bulldog to run and play.

My financial situation:
I am a good candidate for this loan because I have a really reliable job with a good salary.? I have my Bachelors in Nursing and I am an RN.

Monthly net income: $ 3000

Monthly expenses: $
??Housing: $ 450
??Insurance: $ 80
??Car expenses: $ 300
??Utilities: $ 100
??Phone, cable, internet: $ 100
??Food, entertainment: $ 100
??Clothing, household expenses $ 30
??Credit cards and other loans: $ 30
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422477
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.73%	Starting monthly payment:	$67.85

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-1995	Debt/Income ratio:	50%
Credit score:	620-640 (Aug-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	21	Length of status:	7y 0m
Amount delinquent:	$877	Revolving credit balance:	$6,076	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	4	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	wall12ace	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	23 ( 96% )	620-640 (Latest)
Principal borrowed:	$8,000.00	< mo. late:	1 ( 4% )	600-620 (Jul-2007)
Principal balance:	$3,262.28	1+ mo. late:	0 ( 0% )
Total payments billed:	24
Description
Help on time prosper member-NOT HR
??Thanks?to all the guys that bid on me in my last attempt,?going to try this one more time. Thanks to all in advance

?? First and Foremost this is my second Prosper Loan and the 1st is two years in and on time. My Credit score has risen since?my last loan. ?Having said that, I am applying for your support in order to bridge the gap from my wifes unemployment. She had kept 2 kids for the last three years and a couple months back she was informed with little notice they would not be staying with her any more. Long story short it hurt us worse than I expected. She is now keeping 2 new infants?and has resumed her income, but it would be nice to get a little breathing room and pay off a couple of things that have been late. I wasnt sure if it would be better to apply for more or just enough to get back to the original amount of the first prosper loan. If it would be better to add enough to pay off the 1st prosper loan then someone let me know.

Purpose of loan:
The purpose of this loan is to?payoff debt.

Financial situation:
I have been in education for?7 years(all spent at the same school). While being?a teacher?may not be a universal endorsement, I would like to believe it says something about my values and honesty. I am a contracted worker who is paid on a monthly basis at the beginning of every month. My wife keeps our kids as well as a few others and makes money while being able to raise our kids. We are honest people who get by and will?continue to get by with or without this loan. I have had good credit for years and have never defaulted on anything. Just like most people we have had our troubles and the last few months have been the roughest with my wife being out of work. In looking at my credit you will see that I have had some late payments but things always get paid. ?I tell this because I do not want anyone to think I am trying to hide anything.?Not sure what else to say other than me and my wife have stable jobs and income that would allow us to?make this monthly payment just as I have been making?my other Prosper payment for two years. Thank You for your consideration. ??

Monthly net income: $
Myself $2900
Wife $1280

Monthly expenses: $
Housing: $ 750??
Insurance: $?45??
Car expenses: $?500? (gas included) (my truck is paid for)??
Utilities: $ 150??
Phone, cable, internet: $ 110??
Food, entertainment: $ 200??
Clothing, household expenses $?50??
Credit cards and other loans: $ 1300??
Baby supplies(diapers,food,etc) $150
Visa $4000 32%
Visa $2000 22%
Mastercard $2000 19%
One other with a low intrest rate that we are not consolidating due to great intrest rate.

Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422495
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.23%	Starting borrower rate/APR:	18.23% / 20.44%	Starting monthly payment:	$290.14

Auction yield range:	17.23% - 17.23%	Estimated loss impact:	35.45%
Lender servicing fee:	1.00%	Estimated return:	-18.22%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Dec-1990	Debt/Income ratio:	Not calculated
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	37	Length of status:	7y 11m
Amount delinquent:	$40	Revolving credit balance:	$5,325	Occupation:	Laborer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	43%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	jnpinvestor	Borrower's state:	Wisconsin	Borrower's group:	HARD MONEY LOANS
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	30 ( 100% )	660-680 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	700-720 (Mar-2008) 700-720 (Aug-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	30
Description
consolidate debt
Everyone knows that bad thing happen to good people and I happen to be one of those people. I will be using the money to pay off crditcards and other bills that I am a little behind. I pay my bills as agreed and I will do everything?in my power to pay you as agreed. I thank you for your help in this matter.
?The delequences that are on my credit report and other thing that you my find that detract from funding me have been all taken care of and will not affect the way I repay this loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422501
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	31.38%	Starting borrower rate/APR:	32.38% / 34.79%	Starting monthly payment:	$656.48

Auction yield range:	11.23% - 31.38%	Estimated loss impact:	10.80%
Lender servicing fee:	1.00%	Estimated return:	20.58%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Dec-1989	Debt/Income ratio:	30%
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	6y 5m
Amount delinquent:	$0	Revolving credit balance:	$13,719	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	50%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	6	Homeownership:	No
Inquiries last 6m:	0
Screen name:	bonus-trailblazer	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
VOIP Startup Company
Purpose of loan:
This loan will be used to help launch product for my Calling Card Company. Me and my team have been working hard for about a year developing and configuring our calling card platform. We are at our last stage and looking for some security while we launch our product to the market. The money will be used directly for purchase of minutes that have been already sold and used by our customers.? There is about a 5-7 day time frame between the time we need to pay our terminating provider and the time we get paid from our distributor.? This loan will help cover the cost of the minutes until payment is received.

My financial situation:
I am a good candidate for this loan because the money allocation will be used directly for making a profit.? The loan will not be utilized for research and development since my team and I have already completed this phase.? The purpose of this loan is?to satisfy the needs of our carriers during the first month of production as the differential between accounts receivable and account payable is roughly 2-3 weeks. We would like to spread repayment of the loan over 6- 8 months, so we have the ability to finance our own expansion. We will use our profits to increase the volume of cards in rotation per rotation.

Monthly net income: $
2800
Monthly expenses: $
??Housing: $ 900
??Insurance: $None,? Pay it every 6 months
??Car expenses: $ 486
??Utilities: $ 100
??Phone, cable, internet: $ Free
??Food, entertainment: $ 100
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422507
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Aug-1989	Debt/Income ratio:	30%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	30	Length of status:	20y 10m
Amount delinquent:	$327	Revolving credit balance:	$4,743	Occupation:	Medical Technician
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	34%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	71	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	candomanythings65	Borrower's state:	Colorado	Borrower's group:	HARD MONEY LOANS
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off credit cards
? We are requesting a loan to help us pay off 3 credit cards. We did get behind in our bills, but we are paying off our delinquent accounts and they will be all paid off by February 2010. We have been paying off these account for the last 4.5 years. We plan to only use cash in the future so as to avoid getting in debt with credit cards again. We are in need of new tires on both our vehicles. We are working very hard to pay off our bills. (Family Financial will be paid in full next Feb. leaving $445.00 and credit cards $400-leaving 885.00 left over each month in Feb).

I have been with my job for 22 years and my husband has been with his for 9+ years now. I work as a medical assistant and my husband is a correctional officer. We have lived in the same house for 21 years and have never missed a house payment.

My income: $2000.00
My spouse: $2700.00

Our expenses:
House 955.00
Citifinancial 324.00
Car 255.00
Utilities 175.00
Cable 175.00
Car ins. 180.00
2nd mort 420.00
credit cards 400.00
IRA/401 245.00
Fridge payment 115.00
cell phone 160.00
Family Financial 445.00
Groceries/household 450.00

We would love to return the favor to others. Thank you for considering our request.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422513
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$298.20

Auction yield range:	17.23% - 24.00%	Estimated loss impact:	35.88%
Lender servicing fee:	1.00%	Estimated return:	-11.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Nov-2001	Debt/Income ratio:	23%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	22	Length of status:	1y 0m
Amount delinquent:	$85	Revolving credit balance:	$8,586	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	109%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	ethical-transparency	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off credit cards and home
Purpose of loan:
This loan will be used to? pay off bills and pay off my house

My financial situation:
I am a good candidate for this loan because?
i am currently getting a divorce and need to get my bills paid up to save a few dollars to better my life for my kids
Monthly net income: $ 3500

Monthly expenses: $
??Housing: $ 930
??Insurance: $ 98
??Car expenses: $
??Utilities: $ 200
??Phone, cable, internet: $ 79
??Food, entertainment: $ 300
??Clothing, household expenses $
??Credit cards and other loans: $ 530
??Other expenses: $ 780
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422543
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	14.23% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	May-1998	Debt/Income ratio:	22%
Credit score:	600-620 (Aug-2009)	Current / open credit lines:	14 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	1y 0m
Amount delinquent:	$0	Revolving credit balance:	$11,445	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	90%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	9	Homeownership:	No
Inquiries last 6m:	1
Screen name:	SUCCESSAHEAD	Borrower's state:	Colorado	Borrower's group:	BORROWERS - Free instant Listings - LARGEST GROUP
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	22 ( 100% )	600-620 (Latest)
Principal borrowed:	$1,500.00	< mo. late:	0 ( 0% )	620-640 (Sep-2007) 540-560 (Feb-2007) 540-560 (Feb-2007)
Principal balance:	$684.55	1+ mo. late:	0 ( 0% )
Total payments billed:	22
Description
Fast Pay Off!
I have made many changes in my life.... moving to Colorado and starting over has given my life a fresh start and a renewed ambition to get my life back!? I do not want to do the blame game and tell why, who, and what caused the credit problem many years ago..... what is important is the solution! I have had clean credit now for over?5 years...?my credit score has SLOWLY?improved from embarrising to hopeful....?that is why I want to do this... ?to pay off the loan fast and?continue to rebuild my life and credit score even more... what a wonderful opportunity to have each other and to help each other... as it should be!?

I have moving expenses that are more than I anticipated... the banks are not very open to personal loans at this time... so I thought I would try here... my desire is to pay off this loan and all my credit... I do have the means to do it... I just need some extra time. I achieved a new job, I have been there for over a year now. The bad part of this job was I had to drive 2 hours to work & 2 hours back home from work. I was puttting in 12 hours a day & driving 4 which gave me 16 work days. I have to move closer. With the costs of the move and all the deposits, I need to inquire about a loan. The price of gas was costing me over $600 a month and it drained my savings over the past year. I am a hard working, honest, and grateful person. I have a wonderful job?as the Table Games Manager for an established Colorado Casino & Hotel. Prior to the move to Colorado I was in casino management for over 23 years in Las Vegas. I have numerous references if needed, from?a?previous apartment management company?and?previous co-workers to verify my character and trust-worthiness... my credit grade does not reflect the person I am... I had a rough time in life as we all have had... but I truly am worthy of a new start.

My income: $4900 MONTHLY (GROSS)

Expenses:
Rent $475?
Utilities $150??
Phone $70??
Auto $525?
Insurance $75???
Food $275?
Credit Cards $200

My intention is to pay this off as soon as possible so that I can continue the rebuilding process... I want to get my?excellent credit score once again, so that I can obtain my dream of owning my own home again... any and all consideration is VERY?MUCH appreciated... I want to make this a great opportunity for all... I hope to soon be the one helping others...
Thank you
Lori
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422573
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,900.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$131.18

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Aug-1989	Debt/Income ratio:	13%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	5	Total credit lines:	37	Length of status:	29y 3m
Amount delinquent:	$2,682	Revolving credit balance:	$2,136	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	125%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	34	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	momofck	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	640-660 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	560-580 (Aug-2008)
Principal balance:	$769.32	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
Please Read - Getting on track
Purpose of loan:
This loan will be used to? pay back taxes on property that was willed to us, buy my books for the last 6 classes I have for my BA degree (so I won?t lose out on my promotion), get the only credit card that is behind back on track and get me caught up from being off of work 3 1/2 weeks with my son who had pneumonia this summer.? I also would like to take him to Kings Island since we did not go on vacation.? I have worked very hard the last year to get things in order and pay off bills.? There will be no problem affording this loan even at the highest interest rate.? Your consideration on this loan is so very appreciated, you will not be sorry you invested in me.

I am a good candidate for this loan because??I have never turned my back on any of my bills.? I have been late on occasion but I always ?pay my bills.? I have been with my employer for over 29 years (not including the time I worked there while in high school.)? Things are looking up for me at work due to finishing my BA degree and I will soon be put in charge of DB Administration in January.? This payment will be come directly from my checking account and never be late.

Monthly net income: $ 2300.00(mine) ?2017.00 (husband)

Monthly expenses: $
??Housing: $ 450.00
??Insurance: $ 145.00
??Car expenses: $ 50.00 (husband is a mechanic which?helps)
??Utilities: $ 150.00
??Phone, cable, internet: $ 99.00?
??Food, entertainment: $ 325.00
??Clothing, household expenses $ 150.00
??Credit cards and other loans: $ 600.00
??Other expenses: $ 250.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422579
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.38%	Starting borrower rate/APR:	12.38% / 14.52%	Starting monthly payment:	$200.38

Auction yield range:	4.23% - 11.38%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.24%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	May-1968	Debt/Income ratio:	24%
Credit score:	760-780 (Aug-2009)	Current / open credit lines:	13 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	1y 10m
Amount delinquent:	$0	Revolving credit balance:	$20,549	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	38%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	logical-fairness	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying safer car for family
Purpose of loan:
Purchase a safer automobile for our family.

My financial situation:
I am a good candidate for this loan because I have a stable job with an established company and have good credit.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422585
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,200.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	30.06%	Starting borrower rate/APR:	31.06% / 33.45%	Starting monthly payment:	$137.71

Auction yield range:	17.23% - 30.06%	Estimated loss impact:	36.26%
Lender servicing fee:	1.00%	Estimated return:	-6.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Oct-1991	Debt/Income ratio:	Not calculated
Credit score:	620-640 (Aug-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	4	Length of status:	2y 11m
Amount delinquent:	$0	Revolving credit balance:	$149	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	49%	Stated income:	$0
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	6
Screen name:	lansing11	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	620-640 (Latest)
Principal borrowed:	$1,030.00	< mo. late:	0 ( 0% )	660-680 (Jul-2008)
Principal balance:	$731.51	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
Need To Pay Negative Escrow Balance
Purpose of loan:
This loan will be used to? pay off a negative escrow balance on my mortgage.? My bank just paid my tax bill for me and raised my mortgage payment from 557.00 to 966.00!? I would like to borrow 3,000 to pay my negative escrow balance and bring my mortgage payment back down to 557.00, which is affordable for me.

My financial situation:
I am a good candidate for this loan because I am employed and have a good job.? My wife is also self employed but I am not using any of her income for this loan.? This is my second Prosper loan and I have been current on my other loan for the last year.? This new Prosper loan will save me roughly $296.00/month and?make my mortgage payment affordable again.? Thanks for your consideration!

Monthly net income: $ 1900
Monthly expenses: $
??Housing: $?557.00??Insurance: $ 50
??Car expenses: $?257.00
??Utilities: $ 100
??Phone, cable, internet: $ 50
??Food, entertainment: $ 0
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 0
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422591
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 20.21%	Starting monthly payment:	$108.46

Auction yield range:	4.23% - 17.00%	Estimated loss impact:	2.17%
Lender servicing fee:	1.00%	Estimated return:	14.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Oct-2000	Debt/Income ratio:	100%
Credit score:	720-740 (Aug-2009)	Current / open credit lines:	10 / 9	Employment status:	Retired
Now delinquent:	0	Total credit lines:	20	Length of status:	0y 2m
Amount delinquent:	$0	Revolving credit balance:	$4,760	Stated income:	$1-$24,999
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	42%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	mja	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	22 ( 100% )	720-740 (Latest)
Principal borrowed:	$6,000.00	< mo. late:	0 ( 0% )	720-740 (Jul-2009) 700-720 (May-2009) 660-680 (Sep-2008) 660-680 (Jul-2008)
Principal balance:	$1,051.43	1+ mo. late:	0 ( 0% )
Total payments billed:	22
Description
Refinance
Purpose of loan:
To consolidate a previous prosper loan and other minor debts.

My financial situation:
A am SSDI and I have no fixed expenses.? I live with my parents :)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422597
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$557.45

Auction yield range:	17.23% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Feb-1984	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	8 / 8	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	13	Length of status:	34y 7m
Amount delinquent:	$0	Revolving credit balance:	$34,182	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	70%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	broadcaster8	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off higher interests loans
Purpose of loan:
First of all my payment history on credit cards, car payments and personal lines of credits has been impeccable and always on time. Funding of this loan will go towards paying down some of my higher interest outstanding balances and consolidation. I have a payment of close to 45,000.00 due me on an already completed contract. These are people I've worked with before and they've always been reliable. I'm also in the running for another contract to start by mid-October.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422603
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.38%	Starting borrower rate/APR:	12.38% / 14.52%	Starting monthly payment:	$217.07

Auction yield range:	4.23% - 11.38%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.24%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jan-1987	Debt/Income ratio:	28%
Credit score:	740-760 (Aug-2009)	Current / open credit lines:	14 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	0y 8m
Amount delinquent:	$0	Revolving credit balance:	$10,332	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	20%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	ricotrb00	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	25 ( 100% )	740-760 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	720-740 (Jul-2007)
Principal balance:	$334.23	1+ mo. late:	0 ( 0% )
Total payments billed:	25
Description
Credit Card Debt - NO MORE
Purpose of loan: Simply to kill my existing credit card debt. Paying minimum payments just will not cut it when it comes to my meeting my current goals.

My financial situation: I have good credit, I NEVER pay a bill late, and Im a single-male in a great profession - so all my money goes to me and me only. Paying back this loan will not be an issue! If it works out great then I hope to use this service for more plans in the future...

Monthly net income: $ 3100

Monthly expenses: $ 2340
Housing: $ 800
Insurance: $ 120
Car expenses: $ 300
Utilities: $?40
Phone, cable, internet: $ 80
Food, entertainment: $ 300 (sometimes less)
Clothing, household expenses $ 100
Credit cards/Misc Debt: $ 600 <-- Will be replaced by Prosper Loan!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 245014
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.00%	Starting borrower rate/APR:	9.00% / 10.15%	Starting monthly payment:	$95.40

Auction yield range:	4.23% - 8.00%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	5.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Feb-1991	Debt/Income ratio:	5%
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	14y 7m
Amount delinquent:	$0	Revolving credit balance:	$91,207	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	79%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	myko2020	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Interest rate reduction
Purpose of loan:
The purpose of this loan is to eliminate the high interest rate of my credit card
My financial situation:
Unfortunately I am the sole income provider for my family. My wife takes care of our children and is unable to work due to medical conditions. I begin my work day at 6am and do not rest until around 11pm, just need to get rid of high interest card

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 399024
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	25.00%	Starting borrower rate/APR:	26.00% / 27.54%	Starting monthly payment:	$805.81

Auction yield range:	17.23% - 25.00%	Estimated loss impact:	19.44%
Lender servicing fee:	1.00%	Estimated return:	5.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	May-1990	Debt/Income ratio:	26%
Credit score:	720-740 (Aug-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	33	Length of status:	8y 5m
Amount delinquent:	$0	Revolving credit balance:	$17,524	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	87%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	asmithj	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to consolidate my credit card debt

My financial situation:
I am a good candidate for this loan because I have a steady income and an I am paying down my bills.undefined
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 410728
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$316.65

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Mar-1995	Debt/Income ratio:	19%
Credit score:	620-640 (Aug-2009)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	8	Total credit lines:	22	Length of status:	0y 1m
Amount delinquent:	$8,802	Revolving credit balance:	$1,624	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	81%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	22	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	chicagofan	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	22 ( 100% )	620-640 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	560-580 (Apr-2008) 620-640 (Sep-2007)
Principal balance:	$1,438.87	1+ mo. late:	0 ( 0% )
Total payments billed:	22
Description
Property Taxes, Finish Basement
Purpose of loan:
If funded this loan will be used to pay property taxes and to finally finish basement which will double the living space and increase my property value.

My financial situation:
I am a good candidate for this loan because I have recently returned to work and I have a current prosper loan which I have paid consistantly for nearly two years.? I just want a chance to improve my credit score and get some much needed work done around the house.? The deliquencies on my record or from joint accounts with my wife which she has agreed to clear up and pay with her income.?

Monthly net income: $ 2000-3000 (Depending on overtime)

Monthly expenses: $ 1500
??Housing: $ 810.09
??Insurance: $ 90
??Car expenses: $ Paid off
??Utilities: $ 150
??Phone, cable, internet: $ 150
??Food, entertainment: $?
??Clothing, household expenses $
??Credit cards and other loans: $?116.91 Prosper Loan
??Other expenses: $

These are the expenses I pay for Spouse's Income picks up the rest.? If you have any questions please let me know.? Thanks.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417794
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Nov-1976	Debt/Income ratio:	13%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	5 / 5	Employment status:	Part-time employee
Now delinquent:	1	Total credit lines:	9	Length of status:	3y 1m
Amount delinquent:	$133	Revolving credit balance:	$6,076	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	6	Homeownership:	No
Inquiries last 6m:	5
Screen name:	a-reliable-integrity	Borrower's state:	NewHampshire	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off bills
Purpose of loan:
This loan will be used to? Pay off my crdit card bill and provide for my family.

My financial situation:
I am a good candidate for this loan because? When my Job resumes I will have a $20,000 raise from the previous year. I will begin getting paid in October 2009. My wife and I just had our first baby 11 weeks ago and we are very proud.? Due to my occupation I only get paid for the months I work. However when I do get back to work in October I will be able to pay off the loan in full within a matter of a couple of months. My credit score is not a reflection of who I am now. The previous accounts that are subpar occured when I was in college which was over 3 years ago. I had no job in college due to my focus of education. I have not had any credit issues in over 5 years. This economy is taking a toll on everyone includung myself and with the help of this loan I hope to turn things around until I return to my job.
Monthly net income: $ My job is a seasonal job. I am employed from October-April every year. My pay varries per year. This past year Oct 08-April 09, my monthly net income was $8,300.

Monthly expenses: $
??Housing: $ 1,750????
??Insurance: $ 65
??Car expenses: $ 500
??Utilities: $?275
??Phone, cable, internet: $ 176
??Food, entertainment: $ 300
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 2,000
??Other expenses: $ 150 new baby
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421822
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,240.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$306.23

Auction yield range:	17.23% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Apr-1979	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	8 / 6	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	25	Length of status:	0y 4m
Amount delinquent:	$0	Revolving credit balance:	$1,937	Occupation:	Investor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	91%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	4	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	vigorous-worth	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Additional capital for start-up bus
Purpose of loan:
We are asking for a loan to add to our personal funds to capitalize a start-up investment company.

My financial situation:
I?financially support myself though?some investments?I have made throughout my lifetime.?

Monthly net income: $ 3500

Monthly expenses: $
??Housing: $ 0.00, the house?was?paid in full.
??Insurance: $?100
??Car expenses: $ 200
??Utilities: $ 200
??Phone, cable, internet: $ 85
??Food, entertainment: $ 200
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 150
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421906
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$11,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.23%	Starting borrower rate/APR:	12.23% / 14.36%	Starting monthly payment:	$366.57

Auction yield range:	11.23% - 11.23%	Estimated loss impact:	10.24%
Lender servicing fee:	1.00%	Estimated return:	0.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jul-2001	Debt/Income ratio:	Not calculated
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	11 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	1y 10m
Amount delinquent:	$0	Revolving credit balance:	$9,127	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	39%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	thoughtful-leverage0	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Ken Pal Loan
Purpose of loan:
This loan wil be used to pay off a previous personal loan that is half way paid in addition to three credit cards they added up a little faster than expected due to some

My financial situation:
I am a good candidate for this loan because i have never missed or been late on any kind of payment.?

Monthly net income: $ 4583

Monthly expenses: $
??Housing: $ 800
??Insurance: $ 110
??Car expenses: $330
??Utilities: $ 120
??Phone, cable, internet: $ 100
??Food, entertainment: $ 120
??Clothing, household expenses $ 20
??Credit cards and other loans: $ 0
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422022
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,215.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.38%	Starting borrower rate/APR:	11.38% / 13.50%	Starting monthly payment:	$72.92

Auction yield range:	4.23% - 10.38%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.25%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Nov-2004	Debt/Income ratio:	17%
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	11	Length of status:	1y 5m
Amount delinquent:	$0	Revolving credit balance:	$958	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	18%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	Gryphin	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	700-720 (Latest)
Principal borrowed:	$7,350.00	< mo. late:	0 ( 0% )	640-660 (Aug-2008) 520-540 (Nov-2006)
Principal balance:	$5,239.80	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
Military Moving Expenses
Purpose of loan:
I have recently gotten married and am moving my wife to my current duty station and need a little money for our moving expenses until my military housing allowance and food allowance starts. Due to some paper work problems these allowances have yet to be paid to me but should be showing up on my paycheck soon.

My financial situation: Good
I am a good canadate for this loan because I am responsible with all of my bills. I have never missed a payment on any account that I have and am responsible with my money. I budget and set aside the money I need to pay all of my obligations first.

Monthly net income: $2923
Rent:$950
Utilities:$250
Car Insurance: $52
Cell Phone: $75
Xbox Live: $8
Car Loan: $249
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422028
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Mar-2004	Debt/Income ratio:	Not calculated
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	6y 1m
Amount delinquent:	$0	Revolving credit balance:	$22,305	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	100%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	wampum-enjoyment	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Surviving until my deployment!
Purpose of loan:
This loan will be used to help my wife and I out until I leave for Afghanistan for a one year deployment.

My financial situation:
I am a good candidate for this loan because?I have never been late on any payments. Plus, as soon as I leave I will be making twice I do now. I will begin paying immediately and once I leave to serve my second tour of duty, my wife will continue payments. It would really help us out a lot in the mean time.

Monthly net income: $ 1906. Will raise to $3357 in only two months time (not including my wife's income)

Monthly expenses: $
??Housing: $ 800
??Insurance: $ 200
??Car expenses: $
??Utilities: $ 100
??Phone, cable, internet: $ 60
??Food, entertainment: $ 150
??Clothing, household expenses $
??Credit cards and other loans: $ 200
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422046
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$111.49

Auction yield range:	17.23% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jun-1993	Debt/Income ratio:	Not calculated
Credit score:	760-780 (Aug-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	2y 3m
Amount delinquent:	$0	Revolving credit balance:	$6,317	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	48%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	7	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	USAwillHELP	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Trying to increase my credit score
Purpose of loan:
This loan will be used to??pay off my credit cards, which is at $2500.?The reason we are doing this is to increase my credit score to refi and cash out from my home. We purchased a forclosure home 9/12/2008. The home is appraised at 215,000 in May, and I have a balance of 150,000. We have already spent 12,000 on a new roof, 7,500 to get rid of a useless swimming pool, 2,000 on carpeting, and about 5,000 in other improvements.....Well, this website gaurantees that when you get a loan approved and also payback the total loan amount, my credit score should jump up a bit. We qualified for the home with both our income.??We?are also renting the lower portion of the house for $700.00+ 1/2 of all the utilities. My interest rate was at6.5% +pmi , I can refi,take cash out,get a lower int rate and get rid of the pmi.

My financial situation:
I am a good candidate for this loan because? I have grown up.......I'm 37 and my priority is to my family, and to my boss that has help me with so many home improvements that we did on our own. I have learned, since I got married, that family and friends are irreplacable, and money does not mix well with that.I have too much to lose not to pay this loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422052
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.28%	Starting borrower rate/APR:	31.28% / 33.68%	Starting monthly payment:	$302.09

Auction yield range:	11.23% - 30.28%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.52%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jun-1998	Debt/Income ratio:	34%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	16 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	4y 10m
Amount delinquent:	$0	Revolving credit balance:	$15,876	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	64%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	generosity-atizer	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off debt
Purpose of loan:
This loan will be used to pay off my debt.

My financial situation:
I am a good candidate for this loan because I am very responsible. I've learned from my mistakes in the past. While I was going to college I over used my credit cards. I would like to just get a little help to help me get ahead and begin to pay off my debt.

Monthly net income: $ 3300

Monthly expenses: $
??Housing: $ 835
??Insurance: $ 125
??Car expenses: $ 330
??Utilities: $ 90 ????
??Phone, cable, internet: $ 50
??Food, entertainment: $ 300
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 1200
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422058
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	9.00%	Starting borrower rate/APR:	10.00% / 12.11%	Starting monthly payment:	$806.68

Auction yield range:	8.23% - 9.00%	Estimated loss impact:	6.38%
Lender servicing fee:	1.00%	Estimated return:	2.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Sep-2002	Debt/Income ratio:	26%
Credit score:	820-840 (Aug-2009)	Current / open credit lines:	9 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	1y 0m
Amount delinquent:	$0	Revolving credit balance:	$220	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	1%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	bold-economy-atizer	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Purch a car for Chicago winters
Purpose of loan:
This loan will be used to? purchase a car suitable for Chicago winters.?

My financial situation:
I am a good candidate for this loan because?I have a slid job with a great company.? In addition to my 9-5 job I also work part time and make an additional 12,000 a year.? I have never missed a payment on anything whether that be a school loan, credit card, mortgage, or prior car payment.? I currently have a roomate who pays more than half of my mortgage.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422064
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Feb-1986	Debt/Income ratio:	10%
Credit score:	720-740 (Aug-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	21	Length of status:	1y 8m
Amount delinquent:	$5,172	Revolving credit balance:	$508	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	16%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	10	Homeownership:	No
Inquiries last 6m:	2
Screen name:	j42472	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidate, establish credit
The Picture:

? I'm the guy in the Tan shirt, I'm interviewing someone about the art show they're participating in.

Purpose of loan:

I need to build credit here, I was doing a 1000 loan but the fee was too high so I'm going for 2K (the 3% fee is just over the minimum 50 bucks)

The delinquency:

That's?a fake debt - I had a Sears credit card that was written off, a collection agency bought the debt (which I no longer owed) and filed a deliquency against my credit.? The collection agency is dirty, so I'm researching how to get that off my report now.

My financial situation:

I work for a software company that makes software for the financial industry, i.e. stockbrokers.? I take home over $700 a week and my wife and I could easily live on my paycheck (including paying our debt) and use hers for savings.? She takes home about $500 a week, and we have a renter/roomate who pays $500 a month.

I have loaned a small amount of money on prosper in order to generate income, and I am a "cranky yankee" when it comes to spending money.? I recently laid out a budget by taking actual entries from my checkbook and bank statements and classifying each entry into the categories below.? These numbers represent my actual monthly spending.?

I live on cash now, I have 6 months' expenses sitting in the bank, and I'm just trying to repair my credit for future needs.

Monthly net income: $ 6,500.00 (approx)
Monthly expenses: $?4,547.97
rent? ?$? 1,200.00?
wife ?debt? ?$???? 730.00??
groceries? ?$???? 450.00??
my debt? ?$???? 401.10??
car repairs? ?$???? 262.67??
dry cleaning and laundry? ?$???? 117.60
hair? ?$???? 175.83??
new clothes? ?$???? 166.67??
heating oil? ?$???? 150.00??
entertainment? ?$???? 130.00??
gasoline? ?$???? 125.00??
car insurance? ?$???? 109.95??
telephone? ?$???? 100.78??
health clubs? ?$????? 156.00??
cable internet? ?$????? 68.24??
transportation? ?$????? 59.00??
house gas? ?$????? 58.82??
electric? ?$????? 53.81??
parking? ?$????? 32.50

So part of the 1100 that's going to credit card payments will go to this loan, and hopefully will build my credit so I can go for the 10K loan next time.

To the 2 people who stiffed me on loans, I hope your situation improves, you realize your mistake and make up for it by loaning on prosper.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422068
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	14.23% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Aug-2005	Debt/Income ratio:	13%
Credit score:	600-620 (Aug-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	0y 1m
Amount delinquent:	$0	Revolving credit balance:	$8,218	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	mike2246s	Borrower's state:	Florida	Borrower's group:	Alternative Financing for School
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 3	On-time:	27 ( 100% )	600-620 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	600-620 (Jul-2009) 540-560 (Nov-2007) 520-540 (Feb-2007) 520-540 (Feb-2007)
Principal balance:	$0.01	1+ mo. late:	0 ( 0% )
Total payments billed:	27
Description
Please help give funding for car
Hi, I am looking to raise money for a new car for my job. I am now working in an information technology department and plan to continue working this job for several more years. This Job helps me pay off most of my school bills, so I do not foresee myself having any problems making the necessary payments towards this loan. I am requesting this loan, because I would like to pay my of credit card debt at a lower rate than I currently have, and I also think that this will be a good opportunity to work with prosper.com.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422074
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	21.35%	Starting borrower rate/APR:	22.35% / 24.62%	Starting monthly payment:	$211.04

Auction yield range:	8.23% - 21.35%	Estimated loss impact:	7.00%
Lender servicing fee:	1.00%	Estimated return:	14.35%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	May-1999	Debt/Income ratio:	24%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	38	Length of status:	0y 7m
Amount delinquent:	$0	Revolving credit balance:	$247,549	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	ready-capital	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Credit Cards
Purpose of loan:
This loan will be used to? Pay off credit cards and other high interest revolving lines

My financial situation:
I am a good candidate for this loan because?
Although my credit score is not "great," I do make monthly payments on time.????
Monthly net income: $ $5,200

Monthly expenses: $
??Housing: $ 1,200
??Insurance: $ 300
??Car expenses: $600
??Utilities: $ 300
??Phone, cable, internet: $170
??Food, entertainment: $ 500
??Clothing, household expenses $300
??Credit cards and other loans: $ 800
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422076
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.28%	Starting borrower rate/APR:	31.28% / 33.68%	Starting monthly payment:	$258.93

Auction yield range:	11.23% - 30.28%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.52%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jan-1996	Debt/Income ratio:	34%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	17 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	21y 3m
Amount delinquent:	$0	Revolving credit balance:	$64,569	Occupation:	Military Officer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	the-note-paradise	Borrower's state:	Arkansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	10 ( 100% )	640-660 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	0 ( 0% )	640-660 (Sep-2008)
Principal balance:	$3,098.30	1+ mo. late:	0 ( 0% )
Total payments billed:	10
Description
PAYING OFF DEBT
Purpose of loan:
This loan will be used to?Pay?Off a Credit Card?

My financial situation:
I am a good candidate for this loan because?I?have paid my bills on time and this will be no exception?

Monthly net income: $ 8000

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422082
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,200.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 23.13%	Starting monthly payment:	$44.60

Auction yield range:	17.23% - 19.00%	Estimated loss impact:	26.06%
Lender servicing fee:	1.00%	Estimated return:	-7.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	May-1998	Debt/Income ratio:	40%
Credit score:	620-640 (Aug-2009)	Current / open credit lines:	9 / 7	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	22	Length of status:	13y 7m
Amount delinquent:	$77	Revolving credit balance:	$1,037	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	0
Screen name:	rocknralo	Borrower's state:	Mississippi	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	10 ( 100% )	620-640 (Latest)
Principal borrowed:	$2,750.00	< mo. late:	0 ( 0% )	620-640 (Mar-2008) 620-640 (Feb-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	10
Description
Enclosing a carport
Purpose of loan:Enclosing a carport
This loan will be used to?
building materials and labor
My financial situation:Good
I am a good candidate for this loan because?I pay my bills on time

Monthly net income: $ 2160

Monthly expenses: $
??Housing: $323
??Insurance: $165
??Car expenses: $192
??Utilities: $120
??Phone, cable, internet: $300
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $475
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422088
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	6.00%	Starting borrower rate/APR:	7.00% / 9.07%	Starting monthly payment:	$247.02

Auction yield range:	4.23% - 6.00%	Estimated loss impact:	2.11%
Lender servicing fee:	1.00%	Estimated return:	3.89%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Mar-1993	Debt/Income ratio:	16%
Credit score:	780-800 (Aug-2009)	Current / open credit lines:	12 / 11	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	47	Length of status:	3y 10m
Amount delinquent:	$121	Revolving credit balance:	$6,777	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	9%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	mba-student	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Credit Cards
Purpose of loan:
I used my credit card to cover some tuition expenses while working on my MBA.? Now that I have graduated I wanted to pay those balances off through Prosper so I won't have to deplete my cash reserves to pay it all off.? I also thought this would be a low risk way to gain some experience using Prosper.

My financial situation:

I can be depended upon to manage credit responsibly because I never overextend myself and I pay all my bills on time. Additionally, my wife of 13 years and two young sons live modestly so we are able to put at least 10% of my salary into savings every month. Should the unthinkable happen I have other assets that if sold would comfortably cover this loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422092
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$278.73

Auction yield range:	17.23% - 19.00%	Estimated loss impact:	35.56%
Lender servicing fee:	1.00%	Estimated return:	-16.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Aug-1998	Debt/Income ratio:	28%
Credit score:	620-640 (Aug-2009)	Current / open credit lines:	18 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	14y 11m
Amount delinquent:	$0	Revolving credit balance:	$4,878	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	59%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	7
Screen name:	queenfela	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	620-640 (Latest)
Principal borrowed:	$1,500.00	< mo. late:	0 ( 0% )	560-580 (Jul-2008)
Principal balance:	$898.24	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
Pay off high interest credit cards
Purpose of loan:
This loan will be used to pay off some credit cards with high interest.

My financial situation:
This loan will be used to? payoff two high interest credit cards.? This will help lower the amount of interest that I am currently paying and will increase my cash?flow each month.???I have been on time with all of my payments and I am scheduled to pay off my current Prosper loan 10 months early

I make decent money and I have worked consistently and continuously for the past 24 years, fourteen of them at my current job (Company merged 2 years ago).?

I believe in keeping my?commitments (financial and other) that I make?and I would especially?honor this one?since this would be financed by regular folks, but I need a little help to get back?on track. Please help me achieve this.? The loan payments would be auto deducted from my checking account .? Please consider me.?Thank you. ??

Monthly net income: $ 3172

Monthly expenses: $
??Housing: $ 400
??Insurance: $
??Car expenses: $?
??Utilities: $ 200
??Phone, cable, internet: $ 225
??Food, entertainment: $ 200
??Clothing, household expenses $
??Credit cards and other loans: $ 500
??Other expenses: $ 150
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422094
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$159.04

Auction yield range:	17.23% - 24.00%	Estimated loss impact:	26.38%
Lender servicing fee:	1.00%	Estimated return:	-2.38%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jul-1982	Debt/Income ratio:	23%
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	14 / 13	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	37	Length of status:	1y 0m
Amount delinquent:	$87	Revolving credit balance:	$5,688	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	78%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	4	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	sandimelb	Borrower's state:	SouthCarolina	Borrower's group:	Large Money Loans for AA,A,B,C & D Credits
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	6 ( 100% )	680-700 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	580-600 (May-2007) 600-620 (Aug-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	6
Description
Consolidate CC,
Purpose of loan:
I am asking for this loan to consolidate my credit cards and catch up house payment.

My financial situation:
I am working full time for SAIC at the DoD. I have a house in NC that hasn't sold in over a year. I'm paying rent here in SC and my son is starting at Drexel University Septemter 16. I would like to get the house payment caught up and pay off the credit cards.

Monthly expenses: $
??Housing: $?1955 in NC - $350 in SC
??Insurance: $?380
??Car expenses: $ 1000
??Utilities: $?250
??Phone, cable, internet: $?250
??Food, entertainment: $?350
??Clothing, household expenses $?150
??Credit cards and other loans: $?600
??Other expenses: $ 300

This is my second loan with Prosper. The first was for $1000 and I repaid it, as promised, in 6 months. I will repay this loan in less than one year. I am trying to get out from under the debt and start out with a clean slate. I am one month late?on?the house payment in NC. The
$87 late payment on my credit report is a mistake. The bill was sent to my Florida address - I haven't lived there in 3 years. I've already settled with the creditor. I've spent some money that should have paid for the house for my son's college instead. I have priorities - my son is first.?I really appreciate your help the last time around and would appreciate your consideration again this time. I realize SC has a lower cap rate than othet states, but I will pay your loan back in less than the time allowed. Thank you for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422098
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$254.71

Auction yield range:	17.23% - 29.00%	Estimated loss impact:	26.69%
Lender servicing fee:	1.00%	Estimated return:	2.31%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Feb-1994	Debt/Income ratio:	23%
Credit score:	600-620 (Aug-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	36	Length of status:	0y 7m
Amount delinquent:	$301	Revolving credit balance:	$4,933	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	97%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	22	Homeownership:	No
Inquiries last 6m:	2
Screen name:	chatham7	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	600-620 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	620-640 (May-2008)
Principal balance:	$1,932.25	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Getting a More Efficient Vehicle
This loan will be used for a down payment on an X5 Diesel. My current vehicle is 5 years old, of higher mileage, and I need something larger (but also more efficient) to tow my boat. I have recently changed positions, and it will be?two to three?months before?I start to approach my?previous levels of commissions. As everyone knows, now is the perfect time to buy a new vehicle with all of the incentives out there.

I am a good candidate for this loan because I have had a loan on Prosper for over a year, and have never missed a payment. I'm also in an industry that is very well insulated from recession, supporting IT Federal Government clients. I have also been a lender on six loans here.

I would rather take?a loan on Prosper than dip into savings, or to pay the same rate to a faceless bank.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422100
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	11.48%	Starting borrower rate/APR:	12.48% / 14.62%	Starting monthly payment:	$334.44

Auction yield range:	3.23% - 11.48%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	9.97%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Oct-1995	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	860-880 (Aug-2009)	Current / open credit lines:	12 / 11	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	41	Length of status:	7y 2m
Amount delinquent:	$0	Revolving credit balance:	$1,533	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	3%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	Alleghenyrunner	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business is Booming
Purpose of loan:
This loan will be used to? purchase equity in another business.? I have owned my business for 7 years and have another opportunity to expand.? I have most of the?money to complete and equity purchase in another business but I am in need of another $10,000.? I currently own franchises that have been very sucessful over the past 7 years, growing by over 15% each year.? The business format provides reliable cashflow.

My financial situation:
I am a good candidate for this loan because?I?have?had a large and steady income thanks?to my established business over the last 7 years.? I am?financially? conservative and educated.? I have?a balanced budget and a strong monthly surplus to pay all my bills.??In addition, I?don't?have any?credit cards or other ugly debit to contend?with.? If you are looking for a steady, college educated individual to invest in, I would appreciate your consideration.? Please?message me with any further questions or concerns.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422106
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jun-1991	Debt/Income ratio:	24%
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	39	Length of status:	9y 0m
Amount delinquent:	$1,416	Revolving credit balance:	$0	Occupation:	Teacher
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	9	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	3225	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 92% )	680-700 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	1 ( 8% )	700-720 (Jul-2009) 680-700 (Jun-2008) 680-700 (Mar-2008)
Principal balance:	$2,127.50	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
Problem with water-heater.
Purpose of loan:
This loan will be used to get caught up on some? bills as I needed to replace a water -heater, causing my other bills to fall behind.? I am a Special Education teacher at the high school level and I do not return to work for about another four weeks.? Please - I am a person who is in need of some help fast.? Thank you!

My financial situation:
I am a good candidate for this loan because I am a good person that just needs your helping hand in granting me this loan to help make ends workout until I get my first paycheck in the early part of Sept. Thank you !

Monthly net income: $ 5000.00

Monthly expenses: $
??Housing: $ 1416.
??Insurance: $ 57.
??Car expenses: $ 195.00
??Utilities: $ 100.00
??Phone, cable, internet: $ 109.00
??Food, entertainment: $ 200.00
??Clothing, household expenses $ 100.
??Credit cards and other loans: $ 400.
??Other expenses: $ 250. oil
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422110
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$415.98

Auction yield range:	8.23% - 14.00%	Estimated loss impact:	8.81%
Lender servicing fee:	1.00%	Estimated return:	5.19%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jul-1993	Debt/Income ratio:	41%
Credit score:	760-780 (Aug-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	8y 7m
Amount delinquent:	$0	Revolving credit balance:	$17,577	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	53%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	first-happy-income	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off credit card
Purpose of loan:
This loan will be used to? pay off my credit card and get a lower rate

My financial situation:
I am a good candidate for this loan because? i always pay my bills
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422112
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	13.90%	Starting borrower rate/APR:	14.90% / 17.07%	Starting monthly payment:	$259.62

Auction yield range:	8.23% - 13.90%	Estimated loss impact:	6.81%
Lender servicing fee:	1.00%	Estimated return:	7.09%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jun-1994	Debt/Income ratio:	18%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	10y 3m
Amount delinquent:	$0	Revolving credit balance:	$6,492	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	43%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	0
Screen name:	bowser1	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	2 ( 100% )	640-660 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	0 ( 0% )	680-700 (Oct-2008) 680-700 (Apr-2008) 640-660 (Mar-2008) 640-660 (Jan-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	2
Description
to pay off all high intrest debt
Purpose of loan:
This loan will be used to?? get out from under a bad loan and pay off all current debt

My financial situation:
I am a good candidate for this loan because? i have??good credit?and?borrowed $10,000 from prosper in the past and paid it back early.i dont pretend to know the credit rating system but i pulled my reports this morning and it is a 712 transunion, 699 equifax and 691 experian. again i dont know?how or were prosper comes up with there scores but that is what my 3 scores are as of this morning. my scores have dropped since my last loan at prosper?mainly(i believe) because of 3 new acoounts in the last 15 months were opened. ?i have a small business(stable of 2 race horses)?. i would like to expand someday but with this high interest debt hanging over me i cannot. the banks now days are raising rates even though i pay on time and always more thant the minimum. i took a personal loan out that i thought was a good rate at 9.9 percent only to find out it was an introductory offer and the current rate is 29.99% and still going up. i pay 350 a month on this one loan of which only 125 goes toward principal.
i pay my bills on time and have only been late with a payment once around christmas time 3 yrs ago. it was a hectic christmas and forgot to send it in. it was made up the following month but was still reported as delinguent. i thank you in advance for considering and or funding my loan.? thanks
Monthly net income: $ 5500( $3,500 from main employment and $2,000 from business after expenses)

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 150
??Car expenses: $ 200 for gas and maintence
??Utilities: $ 55
??Phone, cable, internet: $?75
??Food, entertainment: $ 300
??Clothing, household expenses $ 100
??Credit cards and other loans:?500 to be paid off with prosper loan?
??Other expenses: $ 1,200 for business stuff( as noted above business makes about 2000 a month net)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422116
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,200.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.38%	Starting borrower rate/APR:	12.38% / 14.52%	Starting monthly payment:	$173.66

Auction yield range:	4.23% - 11.38%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.24%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Aug-2002	Debt/Income ratio:	28%
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	13 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	1y 3m
Amount delinquent:	$0	Revolving credit balance:	$11,585	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	66%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	powerful-currency	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay back debt and starting my life!
Purpose of loan:
Thanks for your time and looking at my listing. The main purpose of this loan is for the long run. I want to get rid of this credit card debt so I can get starting on saving more money and continuing my future with my girlfriend (future wife). I have a college degree in Marketing and a great job at a marketing research company with a steady income.? There is nothing more that I want right now than to have the debt paid off in full and your help is much appreciated.

My financial situation:
I am a good candidate for this loan because? I have great credit and have never had any credit problems in the past. I always pay all of my bills on time and do not have any deliquents. I follow my credit score carefully so I can buy a house next year, and have a great budget plan that I follow every week. I have a full-time job as a Pricing Consultant at one of the worlds largest marketing research companies. If fully funded, I would be grateful and happy to move on in my life and love nothing more than to continue to grow and be successful.

Monthly Net Income: $2,500

Monthly expenses: $
??Housing: $ 500
??Car expenses: $ 225
??Utilities: $ 60
??Phone, cable, internet: $ 45
??Food, entertainment: $ 80

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422122
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,550.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.43%	Starting borrower rate/APR:	27.43% / 29.95%	Starting monthly payment:	$63.64

Auction yield range:	11.23% - 26.43%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	May-1993	Debt/Income ratio:	Not calculated
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	5 / 4	Employment status:	Full-time employee
Now delinquent:	6	Total credit lines:	28	Length of status:	10y 4m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Professional
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	pfamcal	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Help Daughter with College.
Purpose of loan:
This loan will be used to? to help my oldest daughter get into college.? Since her enrollment the cost of staying at the dorm has increased.

My financial situation:
I am a good candidate for this loan because? I have been working in the same career field for over 30 years.? 20 years as a member of the United States Navy, and? over 10 years with my current company.? I pay my debts, and will pay this one to the letter. This loan will also help me to improve my credit rating.

Monthly net income: $ 5510.00

Monthly expenses: $
??Housing: $ 1536.00
??Insurance: $ 350.00
??Car expenses: $ 470.00
??Utilities: $ 500.00
??Phone, cable, internet: $ 250.00
??Food, entertainment: $ 650.00
??Clothing, household expenses $500.00
??Credit cards and other loans: $ 400.00
??Other expenses: $400 .00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422124
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 20.21%	Starting monthly payment:	$180.76

Auction yield range:	8.23% - 17.00%	Estimated loss impact:	6.89%
Lender servicing fee:	1.00%	Estimated return:	10.11%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-1996	Debt/Income ratio:	30%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	2y 3m
Amount delinquent:	$0	Revolving credit balance:	$29,675	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	86%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	fairness-candy	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit card balances
Purpose of loan:
This loan will be used to consolidate high-interest-rate credit card debts.?

My financial situation:
I am a good candidate for this loan because my ability to accumulate wealth in the near future will increase dramaticall

Monthly net income: $ 4,000

Monthly expenses: $
??Housing: $ 1,180
??Insurance: $ 100
??Car expenses: $ 400?
??Utilities: $ 70
??Phone, cable, internet: $ 90
??Food, entertainment: $ 500
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 1000
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422128
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	20.98%	Starting borrower rate/APR:	21.98% / 24.24%	Starting monthly payment:	$152.72

Auction yield range:	8.23% - 20.98%	Estimated loss impact:	7.49%
Lender servicing fee:	1.00%	Estimated return:	13.49%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Mar-1986	Debt/Income ratio:	Not calculated
Credit score:	780-800 (Aug-2009)	Current / open credit lines:	11 / 8	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	27	Length of status:	1y 3m
Amount delinquent:	$0	Revolving credit balance:	$23,764	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	2%
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	the-economy-revelry	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
starting new
Purpose of loan:
This loan will be used to? remodel my basement and my roof

My financial situation:
I am a good candidate for this loan because?i always pay back my loans.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422130
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$549.84

Auction yield range:	17.23% - 18.00%	Estimated loss impact:	19.00%
Lender servicing fee:	1.00%	Estimated return:	-1.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Feb-1996	Debt/Income ratio:	117%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	8 / 8	Employment status:	Retired
Now delinquent:	0	Total credit lines:	24	Length of status:	13y 7m
Amount delinquent:	$0	Revolving credit balance:	$29,179	Stated income:	$1-$24,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	50%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	compatible-justice	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
taking control of my mistake
Purpose of loan:
This loan will be used to? pay off debt to my peers insted of paying those blood sucker credit card bankers

My financial situation:
I am a good candidate for this loan because have steady income/ ssdi/ and want to be debt free?

Monthly net income: $ 1330.00

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 0
??Car expenses: $ 0
??Utilities: $ 0
??Phone, cable, internet: $ 9.95
??Food, entertainment: $250.00
??Clothing, household expenses $ 50.00
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422136
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,250.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$192.25

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Mar-2005	Debt/Income ratio:	Not calculated
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	3 / 3	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	3	Length of status:	0y 4m
Amount delinquent:	$0	Revolving credit balance:	$0	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	unbeatable-p2ploan1	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Unexpected spendatures for wedding
Purpose of loan:
This loan will be used to? help pay for my wedding

My financial situation:
I am a good candidate for this loan because?
i dont have bad credit
Monthly net income: $
784.00
Monthly expenses: $
??Housing: $ 0
??Insurance: $ 60
??Car expenses: $ 286
??Utilities: $ 0
??Phone, cable, internet: $ 0????
??Food, entertainment: $ 0
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 50
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422140
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,900.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$221.66

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Sep-2003	Debt/Income ratio:	67%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	10 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	12	Length of status:	0y 7m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Teacher's Aide
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	industrious-contract3	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Awesome Video Game Design
Purpose of loan: Expenses to Finish a Developed Video Game.

This loan will be used to help this project make the final stretch across the finish line. The name of the title is "The Trials of the Blade." We have been working on this unique hybrid game design for 4 years and as a result 2 thirds of the game's assets are already completed. We have a large potential for an immediate fan base and additionally, this game's design is unique in that it applies to both casual and hardcore gaming demographics. For parties intrested in knowing, the first versions will be released on PC and MAC through a portal website, as well as hard copies that will be distributed at conventions for large scale exposure. Once successfull there are plans to create versions for I-Phone, Wii, and Xbox Live Arcade.

My financial situation:
I am a good candidate for this loan because I have fairly good credit and a design that has a large capacity for success.

Monthly net income: $ 780 ????

Monthly expenses: $ 810
??Housing: $ 350
??Insurance: $ 0
??Car expenses: $ 0
??Utilities: $ 75
??Phone, cable, internet: $ 15
??Food, entertainment: $ 250
??Clothing, household expenses $ 20
??Credit cards and other loans: $ 0
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422142
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	29.30%	Starting borrower rate/APR:	30.30% / 32.68%	Starting monthly payment:	$106.54

Auction yield range:	11.23% - 29.30%	Estimated loss impact:	10.74%
Lender servicing fee:	1.00%	Estimated return:	18.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Oct-1995	Debt/Income ratio:	37%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	11 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	2y 7m
Amount delinquent:	$0	Revolving credit balance:	$6,098	Occupation:	Other
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	79%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	20	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	phenomenal-interest	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Fix our ugly landscaping
Purpose of loan:
This loan will be used to? Beutify our home of 2 years.? The sprinkler system is in dis-reair and needs to be replaced.? All that is left is the lawn and we'd like to add nice trees, flowers and curb appeal to what is now an eyesore.

My financial situation:
I am a good candidate for this loan because? both my wife and?I have great, steady employment.? I work in the oil and gas industry and make between $60-62000 a year depending on how much overtime I work.? My wife is a service coordinator for children with disabilities and is going back to school to finish her PhD in Psychology this fall.??Our credit was practically destroyed early in our marriage when I became un-employed and we chose to pay rent instead of paying our creditors.? Since then, we have fought hard to improve our credit and were able to buy our first home 2 years ago.? I have a great payment history.? We plan to repay this loan in 12-16 months.?

Monthly net income:? $5000 self, 10500 combined with my wife.

Monthly expenses: $
??Housing: $ 2003
??Insurance: $ 160
??Car expenses: $?980
??Utilities: $ 240
??Phone, cable, internet: $120
??Food, entertainment: $ 400
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 400
??Other expenses: $ 800 (tuition)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422146
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	12.99%	Starting borrower rate/APR:	13.99% / 16.15%	Starting monthly payment:	$102.52

Auction yield range:	4.23% - 12.99%	Estimated loss impact:	2.15%
Lender servicing fee:	1.00%	Estimated return:	10.84%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Dec-1992	Debt/Income ratio:	22%
Credit score:	740-760 (Aug-2009)	Current / open credit lines:	10 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	9y 9m
Amount delinquent:	$0	Revolving credit balance:	$5,519	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	73%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	wonderous-bazaar	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off daughter's braces
Purpose of loan:
This loan will be used to?
pay off my daughter's braces.
My financial situation:
I am a good candidate for this loan because? I can easily make the monthly payments as the financing provided by the orthdontist is a much higher monthly payment due to a short payoff time.? In addition, we will receive a discount from the provider due to paying in full at this time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422148
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jun-1989	Debt/Income ratio:	22%
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	1 / 1	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	6	Length of status:	6y 6m
Amount delinquent:	$0	Revolving credit balance:	$314	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	cash-cupcake	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off an old debt
Purpose of loan:
This loan will be used to pay off an old debt.

My financial situation:
I am a good candidate for this loan because I have started to slowly rebuild my credit standing since going through a divorce starting in 1997. I realize I have very little recent credit history due to this. I am married now to a husband who makes a very good salary and my income is purely discretionary since my husband covers all our living expenses.

Monthly net income: $ 1,172

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 10.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422152
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	15.00%	Starting borrower rate/APR:	16.00% / 18.18%	Starting monthly payment:	$351.57

Auction yield range:	8.23% - 15.00%	Estimated loss impact:	8.84%
Lender servicing fee:	1.00%	Estimated return:	6.16%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-1996	Debt/Income ratio:	9%
Credit score:	760-780 (Aug-2009)	Current / open credit lines:	8 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	7y 1m
Amount delinquent:	$0	Revolving credit balance:	$119	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	2%	Stated income:	$100,000+
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	greenback-orchestra	Borrower's state:	NewHampshire	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business Expansion!
Purpose of loan:
This loan will be used to?help with the purchase of another Unishippers franchise territory. My company (Creative Control LLC) has been in the business of operating and managing Unishippers franchises for 7 years. We currently own or manage 9 franchise territories in ME,NH,MA,OH and GA with yearly revenue approaching 5 million. Just looking for some liquid cash to help with a new aquisition. Thanks for your interest.

My financial situation:
I am a good candidate for this loan because? I am a financially solvent and responsible business owner looking to expand by aquiring new undervalued territories currently for sale in the depressed market. I don't spend beyond my means and have very little personal debt outside a mortage/car loans. I am diligent with my payments and understand the value of having great credit.
I currently gross $10,500 monthly clearing $7000. I have the following expenses: mortgage/taxes: $2400 condo dues $100 auto $670 utilities $300 college loans $295 auto insurance $100 credit card payments $100 food $400 gas $200 misc. $400 total expenses $4960.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422160
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,555.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	33.00%	Starting borrower rate/APR:	34.00% / 36.44%	Starting monthly payment:	$560.86

Auction yield range:	17.23% - 33.00%	Estimated loss impact:	36.45%
Lender servicing fee:	1.00%	Estimated return:	-3.45%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	May-1972	Debt/Income ratio:	127%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	21 / 14	Employment status:	Retired
Now delinquent:	0	Total credit lines:	46	Length of status:	19y 5m
Amount delinquent:	$0	Revolving credit balance:	$61,331	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	8
Screen name:	TripleNickle	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	11 ( 100% )	640-660 (Latest)
Principal borrowed:	$1,555.00	< mo. late:	0 ( 0% )	640-660 (Jul-2009) 680-700 (Aug-2008) 640-660 (Jul-2008) 680-700 (Jun-2008)
Principal balance:	$1,178.26	1+ mo. late:	0 ( 0% )
Total payments billed:	11
Description
DON'T NEED CHS 29.99% OR USB 28.99%
urpose of loan:
Last Car Payment in September. Do NOT need Chase card at 29.99% or US Bank Credit at 28.99%- BID NOW!
This Second?loan will be used to?pay?down credit card debt.? I have been paying down Highest APR to lowest.
I am a good candidate for this loan because I have not been late or missed a payment in over 54 years !!!
YOUR GAIN will Help EASE MY PAIN.?Hope to finally?get another Prosper loan as well as helping lots of other Prosper members as a Lender.? When I lost my good job in '90, Credit cards had?to go to mostly minimum payments.? Got a second Mortgage in 1995 to pay off most of them.? This 2nd was?PAID in
2005 and the 1st Mortgage PAID after 30 yrs, in 2006.? Believe me, I fully understand how difficult debt??
can be!!!. My thanks to Prosper Members who are helping me to dissolve my credit card debt by paying?
off high limit creditors One-By-One.? Let us all continue to "bank on each other" IT REALLY WORKS !!!!!!
Special thanx to Kermit24, JMA Three, D Tempus B, Lending Stats dot com & Ice Fisherman who?were kind enough to place bids on my 11 prior attempts to get a?loan.? I?will still be helping other Prosper folks out with $555 of this loan because I think it is a very good thing - this Prosper Thing on the Computer !!???

Monthly net income: $ 2735.26

Monthly expenses: $ 2535.00
??Housing: $ 0.00 - 30 yr Mortgage paid off 10-2006 (2nd in 2005)
??Insurance: $ 23.25
??Car expenses: $ 318.78
??Utilities: $ 123.00
??Phone, cable, internet: $ 78.66
??Food, entertainment: $?235.00??and Clothing, & household expenses $ Paid by Wife.?
??Credit cards and other loans: $?2000.00??Other expenses: $ 150.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422164
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$18,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	25.61%	Starting borrower rate/APR:	26.61% / 28.94%	Starting monthly payment:	$731.09

Auction yield range:	8.23% - 25.61%	Estimated loss impact:	9.11%
Lender servicing fee:	1.00%	Estimated return:	16.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Sep-1994	Debt/Income ratio:	45%
Credit score:	760-780 (Aug-2009)	Current / open credit lines:	24 / 20	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	57	Length of status:	13y 2m
Amount delinquent:	$0	Revolving credit balance:	$25,325	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	29%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	tomax936	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards"
Purpose of loan:
This loan will be used to?COSOLIDATE HIGH INTEREST CREDIT CARD DEBT AN PAY OFF NEW LOAN WITHIN 3 TO 5 YEARS PERFERABLE 5 YEARS TO LOWER MONTHLY PAYMENT WHICH WILL ALLOW ME TO PAY EXTRA ON THE LOAN WHEN?POSSIBLE?

My financial situation:
I am a good candidate for this loan because? I HAVE A GOOD CREDIT RATING AND HAVE A HISTORY OF PAYING ON TIME. ADDITIONALY I NEVER HAVE MISSED A MORTGAGE OR AUTO PAYMENT. MY WORK HISTORY HAS NO GAPS AND I AM A VETERAN.I HAVE BEEN WITH? MY CURRENT EMPLOYER OVER 13 YEARS IN WICH I AM THE LEAD (pb}?SENIOR PROJECT MANAGER WITHIN THE COMPANY AND HAVE MANY CLIENT THAT WOULD?ONLY DUE BUSINESS WITH ME AT WHAT EVER COMPANY I WOULD WORK FOR (JOB SECURITY)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422166
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	May-1993	Debt/Income ratio:	82%
Credit score:	740-760 (Aug-2009)	Current / open credit lines:	15 / 11	Employment status:	Full-time employee
Now delinquent:	4	Total credit lines:	53	Length of status:	13y 8m
Amount delinquent:	$2,247	Revolving credit balance:	$12,106	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	63%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	joyful-duty0	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying taxes and Medical Bills
Purpose of loan:
This loan will be used to Help Pay imediate Bill, Medical Bills, and put a little in reserve
My financial situation:
I am a good candidate for this loan because I am very close to paying off my auto loan which will give me another 500 dollars a month to use. I am currently looking for a quick loan to help get me equalized and ballanced out.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422170
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	11.48%	Starting borrower rate/APR:	12.48% / 14.62%	Starting monthly payment:	$334.44

Auction yield range:	3.23% - 11.48%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	9.97%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jul-1973	Debt/Income ratio:	62%
Credit score:	800-820 (Aug-2009)	Current / open credit lines:	10 / 8	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	6y 2m
Amount delinquent:	$0	Revolving credit balance:	$10,567	Occupation:	Food Service Manage...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	22%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	bill-gravity1	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Renovating garage into apartment
Purpose of loan: Hi. I've gotten some great trusted advice to add value to my property. I'd like to renovate the back of the property to make it a rental income. It's a great location and I want to add value to the property while I can for my family someday to enjoy.
This loan will be used to pay a contractor to renovate the garage into an income property. All permits and a winning contractor has been selected with best reputation and value.

My financial situation: I own my home and have a steady retirement income. My credit report came back indicating a "NO" for home ownership. I do not have a mortgage and the home is a large manufactured home is my only suggestion as to why it indicates a "NO". I work part time at a local grocer to keep up my physical activities and make some extra money. This addition will add value to my property, add income and will leave a great legacy for my family.
I am a good candidate for this loan because my credit is excellent, I ALWAYS pay my bills either ahead of time or on time and will most certainly pay this back as well. I have life insurance as well sufficient to pay any and all debts that may remain. Thank you for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422172
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	18.50%	Starting borrower rate/APR:	19.50% / 22.74%	Starting monthly payment:	$374.19

Auction yield range:	17.23% - 18.50%	Estimated loss impact:	18.97%
Lender servicing fee:	1.00%	Estimated return:	-1.47%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	May-1987	Debt/Income ratio:	Not calculated
Credit score:	720-740 (Aug-2009)	Current / open credit lines:	11 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	1y 11m
Amount delinquent:	$0	Revolving credit balance:	$273,959	Occupation:	Professor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	kinetic-leverage	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business Expansion
Purpose of loan:
This loan will be used to? expand distribution

My financial situation:
I am a good candidate for this loan because? I know the value of the money
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422176
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$14,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$520.29

Auction yield range:	17.23% - 19.00%	Estimated loss impact:	26.06%
Lender servicing fee:	1.00%	Estimated return:	-7.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Nov-2000	Debt/Income ratio:	Not calculated
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	5 / 5	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	15	Length of status:	0y 1m
Amount delinquent:	$0	Revolving credit balance:	$8,330	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	76%
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	pragmatic-justice	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Payoff debt
Purpose of loan:
This loan will be used to? payoff credit card and auto loan

My financial situation:
I am a good candidate for this loan because? I pay my bills ontime

Monthly net income: $ 2200

Monthly expenses: $
??Housing: $ 900
??Insurance: $ 150
??Car expenses: $ ?
??Utilities: $?100
??Phone, cable, internet: $200
??Food, entertainment: $ 250
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422182
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	13.98%	Starting borrower rate/APR:	14.98% / 17.15%	Starting monthly payment:	$138.62

Auction yield range:	4.23% - 13.98%	Estimated loss impact:	2.15%
Lender servicing fee:	1.00%	Estimated return:	11.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Mar-1993	Debt/Income ratio:	35%
Credit score:	720-740 (Aug-2009)	Current / open credit lines:	17 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	46	Length of status:	6y 8m
Amount delinquent:	$0	Revolving credit balance:	$35,199	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	92%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	worlds-best-duty8	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Freedom from Credit Cards
Purpose of loan:
This loan will be used to consolidate my LOWES credit Card.
My financial situation:
I am a good candidate for this loan because I have the ability to pay?it back. I chose this route because I desire to end the credit card?payment?routine that seems to never go down.?I'm employed full time with the government and retired military.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422188
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jul-1988	Debt/Income ratio:	33%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	9 / 7	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	26	Length of status:	4y 3m
Amount delinquent:	$3,459	Revolving credit balance:	$1,435	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	5	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	AlmostDebtFree	Borrower's state:	Oregon	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	640-660 (Latest)
Principal borrowed:	$7,200.00	< mo. late:	0 ( 0% )	640-660 (Jul-2009) 640-660 (May-2008)
Principal balance:	$4,681.24	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
Relisted at lower amount
Purpose of loan:
This loan was to be used for orthodontics for my two daughters.? I have lowered the amount a few times.? Initially I was going to use it for ortho and pay off the last credit card, but ortho at this point is more important.? I am continuing the credit card payments.

My financial situation:
I am a good candidate for this loan because I am already paying more than this loan would be monthly.? I currently have another Prosper Loan that I have paid on time every month since?July of 2008.?? In October 2007,?we signed up with a debt settlement company.? At that point we had never missed a payment?and had a good credit score in the low 700s.? We just had too many payments due to job loss in?2004.? The debt settlement company?instructed us to stop?making payments so they could help us settle.? At that time I did not know what it would eventually do to us.? I withdrew from the settlement company and began to contact the credit card companies.? I have paid off several with the previous?Prosper loan and I have a few more to payoff that I have been making monthly payments on.? I wanted to clear up?the credit score that is not so good any longer.? It is not because we are not making our payments, but because of the poor choice we made with the debt settlement company.? Please consider this loan.? We do make our loan payments, house payments, and credit card payments.? We just want to finally have everything paid off with these companies.? Please review?the existing Prosper loan that is in good standing.? ?????????????????????????????????? Monthly net income: $ 3200.? This is my income only.? It does not include my husbands income of $4600.

Monthly expenses: $
??Housing: $ 835, which my husband pays out of his check.
? Insurance: $?65
??Car expenses: $ 239
??Utilities: $ 130
??Phone, cable, internet: $?225
??Food, entertainment: $ 400 for a family of 5
??Clothing, household expenses $ 75
??Credit cards and other loans: $?300
??Orthodontia Monthly:? $250, to be paid with loan
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422190
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	13.00%	Starting borrower rate/APR:	14.00% / 16.16%	Starting monthly payment:	$205.07

Auction yield range:	11.23% - 13.00%	Estimated loss impact:	10.28%
Lender servicing fee:	1.00%	Estimated return:	2.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Sep-1998	Debt/Income ratio:	69%
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	15 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	35	Length of status:	10y 1m
Amount delinquent:	$0	Revolving credit balance:	$29,813	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	84%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	Riverine	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	8 ( 100% )	680-700 (Latest)
Principal borrowed:	$1,800.00	< mo. late:	0 ( 0% )	720-740 (May-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	8
Description
pay off truck loan
Purpose of loan:
This loan will be used to pay off a auto loan into a lower monthly payment,? allowing me to focus on paying off high interest credit?cards and creating a savings portfolio.
this loan will pay off a 417.00 loan into a low monthly payment of apr 205.00 per month saving nearly?200 a month and paying proser members interest instead of banks.... Thanks Prosper...

My financial situation:
I am a good candidate for this loan because im military with good standing for 10 years and i pay all my bills, looking to get my savings built up in a few years.
Second prosper Loan...? also a prosper lender.

Monthly net income: $ 4500

Monthly expenses: $
??Housing: $ 850.00
??Insurance: $ 200.00
??Car expenses: $ 417 auto loan to be paid off by this loan
??Utilities: $ 0? paid by roommate
??Phone, cable, internet: $ paid by roomate
??Food, entertainment: $? 200.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $? 700.00?making more than min...
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422194
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,700.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	7.14%	Starting borrower rate/APR:	8.14% / 10.22%	Starting monthly payment:	$116.18

Auction yield range:	3.23% - 7.14%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	6.54%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Apr-1998	Debt/Income ratio:	13%
Credit score:	760-780 (Aug-2009)	Current / open credit lines:	14 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	56	Length of status:	3y 2m
Amount delinquent:	$0	Revolving credit balance:	$18,016	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	34%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	shellstar	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	760-780 (Latest)
Principal borrowed:	$2,500.00	< mo. late:	0 ( 0% )	780-800 (Jul-2008)
Principal balance:	$1,649.14	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
Pay off Amex - Never Late
Let's see how low this interest rate can go!

The purpose of this loan is to pay off the one credit card I have that is not already at a fixed rate.? I would rather pay simple interest to the great people loaning on Prosper than?compound interest to Amex.? The current interest on this card is about 13% and all my other debt is less than 8% - so it is silly to be paying that high rate.

I have quite a bit in savings and a great income, but?I would rather take out this loan (if I can get a really good rate) than take from my savings because I think it is important to have some money put aside just in case.?? On the same note though, I would rather just pay this off if we can't bid this interest rate low enough...

I own my home and do not own a car (I don't need one in New York).? I have never been late on a payment.? I actively manage my money down to the cent, and I am extremely frugal (cheap really).?? So this is about as safe a bet as you can make.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422196
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.28%	Starting borrower rate/APR:	31.28% / 33.68%	Starting monthly payment:	$215.78

Auction yield range:	11.23% - 30.28%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.52%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Nov-1994	Debt/Income ratio:	9%
Credit score:	720-740 (Aug-2009)	Current / open credit lines:	1 / 1	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	10	Length of status:	7y 7m
Amount delinquent:	$89	Revolving credit balance:	$82	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	noble-fund	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Please Help me out of Payday Loans
Purpose of loan:
This loan will be used to? Catch up on rent and bills. I fell into trouble when I started using payday loans. If I can just get enough money to catch up my rent, bills, and get me out of payday loans, I will have enough money to pay my monthly bills (including this one)!? We make enough money to pay our bills but now we've been sunk by the payday loans.

My financial situation:
I am a good candidate for this loan because? I have 3 kids, my husband and I both work full-time jobs and we do what we have to so our children don't feel the stress of everyday life like we do. We are hard working, honest people who have fallen on hard times and just need help up right now. Please help us...you won't regret it and we would truly appreciate it.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422200
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	11.23% - 34.00%	Estimated loss impact:	10.87%
Lender servicing fee:	1.00%	Estimated return:	23.13%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jun-1998	Debt/Income ratio:	52%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	7	Length of status:	9y 3m
Amount delinquent:	$0	Revolving credit balance:	$4,931	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	84%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	quiteman	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	20 ( 71% )	640-660 (Latest)
Principal borrowed:	$9,500.00	< mo. late:	8 ( 29% )	620-640 (Feb-2007)
Principal balance:	$2,712.47	1+ mo. late:	0 ( 0% )
Total payments billed:	28
Description
Pay off line of credit
Purpose of loan:
This loan will be used to pay off line of credit. All payments are current and on time with the existing loan with no late payments.

My financial situation:
I am a good candidate for this loan because, I have history of paying my debts in full and on time as you will notice in my credit history even with the new prosper rating system. I have no late payments and I do have good credit and my scores have increased by 20 points since my lasts loan.

I work 2 jobs and my wife works full time as well and we are both good job industries. We have an average combine income of about 58,000 per year right now.

Monthly income: $ 5190 between my wife and myself

Funds will come out my account automatically. (I have direct deposit)
----------------------------------------------------
Wife ? Certified Nursing Assistant (8 Years) :$2070.00
Husband ? Public Safety Officer??? (9 Years) :$3120.00
----------------------------------------------------
Total Net check????????????????????????????????????????? $5190.00

Monthly Expenses Summary ( I pay half )
----------------------------------------------------
Rent:?????????????????????????? $ 800.00
Auto:?????????????????????????? $ 643.00
Kids Care:?????????????????? $ 400.00
Utilities:?????????????????????? $ 260.00
Loans:???????????????????????? $ 502.00
Food/Living Expense:??? $400.00
----------------------------------------------------
Total:??????????????????????????? $ 3005.00
----------------------------------------------------
Left Over:????????????????????? $ 2185.00

We will allocate this amount to help pay off the loan.

Thanks you...
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422208
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,600.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	27.00%	Starting borrower rate/APR:	28.00% / 30.35%	Starting monthly payment:	$148.91

Auction yield range:	8.23% - 27.00%	Estimated loss impact:	7.15%
Lender servicing fee:	1.00%	Estimated return:	19.85%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	May-1999	Debt/Income ratio:	40%
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	3y 1m
Amount delinquent:	$0	Revolving credit balance:	$11,458	Occupation:	Realtor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	52%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	lyonardo21	Borrower's state:	Oklahoma	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 94% )	680-700 (Latest)
Principal borrowed:	$6,000.00	< mo. late:	1 ( 6% )	700-720 (Mar-2008)
Principal balance:	$3,682.81	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
Need New Roof to Sell House!
Purpose of loan:
This loan will be used to put a new roof on one of my houses so I can sell it and use my equity to pay off a?high interest credit card that I used to buy some equipment for my restaurant last year.

My financial situation: I am a good candidate for this loan because the house has sold twice already, but on both times the deal has fallen through because the buyers has not been able to secure insurance on the house because when the new roof was installed by the previous owners years back, they put the new asphalt?shingles on top of the original wood shingles. This practice is not allowed anymore so I?need to rip the old roof including the wood shingles then add new decking and shingles. My insurance won't cover it because there is no damage to claim. As soon as I get this done, I will put the house for sale again and when it sells I should walk away with about $15,000 after Realtor and closing fees.

Personal Monthly Net Income: $3,000

Personal Monthly Expenses:?
Housing: $440
Insurance: $200??
Car expenses: $500
Utilities: $125?
Phone, cable, internet: $150
Food, entertainment: $250??
Clothing, household expenses $150?
Credit cards and other loans: $?700?

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422212
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.23%	Starting borrower rate/APR:	18.23% / 20.44%	Starting monthly payment:	$272.01

Auction yield range:	17.23% - 17.23%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Nov-1998	Debt/Income ratio:	10%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	9 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	43	Length of status:	7y 1m
Amount delinquent:	$0	Revolving credit balance:	$2,005	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	27%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	chrisv2929	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit card.
Purpose of loan:
I am looking to cut down the amount of interest that I pay on my credit card.? I currently owe $7,000 at a APR of 17%
My financial situation:
I am a good candidate for this loan because?
I have a good paying and very secure career job that I have been at for more than 6 years.? My salary is guaranteed by contract to increase from $90,000, to $108,000? during the next?2 years.
Monthly net income: $
$7500
Monthly expenses: $
??Housing: $ 700????
??Insurance: $ 80????
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $ 60
??Food, entertainment: $ 400
??Clothing, household expenses $ 200
??Credit cards and other loans: $?200
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422218
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.38%	Starting borrower rate/APR:	11.38% / 14.97%	Starting monthly payment:	$32.92

Auction yield range:	4.23% - 10.38%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.25%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	May-1995	Debt/Income ratio:	Not calculated
Credit score:	740-760 (Aug-2009)	Current / open credit lines:	8 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	3y 6m
Amount delinquent:	$0	Revolving credit balance:	$2,816	Occupation:	Nurse (LPN)
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	34%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	46	Homeownership:	No
Inquiries last 6m:	3
Screen name:	receptive-economy	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
bereavement travel
Purpose of loan:
This loan will be used to?

Pay myself back for the costs of travel from my husband's sisters death.? We are paying cash for this and would like to finance it with good people such as yourself rather than VISA.

My financial situation:
I am a good candidate for this loan because?I work as a nurse and make good money.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422220
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Apr-1985	Debt/Income ratio:	21%
Credit score:	720-740 (Aug-2009)	Current / open credit lines:	18 / 11	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	40	Length of status:	8y 5m
Amount delinquent:	$1,046	Revolving credit balance:	$3,509	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	33%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	crashcraft	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Help my friend buy a car..
Purpose of loan:
This loan will be used to help purchase a car to use for work? My skills as a mechanic of 28 years make me somewhat of a expert in good deals. My last car I found was a 2001 with a bad Turbo. I paid $1100 at a Honda dealer for the car. Tax Tag and title!! The car is worth $6000 now at any bank. I find deals like this all the time. ?

My financial situation:
I am a good candidate for this loan because I am well invested and have assets well beyond the money I need to help my friend. Cash is all tied up in my stocks. I have a Duplex rental income property in Utah that has a 40% loan to value ratio. My current job as an aircraft mechanic provides me with great? liquidity compared to my debt ratio. My living costs are low and controlled. This loan will not go full term. My plan is to pay off within 6 months.?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422226
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jan-2001	Debt/Income ratio:	Not calculated
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	1 / 1	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	3	Length of status:	1y 0m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Student - Technical...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	4
Screen name:	stable-credit0	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business Start Up
This loan will be used for start up expenses for my dog walking business. I will use the funds to license, trademark and insure my business. I will also use some of the funding for advertising purposes such as flyers, brouchers and business cards. I would also like to purchase a used vehicle that is relatively inexpensive ($2500) but reliable for business purposes only.

Monthly net income: $1000

Monthly expenses: $350
? Housing: $150
? Insurance: $100
??Car expenses: $0
??Utilities: $70
??Phone, cable, internet: $35
??Food, entertainment: $
??Clothing, household expenses $10
??Credit cards and other loans: $40
??Other expenses: $50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422228
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	11.48%	Starting borrower rate/APR:	12.48% / 14.62%	Starting monthly payment:	$836.10

Auction yield range:	3.23% - 11.48%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	9.97%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Sep-1982	Debt/Income ratio:	29%
Credit score:	840-860 (Aug-2009)	Current / open credit lines:	14 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	49	Length of status:	10y 4m
Amount delinquent:	$0	Revolving credit balance:	$8,281	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	14%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	distats	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
buying a boat
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because? My husband and I would like to purchase a boat . We do pay our bills on time and some of them come directing from our bank account which we could do. Thank you
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422230
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	14.23% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jul-1995	Debt/Income ratio:	50%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	13 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	21y 3m
Amount delinquent:	$0	Revolving credit balance:	$22,030	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	84%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	btsjr61	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	18 ( 100% )	660-680 (Latest)
Principal borrowed:	$7,000.00	< mo. late:	0 ( 0% )	660-680 (Jan-2008)
Principal balance:	$3,822.27	1+ mo. late:	0 ( 0% )
Total payments billed:	18
Description
Paying off High Line of Credit
Purpose of loan:
This loan will be used to? pay off a high finance charged line fo credit

My financial situation:
I am a good candidate for this loan because? the monthly payments will fit into my monthy budget and get ride of the high line of credit charges

Monthly net income: $ 3119.02

Monthly expenses: $?2141.12
??Housing: $
??Insurance: $ 99.00
??Car expenses: $ 430.13
??Utilities: 250.00
??Phone, cable, internet: $ 17.99
??Food, entertainment: $ 250.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 694.00
??Other expenses: $ 300.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422232
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$18,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$659.81

Auction yield range:	17.23% - 18.00%	Estimated loss impact:	19.00%
Lender servicing fee:	1.00%	Estimated return:	-1.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Sep-1998	Debt/Income ratio:	38%
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	13 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	33	Length of status:	0y 1m
Amount delinquent:	$0	Revolving credit balance:	$35,031	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	courteous-currency0	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Grow your investment here!
I am determined and excited to consolidate credit cards in order to make 1 payment monthly and get out of debt within the next 18 months.???

I am a great candidate to lend to because I am very career focused and have a solid and stable income.? My annual salary is $80,000 per year and I am fortunate to have very little living expenses.? I have $35,000 in debt due to debt related to a recent divorce.? I have always been extremely responsible with money and have always made on time payments to creditors.? My credit score with Experian as of today is 720.? My determination to eliminate my debt and financial history will make you a happy lender.??

I have recently started a new position in a secure industry and have a stable work history prior to my recent job change.?

My goal is to pay my debt down at a quick pace, giving you a fast return on your investment.? By lending to me, you are giving me the ability to focus on my future, while giving you a sound return on your money.? In this situation, we will both benefit.? I have an excellent credit history, ontime payment, no late fees, etc.???

Let?s better our financial future together!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422236
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.23%	Starting borrower rate/APR:	18.23% / 20.44%	Starting monthly payment:	$326.41

Auction yield range:	17.23% - 17.23%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jan-1994	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	13 / 12	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	43	Length of status:	1y 10m
Amount delinquent:	$0	Revolving credit balance:	$17,332	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	56%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	wise-benefit-upholder	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit card
Purpose of loan:
This loan will be used to pay off a high interest credit card

My financial situation:
I am a good candidate for this loan because my business is growing and is very profitable.? My credit history is strong and I take pride in my ability to repay my debts, and my business relys on this.? As I need to have available credit to grow my business.

Monthly net income: $ 5000.00

Monthly expenses: $
??Housing: $ 750.00
??Insurance: $
??Car expenses: $ 274
??Utilities: $ 200.00
??Phone, cable, internet: $ 250.00
??Food, entertainment: $ 400.00
??Clothing, household expenses $
??Credit cards and other loans: $ 1000.00
??Other expenses: $ 400.00 (student loan)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422238
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$203.56

Auction yield range:	14.23% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Dec-1993	Debt/Income ratio:	Not calculated
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	5 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	4y 3m
Amount delinquent:	$0	Revolving credit balance:	$3,623	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	69%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	6	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	commanding-liberty0	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay Bills
Purpose of loan:
I will use this to pay off credit card and medical bills

My financial situation:
i pay my bills on time

Monthly net income: $
54,000/ year
Monthly expenses: $
??Housing: 1,500
??Insurance: $ 150
??Car expenses: $ 206
??Utilities: $150
??Phone, cable, internet: $100
??Food, entertainment: $100/week
??Clothing, household expenses $
??Credit cards and other loans: $ 900
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422250
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.23%	Starting borrower rate/APR:	18.23% / 20.44%	Starting monthly payment:	$725.36

Auction yield range:	17.23% - 17.23%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Nov-1981	Debt/Income ratio:	54%
Credit score:	740-760 (Aug-2009)	Current / open credit lines:	15 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	4y 7m
Amount delinquent:	$0	Revolving credit balance:	$10,633	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	47%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	robust-exchange	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Ms. dee
Purpose of loan:
This loan will be used to? pay off credit card debt and old bills which will increase my score even more.
also allow me to eliminate credit card usage.
My financial situation:
I am a good candidate for this loan because? My credit score is well above 700 and i am seeking to improve upon it.? for nearly 50 years I have paid all my obligations on time and in full. as shown by my credit report and score.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422254
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.43%	Starting borrower rate/APR:	27.43% / 31.39%	Starting monthly payment:	$41.06

Auction yield range:	11.23% - 26.43%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Apr-1991	Debt/Income ratio:	32%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	21 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	3y 1m
Amount delinquent:	$0	Revolving credit balance:	$29,814	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	4
Screen name:	dollar-dreamer9	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
"Small Scale Bailout"
Purpose of loan:
To take a short vacation with my son who recently graduated from college and has joined the US Army. He will be leaving for basic training and then on to OCS.

My financial situation:
I have a good job with a decent income. I had some expenses I needed to pay and took out a couple "payday loans" in anticipation of receiving a small settlement from my mother's estate, which was expected to close in July. It now appears it will be delayed for several more months. The payday loans have put me in a positiion where my expendable income is reduced, thus the need for this request.?My credit score may be low due to the amount of obligations I have, but I've never had late payments on any of my accounts. My savings are primarily in my 401(k)?and I'm not eligible to draw on that at this time. I'm a good risk despite the system generated HR rating assigned to me. I'm a person of character and I honor my obligations, also you will be earning an excellent return on your investment.

Monthly net income: $ 4,700

Monthly expenses: $
??Housing: $ 1034
??Insurance: $ 80
??Car expenses: $ 334
??Utilities: $?70
??Phone, cable, internet: $ 120
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 1000
??Other expenses: $

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422266
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.28%	Starting borrower rate/APR:	31.28% / 33.68%	Starting monthly payment:	$215.78

Auction yield range:	11.23% - 30.28%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.52%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Sep-1986	Debt/Income ratio:	21%
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	31y 9m
Amount delinquent:	$0	Revolving credit balance:	$22,284	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	64%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	doll511	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	11 ( 79% )	680-700 (Latest)
Principal borrowed:	$6,000.00	< mo. late:	3 ( 21% )	720-740 (Jun-2008) 700-720 (Dec-2007)
Principal balance:	$3,908.89	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
Real Estate Taxes
Purpose of loan:
This loan will be used to? Pay?Real Estate?Taxes
My financial situation:
The county is about to put a lien on my property for back taxes.? Trying to get the mortgage company to escrow our taxes and insurnace so we don't continue to have this problem.? However, I need to take care fo the 2008 taxes first.?

Monthly net income: $3650???

Monthly expenses: $
??Housing: $1076?????
??Insurance: $100
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422278
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	B
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	16.03%	Starting borrower rate/APR:	17.03% / 19.23%	Starting monthly payment:	$285.34

Auction yield range:	6.23% - 16.03%	Estimated loss impact:	5.28%
Lender servicing fee:	1.00%	Estimated return:	10.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jul-1999	Debt/Income ratio:	11%
Credit score:	740-760 (Aug-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	9	Length of status:	12y 7m
Amount delinquent:	$0	Revolving credit balance:	$6,313	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	28%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	geno0010	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	21 ( 100% )	740-760 (Latest)
Principal borrowed:	$6,000.00	< mo. late:	0 ( 0% )	660-680 (Nov-2007) 700-720 (Feb-2007)
Principal balance:	$2,686.03	1+ mo. late:	0 ( 0% )
Total payments billed:	21
Description
Refi -Relist w/ higher interest rat
The purpose of this loan is to pay of my existing Prosper loan which currently has $2871 left on it. The orginal loan was for $6K and a rate of 13.50%. My credit since that first loan has improved tremendously, so I'm thinking I should be able to get a better rate this time around. I have never been late on a payment throughout this loan.? The leftover amount will be going into my investing account, which I'm sure I will earn a greater return than the rate at which I am borrowing. No specifics please.I am asking for a little more money than last time, but with a lower rate the payments shouldn't be too much higher.My financial situtation has changed a little bit since my last loan. I received a 10% pay cut this year. My own company has picked up which is earning more than the 10% decline in pay, so everything is still okay. Of course you'll have to take my word for that since it's unverifiable.Previous Listing: http://www.prosper.com/invest/listing.aspx?listingID=229171Thanks for looking and thanks to those who bid on the previous listing that wasn't funded!

It says not a homeowner but I do own my home. Bought on Contract for Deed from parents in March 07. Pay extra still per my previous listing.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422284
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.43%	Starting borrower rate/APR:	27.43% / 29.77%	Starting monthly payment:	$123.17

Auction yield range:	11.23% - 26.43%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jun-1992	Debt/Income ratio:	13%
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	12 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	43	Length of status:	5y 7m
Amount delinquent:	$0	Revolving credit balance:	$22,777	Occupation:	Engineer - Electric...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	influential-credit7	Borrower's state:	Nebraska	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Gazelle Intense! Paying off Debt.
Purpose of loan:
To lower interest in insane credit cards and get out from under their heel

My financial situation:
I am a good candidate for this loan because I refuse to miss a payment on anything anymore.? I have gone through the Dave Ramsey Financial Peace class and getting out of debt is now our family's number 1 priority.? I have a $600 snowball and $2000 in emergency fund savings.

Monthly net income: $
$5000.00

Monthly expenses: $
??Housing: $?1900
??Insurance: $?140
??Car expenses: $ 160
??Utilities: $ 280
??Phone, cable, internet: $ 55
??Food, entertainment: $ 400
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 500
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422308
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Mar-1996	Debt/Income ratio:	25%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	38	Length of status:	3y 3m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	27	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	cash-commander	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Student Loan
Purpose of loan:
This loan will be used to purchase a new computer and adobe web premium suite for students. I am studying web development at Sheridan Tech in South Florida. I am currently employed but don't have the funds to buy the?software to further my education so I can seek a better job or start my own web design firm once I graduate.

My financial situation:
I am a good candidate for this loan because. I have a stable secure job and im studying a high demand field "web development" with lots of opportunities. And I have company's willing to wait for me to better my education in web development so I can build great looking ecommerce sites for them on a contract basis.

Monthly net income: $ 2000.00

Monthly expenses: $
??Housing: $ 350.00
??Insurance: $ 140.00
??Car expenses: $ 200.00
??Utilities: $ 50.00
??Phone, cable, internet: $ 100.00
??Food, entertainment: $ 200.00
??Clothing, household expenses $ 50.00
??Credit cards and other loans: $ 0
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422314
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Aug-2005	Debt/Income ratio:	Not calculated
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	4	Length of status:	0y 0m
Amount delinquent:	$0	Revolving credit balance:	$2,538	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	money-loyalist	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off car loan
I am asking for this loan to pay off a car loan that I am upside down on. I intend on trading my car in, getting cash out of it, paying a portion of the auto loan down with that cash and then paying the rest off with the money from this loan. The current amount of the loan plus the nessesary full coverage insurance is 545. If this loan is funded then it will reduce the amount of money outlayed each month 320 dollars which I can use for savings and paying off the loan and another credit card I have. I recently started a new job as a captioning agent with a company for the hearing impaired which is why I am unable to produce W-2. If nessecary I can produce documents stating what I make and that I am a full time employee. I am also currently seeking part-time work elsewhere.

Monthly expenses
Income - 1950 gross 1550 take home

Rent- 225
Car - 320 plus 100 for gas and Mantainiece
Insurance - 225
Food - 125
Utilities - 35
Misc - 200

Total - 1230

Total after prosper loan- 1004

Thank you or your time and consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422326
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.73%	Starting monthly payment:	$67.85

Auction yield range:	14.23% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Apr-1990	Debt/Income ratio:	36%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	11 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	56	Length of status:	3y 9m
Amount delinquent:	$0	Revolving credit balance:	$9,309	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	102%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	7	Homeownership:	No
Inquiries last 6m:	2
Screen name:	MBAGraduate09	Borrower's state:	Indiana	Borrower's group:	P2P Financial
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	33 ( 100% )	640-660 (Latest)
Principal borrowed:	$2,500.00	< mo. late:	0 ( 0% )	620-640 (Jun-2008) 620-640 (Nov-2007) 620-640 (Oct-2006)
Principal balance:	$269.49	1+ mo. late:	0 ( 0% )
Total payments billed:	33
Description
DTI Wrong, On Right Track Back
Purpose of this Loan
I will be using this loan to completely consolidate my debt so that I can have it all paid off in three years.? I have 3 months left on current Prosper loan and I have never missed a payment or been late one time.? All of my bills are always paid on time.

I am a good candidate for this loan because... I am? finished with my MBA and will be getting a higher paying job.? I plan on moving up in my company which has many opportunities for growth.

Here is my current budget:
Bring home pay: 1618.08
Rent 00.00
Utilities 0.00
Cell phone 35.00
Car payment 325.00
Food and Household needs: 100.00/mo.
Prosper loans 93.00month?
Credit Cards?200.00 month

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422332
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,250.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$192.25

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jun-2001	Debt/Income ratio:	Not calculated
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	7 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	3y 7m
Amount delinquent:	$0	Revolving credit balance:	$10,545	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	jdn77	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	640-660 (Latest)
Principal borrowed:	$14,000.00	< mo. late:	0 ( 0% )	660-680 (Jul-2009) 640-660 (Apr-2008)
Principal balance:	$9,594.81	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Longer term wanted!
Purpose of loan:
This loan will be used?to buy out a partner/franchisor.? I had listed the full amount on prosper, but I secured the funds somewhere else, at a 2 year term.? I need this to extend the life of the loan.? I am a good candidate for this loan because i have been in business for 3 and a half years, and in the restaurant business for over 10 years.? I am currently paying all debts on time and I'm a previous prosper Borrower.? I love the format used to fund/invest.? My expenses haven't changed much the past year.? As with everyone it's tough, but it's been tough for a while really in business.? We continue to offer a high quality meal, with great portions, great service, at a great value.?
Monthly net income: $ Personal:2800
Business Sales of $415K last year.
Monthly expenses: $ 2400
??Housing: $ 400
??Insurance: $ 145
??Car expenses: $ 411...gone in 5 months
??Utilities: $ 150
??Phone, cable, internet: $ 75
??Food, entertainment: $ 300
??Clothing, household expenses $
??Credit cards and other loans: $ 300
??Other expenses: $ 600 child support
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422338
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	B
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	17.03%	Starting borrower rate/APR:	18.03% / 20.24%	Starting monthly payment:	$361.67

Auction yield range:	6.23% - 17.03%	Estimated loss impact:	5.30%
Lender servicing fee:	1.00%	Estimated return:	11.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	May-1993	Debt/Income ratio:	15%
Credit score:	740-760 (Aug-2009)	Current / open credit lines:	11 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	5y 11m
Amount delinquent:	$0	Revolving credit balance:	$12,251	Occupation:	Tradesman - Mechani...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	20%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	1
Screen name:	innocent-benefit	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to?pay down some high interest rate cards.?

My financial situation:
I am a good candidate for this loan because?my job is very steady, and I've been here for 6 years.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422344
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.23%	Starting borrower rate/APR:	18.23% / 20.44%	Starting monthly payment:	$362.68

Auction yield range:	17.23% - 17.23%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	May-1999	Debt/Income ratio:	43%
Credit score:	740-760 (Aug-2009)	Current / open credit lines:	11 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	39	Length of status:	9y 0m
Amount delinquent:	$0	Revolving credit balance:	$8,148	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	76%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	integrity-jalapeno	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Increasing whats left over
Purpose of loan:
This loan will be used to? Consolidate our debt.?I just purchased?my first home and need to restructure?my debt so that?I have more money left over to enjoy life and still be able to put away for retirement.

My financial situation:
I am a good candidate for this loan because?I have a steady job that I have been at for over nine years and even though my husband is not applying with me he also has a steady job. I have never been delinquent on my personal debts though I made a huge mistake cosigning for a relative a couple of years ago but it was soon corrected and this has been a lesson that I have learned very well. I am determined to pay before my due dates and like to make larger payments than required just because I would rather be ahead than behind on my loans.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422350
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.23%	Starting borrower rate/APR:	18.23% / 20.44%	Starting monthly payment:	$544.02

Auction yield range:	17.23% - 17.23%	Estimated loss impact:	35.45%
Lender servicing fee:	1.00%	Estimated return:	-18.22%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Oct-1986	Debt/Income ratio:	71%
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	70	Length of status:	1y 7m
Amount delinquent:	$0	Revolving credit balance:	$11,856	Occupation:	Clergy
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	5
Screen name:	mystical-interest0	Borrower's state:	SouthDakota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating debt
Purpose of loan:
This loan will be used to pay off credit card debt. My wife and daughter are both in college and I have 3 other kids at home. I am attempting to get things in a better financial state before they graduate.

My financial situation:
I am a good candidate for this loan because I work 2 different jobs that more than adequately provide for my needs, but I have allowed credit card usage to get out of control. I have since changed my habits, but I am unable to make the headway on my debt that I would like. I have been a pastor for over 20 years and 2 years ago started working as a Chaplain as well. I have a stable job with long term retention.

Monthly net income: $ 6000.00

Monthly expenses: $
??Housing: $ 1200
??Insurance: $ 150
??Car expenses: $ 450
??Utilities: $ 400
??Phone, cable, internet: $ 275
??Food, entertainment: $ 1500
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 1000
??Other expenses: $?Charitable?Giving?400
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422354
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jul-2001	Debt/Income ratio:	43%
Credit score:	620-640 (Aug-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	27	Length of status:	4y 6m
Amount delinquent:	$103	Revolving credit balance:	$38,285	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	jason1909	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	25 ( 100% )	620-640 (Latest)
Principal borrowed:	$6,500.00	< mo. late:	0 ( 0% )	660-680 (Jun-2007)
Principal balance:	$2,338.17	1+ mo. late:	0 ( 0% )
Total payments billed:	25
Description
I Commit to my Obligations
I'm a 28 year old college grad currently working in the IT profession for a large?shipping company.?I do consider my current financial status as very stable.? From my credit report one can see I have always paid my financial obligations in a timely manner and have never defaulted.? My goal in applying for?this loan is to help consolidate debt I have accrued on?a few?high rate credit cards.? The debt is equal to around $5,000.? I would also like to mention that I am currently paying on another loan through prosper.com and have made my payment consistently and on-time for the entire life of the loan (around 2 years). The following is a breakdown of the cards I am looking to consolidate:??

Capital One:?????
Current monthly payment: $220.00?????
Current total balance: $4000.00?????
Current APR: 20.99%

Best Buy:?????
Current monthly payment: $100.00?????
Current total balance: $1000.00?????
Current APR: 29.99%??

As you can see, by sticking with my current plan, these loans will take a lifetime to pay off at the current rates.? I feel that by obtaining a loan, I will not only be saving a bundle on interest, but I will also have a date in which I know this debt will be gone.? The above?2 payments alone total over $300.00.? I understand that this is not going to save me a bundle of money each month nor should it.? My intention is to get this debt paid off and paid back to the gracious people who loaned it to me.? I appreciate anyone who takes the time to take a look at my listing.? Thank you for considering me.??

Monthly net income: $ 2900.00
Monthly expenses:????????
Housing: $350 (Shared rent with roommate)??????
Insurance: $68 (Car Insurance)??????
Utilities: $0?(Rommate pays Electric, I pay Cable/Internet)?????
Phone, cable, internet: $150.00?????
Food, entertainment: $200???????
Clothing, household expenses $100???????

Credit cards and other loans:???????????????????????????
????Existing Prosper Loan: $226.12 (Will be paid off in July 2010)?????????
????National City: $280.00??????????????????????
????Capital One: $220.00 (Will be eliminated by this loan)??????????????????????????
????Best Buy: $100.00 (Will be eliminated by this loan)??????????????????????????
????Huntington Bank Personal Loan: $200.00????????????
????Auto Loan:? $283.06 (Will be paid off in October 2009)???????????????????
????School Loan 1:?$84.64??????????????????????
????School Loan 2: $127.00??????

Total Expenses per month before loan: $2388.00
Total Expenses per month after loan: (Assuming Prosper payment of around $220.00):$2288.00??
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422356
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Nov-1997	Debt/Income ratio:	70%
Credit score:	620-640 (Aug-2009)	Current / open credit lines:	31 / 28	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	43	Length of status:	2y 11m
Amount delinquent:	$0	Revolving credit balance:	$5,948	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	34%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	babylovebug23	Borrower's state:	Louisiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	620-640 (Latest)
Principal borrowed:	$3,100.00	< mo. late:	0 ( 0% )	660-680 (Apr-2008) 640-660 (Mar-2008) 640-660 (Feb-2008)
Principal balance:	$2,131.45	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
paying off my credit cards
Purpose of loan:
This loan will be used to pay of 10 credit cards

My financial situation:
I am a good candidate for this loan because I have made my monthly payment on time with the loan I have with prosper. I also make sure that I pay my bill on time. I have been on my job for almost 3 years.

Monthly net income: $ 1400

Monthly expenses: $ 300????
??Housing: $
??Insurance: $ 150
??Car expenses: $ 360,71
??Utilities: $
??Phone, cable, internet: $ 243.37
??Food, entertainment: $
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 973.33
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422378
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	11.48%	Starting borrower rate/APR:	12.48% / 14.62%	Starting monthly payment:	$836.10

Auction yield range:	3.23% - 11.48%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	9.97%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Mar-1991	Debt/Income ratio:	11%
Credit score:	800-820 (Aug-2009)	Current / open credit lines:	22 / 17	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	46	Length of status:	2y 3m
Amount delinquent:	$0	Revolving credit balance:	$53,615	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	54%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	wealth-silo	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Payoff Credit Cards
This loan will be used to eliminate half my credit card balance. These monies were spend for replacement of my 3 HVAC units with TRANE 19i SEER and other GREEN improvements on our home. We have substantially reduced our energy consumption and costs.

All proceeds from your loan will be used 100% to eliminate the credit card debt. We will pay of the remaining credit balance with my annual bonus that is due next month. Please help us eliminate this credit card debt. I am an excellent payer. I have ALWAYS paid 100% of monies borrowed. I have NEVER failed to pay anyone back. I will protect this perfect record extending over 25 years and I will pay you back too.

In addition, I have ADDITIONAL INCOME that I make every year (it is on my tax return for the last 3 years running) that will prove that I have additional financial strength.

I hope you will grant me this loan. I look forward to paying you back 100% and fulfilling my obligations. Thank you for your time and consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422384
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Apr-2003	Debt/Income ratio:	56%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	1y 7m
Amount delinquent:	$0	Revolving credit balance:	$9,932	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	autonomous-camaraderi2	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to?

Complete debt payment for 2 credit cards through consolidation.

My financial situation:
I am a good candidate for this loan because?

I have been employed for 1year 9months at my current job. I served 6years active duty in the US Army and now am a proud veteran which is trying to reorganize my life.

Monthly net income: $ 1,376

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 60
??Car expenses: $ 120
??Utilities: $?100
??Phone, cable, internet: $ 100
??Food, entertainment: $ 50
??Clothing, household expenses $ 40
??Credit cards and other loans: $ 400
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422390
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	29.05%	Starting borrower rate/APR:	30.05% / 32.43%	Starting monthly payment:	$318.59

Auction yield range:	14.23% - 29.05%	Estimated loss impact:	16.03%
Lender servicing fee:	1.00%	Estimated return:	13.02%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Aug-1997	Debt/Income ratio:	15%
Credit score:	620-640 (Aug-2009)	Current / open credit lines:	12 / 11	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	16	Length of status:	2y 5m
Amount delinquent:	$0	Revolving credit balance:	$16,638	Occupation:	Engineer - Chemical
Public records last 12m / 10y:	0/ 3	Bankcard utilization:	76%	Stated income:	$100,000+
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	WelshG	Borrower's state:	Maryland	Borrower's group:	BuildingTree
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	19 ( 100% )	620-640 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	660-680 (Jan-2008) 480-500 (Dec-2006)
Principal balance:	$2,665.16	1+ mo. late:	0 ( 0% )
Total payments billed:	19
Description
Debt Consolidation
Purpose of loan:
This loan will be used to pay off credit card debts and prudently consolidate that debt. This loan will help to reduce my debt burden which has grown over the past two years.My credit card debt is my Achilles heel at this point and consolidation as well as reducing the interest rates is a priority for me at this point.My payment history with Prosper has been unblemished and above reproach.
My financial situation
This will be my second loan from the Lending Club and frankly my profile as a borrower has been exemplary. My wife and I make good salaries, she being an RN and me, a Six Sigma Practitioner at a Berkshire Hathaway owned company (process optimization and quality improvements).? We are not necessarily hurting for money (since together we make over $160,000 gross) but would really like to pay this outstanding credit card bills that are really variable and relatively high interest rates and move on with our lives. ?We are good candidates for a loan as we are also rebuilding our financial lives from slow growth entrepreneurial ventures. ?Interestingly, we have a new venture that is about to be launched.? It is www.myrollingstocks.com ? This site provides financial information to traders who use the rolling stock strategy to trade.? The site provides information on channeling stocks (growth has been steady. Our other venture has been around since 2001 and has been gaining steam in the past year by gaining access to national distributors such as Kehe Foods and Tree of Life, (www.natureisletropicagourmet.com). This also has vast potential as it expands nationally.? We are in over 400 stores nationwide. It is a line of tropical fruit based condiments, seasonings and sauces.

<ul>
<li>Monthly net income: $ 10,500
<li>Monthly expenses: $ 7670??
<li>Housing: $ 1920??
<li>Insurance: $ 85??
<li>Car expenses: $ 415??
<li>Utilities: $ 450??
<li>Phone, cable, internet: $ 200??
<li>Food, entertainment: $ 650??
<li>Clothing, household expenses $ 200??
<li>Credit cards and other loans: $?1750??
<li>Other expenses: $ 1700
<li>UTTMA: $500
</ul>
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422396
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	14.23% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Oct-1993	Debt/Income ratio:	26%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	34	Length of status:	2y 4m
Amount delinquent:	$0	Revolving credit balance:	$1,709	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	75%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	24	Homeownership:	No
Inquiries last 6m:	2
Screen name:	reflective-exchange	Borrower's state:	Nebraska	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
getting caught up
Purpose of loan:This loan will be used?to pay a few smaller?bills and help us get on track to follow our budget.? With 4 children, it seems we always have extra expenses arise?that derail us from our budget.? We want to take out this loan to get us back on track to follow our budget and start putting money in savings to cover those extra expenses that come up.? We have a daughter that will be graduating in 2010 and we need to have some money saved.? We have?completed a budget that includes a monthly payment amount for this loan.???We are confident that securing this loan will help us reach our financial goals.

My financial situation:I am a good candidate for this loan because my wife and I have stable, full-time jobs.? My wife also has a second job as a volleyball coach and I work on the weekends detailing cars.? We work hard to make sure our bills are paid and are frustrated when we have to wait until the next pay period to pay a bill because an unexpected expense arises.? By making payments through automatic withdrawal, we are confident the payments for this loan will always be made timely and the amount of payment should be well within our budget.? We cannot stress enough how important it is to us to keep our bills paid on time, which is why we are asking for this loan now.

Monthly net income: $ 4550

Monthly expenses: $ 3700??
?Housing: $ 800??
?Insurance: $ 315??
?Car expenses: $ 150??
?Utilities: $ 350??
?Phone, cable, internet: $ 305??
?Food, entertainment: $ 400??
?Clothing, household expenses $?200??
?Credit cards and other loans: $ 750??
?Other expenses: $ 430
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422408
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,500.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	11.02%	Starting borrower rate/APR:	12.02% / 14.15%	Starting monthly payment:	$315.63

Auction yield range:	3.23% - 11.02%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	9.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Nov-1996	Debt/Income ratio:	27%
Credit score:	800-820 (Aug-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	31	Length of status:	2y 11m
Amount delinquent:	$0	Revolving credit balance:	$2,693	Occupation:	Fireman
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	2%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	RejhRon	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Lender want a Machine Loan
Purpose of loan: The loan is to Purchase from New Hermis an engraving machine to enhance my wood working hobbie and to be able to engrave on small items to earn extra monies on the side from my fire fighter Job at my home base? wood shop buisness

My financial situation:
I am a good candidate for this loan because I have had experience with engraving while active duty in the military (retired2004),? Their is a need for this type of work in my community and I have been a Prosper lender for a while and want to try a loan for this project?? Additoinally I work on a part-time as needed bases as a firefighter for the local miltary base, which I pick up one or two shifts a month. I am retired military and have a retirement pay as well to repay this loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422420
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	11.48%	Starting borrower rate/APR:	12.48% / 14.62%	Starting monthly payment:	$501.66

Auction yield range:	3.23% - 11.48%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	9.97%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Feb-2000	Debt/Income ratio:	17%
Credit score:	800-820 (Aug-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	3y 3m
Amount delinquent:	$0	Revolving credit balance:	$111,793	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	30%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	note-samaritan	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off Credit Balance
Purpose of loan:
This loan will be used to pay off my credit card balance

My financial situation:
I am a good candidate for this loan because I have a secure job. I am a responsible loaner and I have never been delinquent on any of my financial transactions, ever. I am a secure candidate. Thank you.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422426
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	May-1992	Debt/Income ratio:	5%
Credit score:	620-640 (Jul-2009)	Current / open credit lines:	4 / 5	Employment status:	Full-time employee
Now delinquent:	4	Total credit lines:	43	Length of status:	3y 3m
Amount delinquent:	$580	Revolving credit balance:	$6	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 3	Bankcard utilization:	1%	Stated income:	$100,000+
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	4KidsAndAWife	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	17 ( 100% )	620-640 (Latest)
Principal borrowed:	$1,500.00	< mo. late:	0 ( 0% )	600-620 (Nov-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
2nd loan - Pay Doctor Bills
Purpose of loan:
My wife and I have 4 kids.? My oldest is going to college this fall and he is 18.? We then have a 13 year old son, a 12 year old daughter, and a 10 year old daughter.??

With 4 kids our medical bills are?really placing a burdon on us.? Currently I?literally?have 17 different?medical accounts that I am paying on.? I have found myself paying out a large amount of money each month ($595 per month) on medical bills.? A lot of the bills are small, just a few hundred dollars that the insurance did not pay, however, the doctors / hospitials want a set $ amount for the payment.? That would be fine except for the fact that when you have 17 of them, it adds up quick.

Emergency Phys Of Delaware Co $30.00
St. Vincent Hospital And Health $30.00
Urology of Indiana, LLC $30.00
Marion General Radiology $30.00
Label Medical Arts $30.00
St. Vincent Hospital And Health $30.00
Emergency Medicine Of IN PC $30.00
MFGW Surgery Center, LLC $30.00
Life Watch $30.00
Marion Pediatrics $30.00
Ball Memorial hospital $35.00
Marion General Radiology $30.00
Medical Group Of Fort Wayne $50.00
Medical Group Of Fort Wayne $50.00
Bruner Dental Center $50.00
Marion General Hospital $80.00?

?We are hoping to obtain a loan here (this will be my 2nd loan, I paid the first one off early and never missed a payment.) and get the medical bills under control.

My financial situation:
I make a very good income as a Sr. ASP.NET / C# / SQL Server developer. I have been in this line of work for 20+ years. I have been with my current employer for about 3 and a half years. I develop software used by school systems. Prior to this I developed medical software for one of the leading software developers in the nation. My wife is a licensed teacher and works teaching reading to elementary school kids under a Title-1 grant position.?

Monthly net income: $
I make $125k / year and my wife makes $18k / year.? We bring home, after taxes and medical ins, about $7k / month.

Monthly expenses: $
Housing: $ 1190 (1st and 2nd Mort)
Insurance: $ 500 (Home / Auto / Life / Medical)
Car expenses: $ 300.00
Utilities: $ 400.00
Phone, cable, internet: $ 400.00
Food, entertainment: $ 800.00
Clothing, household expenses $ 200.00
Credit cards and other loans: $ 250.00 (Credit Cards) -- $400 Other
Other expenses: $ 200.00
Doctor Bills $600.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422432
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Apr-1997	Debt/Income ratio:	3%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	1 / 1	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	10	Length of status:	1y 7m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	2
Screen name:	fervent-revenue6	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Rebuilding Credit
Purpose of loan:
This loan will be used to help rebuild my credit, so that I can purchase a house next year.?I plan on putting the money in a short term CD, and paying the loan off early. This way, I can improve my credit rating and use the money for a down payment or home repairs when we purchase a home.

My financial situation:
I am a good candidate for this loan because I am working on rebuilding my credit so that I may purchase a home next year.

Monthly net income: $3500

Monthly expenses: $
??Housing: $650.00
??Insurance: $
??Car expenses: $0
??Utilities: $150
??Phone, cable, internet: $100
??Food, entertainment: $50
??Clothing, household expenses $100
??Credit cards and other loans: $ 0
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422450
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	20.00%	Starting borrower rate/APR:	21.00% / 23.25%	Starting monthly payment:	$565.13

Auction yield range:	17.23% - 20.00%	Estimated loss impact:	35.63%
Lender servicing fee:	1.00%	Estimated return:	-15.63%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	May-1996	Debt/Income ratio:	27%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	13 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	40	Length of status:	11y 9m
Amount delinquent:	$0	Revolving credit balance:	$14,541	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	87%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	9
Screen name:	franknp	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
New eletrical wiring, new lawn
Purpose of loan:
I need to update my home electrical wiring. it's the perfect time to do?it?since many contractors are giving deep discounts since they are out of work.? I also need a new lawn with irrigation system.

My financial situation:
I am a good candidate for this loan because? I have very stable income I have been on the same job for almost 13 years.? My company keeps hiring people so I know my Job is not going anywere anytime soon.? I also have Rental income coming in.? I have no car payments so by taking on this loan would be like having a car payment it took me 18 months to pay off my last car purchase of $28500.

Monthly net income: $
My monthly income is as follows payroll is average $2800 a month plus another $950 in rental income. My wifes income is average $2500 per month.
Monthly expenses: $
??Housing: $ 1775
??Insurance: $ 100
??Car expenses: $ 200
??Utilities: $ 200
??Phone, cable, internet: $ 50
??Food, entertainment: $ 200
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 250
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422462
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.43%	Starting borrower rate/APR:	27.43% / 29.77%	Starting monthly payment:	$164.23

Auction yield range:	11.23% - 26.43%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Apr-1989	Debt/Income ratio:	8%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	9 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	50	Length of status:	14y 8m
Amount delinquent:	$0	Revolving credit balance:	$5,097	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	98%	Stated income:	$100,000+
Delinquencies in last 7y:	15	Homeownership:	No
Inquiries last 6m:	0
Screen name:	donc108	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Looking to consolidate debt
Purpose of loan:
This loan will be used to consolidate some credit cards and installment loans to reduce my payments.

My financial situation:
I am a good candidate for this loan because I have a good job with steady income. However, due to alimony and child support payments, I sometimes need a short-term loan to help me through a few months. My alimony payments ($2,100+/month) end this November so this loan will help me make it until then.

Monthly net income: $6,800

Monthly expenses: $5,800

Please help! I would rather do peer-to-peer lending than another bank or finance company. I believe in helping others. Thank you.,
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422474
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.73%	Starting monthly payment:	$67.85

Auction yield range:	14.23% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Feb-1997	Debt/Income ratio:	30%
Credit score:	620-640 (Aug-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	2y 2m
Amount delinquent:	$0	Revolving credit balance:	$6,200	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	83%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	6	Homeownership:	No
Inquiries last 6m:	2
Screen name:	affluence-ace	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	10 ( 100% )	620-640 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	640-660 (Sep-2008)
Principal balance:	$2,334.81	1+ mo. late:	0 ( 0% )
Total payments billed:	10
Description
Automobile repairs
Purpose of loan:
This loan will be used to?
My 2006 Dodge Caravan needs emergency repairs.? I really would appreciate the help with the repairs.? I have another Prosper loan that is always paid on time.? I use ACH withdrawl to make sure that loan is taken care of and will do the same for this loan.
My financial situation:
I am a good candidate for this loan because?
I have a steady income and a very stable job.? I have another Prosper loan and have always paid on time.? I use ACH withdrawl to make sure that loan is taken care of and will do the same with this loan.? I am not sure why my rating is so low, I pay my bills on time and though my credit isn't perfect I have been doing well for several years.? I am trustworthy and promise to pay, please help!
Monthly net income: $ 4550
Job #1 $4000
Job #2 $550
Monthly expenses: $ 2673
??Housing: $?1200
??Insurance: $ 150
??Car expenses: $ 423
??Utilities: $ 100
??Phone, cable, internet: $ 100
??Food, entertainment: $ 200
??Clothing, household expenses $
??Credit cards and other loans: $ 500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422480
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jan-1998	Debt/Income ratio:	15%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	8 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	1y 5m
Amount delinquent:	$0	Revolving credit balance:	$2,160	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$100,000+
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	1
Screen name:	well-mannered-return1	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Craft Cafe Business Overseas
Purpose of loan:
I have started a small crafts cafe business in Manila.? We have started operation in mid-August as I had enough money to cover all the start-up costs: renovating the shop that we are renting at $300/mo, setting up equipments and furniture, purchasing initial inventory from our suppliers as well as hiring staff. The loan will be to ensure we have enough to cover overhead expenses for the first year and also to be able to add more items in our inventory.

My financial situation:
I am a good candidate for this loan because I have a steady job with a good company with a yearly bonus paid every March.? I am now an American Citizen but started out with H1 visa 13 years ago.? I have been irresponsible with the use of credit cards in the past and racked up some debts that is why my credit score is not perfect.? I would like to be out of debt in a few years which is one of the reasons why I am trying venture out into a small business which I'm hoping to expand in a few years.

Monthly net income: $ 6,400.00

Monthly expenses: $
??Housing: $ 1,281.00
??Insurance: $ 130.00
??Car expenses: $ 1000.00
??Utilities: $ 100.00
??Phone, cable, internet: $ 150.00
??Food, entertainment: $ 400.00
??Clothing, household expenses $ 200.00
??Credit cards and other loans: $ 500.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422486
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.50%	Starting borrower rate/APR:	18.50% / 20.72%	Starting monthly payment:	$910.09

Auction yield range:	17.23% - 17.50%	Estimated loss impact:	18.97%
Lender servicing fee:	1.00%	Estimated return:	-1.47%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Mar-1991	Debt/Income ratio:	132%
Credit score:	740-760 (Aug-2009)	Current / open credit lines:	9 / 9	Employment status:	Retired
Now delinquent:	0	Total credit lines:	32	Length of status:	8y 7m
Amount delinquent:	$0	Revolving credit balance:	$23,980	Stated income:	$1-$24,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	64%
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	sympathetic-bazaar	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
rev
Purpose of loan:
This loan will be used to? complete our reverse mortgage.

My financial situation:
I am a good candidate for this loan because?this will lower our payment from $1700.00 a month to $750.00, which is a lot for set income.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422492
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Apr-1992	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	780-800 (Aug-2009)	Current / open credit lines:	18 / 15	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	40	Length of status:	10y 5m
Amount delinquent:	$0	Revolving credit balance:	$54,932	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	34%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	thrifty-moola	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay For Proparty Tax
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422498
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Aug-1994	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	9 / 9	Employment status:	Self-employed
Now delinquent:	1	Total credit lines:	20	Length of status:	8y 6m
Amount delinquent:	$1,250	Revolving credit balance:	$17,652	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	return-cupcake	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Turning Point
Purpose of loan:
This loan will be used to catch up my mortgage. I loaned a friend money and made charges on my credit cards?to help sustain her family and then ultimately? bury her husband (he had no insurance) and she has been unable to repay me as planned. This has been a tough year for her family and I understand, but it has been a rough two years for alot of people. ?I? am also?widowed and work as a personal assistant handling accounting and conceirge services for several?local doctors, and one retired attorney. If you look at my credit record I had zero credit card debt,?and?zero late payments?prior to this past year. I made the mistake of letting my heart get in the way of my head. I suppose it?was because I too loss my husband following a lengthy?illness. Nonetheless I find myself in this position and must move forward. ?I am more than capable of paying this back, and will do so ahead of time. I just need?some breathing room to regroup and move forward from this situation. I do not antcipate her repaying me, and that is why I am asking for this loan.

My financial situation:
I am a good candidate for this loan because?I am hard working and honest. I just need some breathing room so that I can regroup from helping my friend who now cannot repay me. As you can see I have ample income, but I put my neck on the line and this?is where?I am . I could ask family, but I feel that it's my place to take care of this. Perhaps it's pride? I don't know but that pride will also drive me to repay this loan in full ahead of time. Thank you for taking the time to read this.

Monthly net income: $ 5000.00

Monthly expenses: $
??Housing: $ 1400.00
??Insurance: $ 125.00
??Car expenses: $ 0
??Utilities: $ 200.00
??Phone, cable, internet: $?195.00
??Food, entertainment: $ 600.00
??Clothing, household expenses $ 150.00
??Credit cards and other loans: $ 600.00
??Other expenses: $ 175.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422504
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jan-1999	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	3 / 2	Employment status:	Self-employed
Now delinquent:	2	Total credit lines:	10	Length of status:	11y 2m
Amount delinquent:	$1,552	Revolving credit balance:	$464	Occupation:	Homemaker
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	92%	Stated income:	$1-$24,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	1
Screen name:	sweet-fairness	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PAYING OFF MY DEBT OWED
Purpose of loan:
This loan will be used to clear up my debt that I owed to have an fresh start in life and for my kids.

My financial situation:
I am a good candidate for this loan because I have been struggle to provide for my kids and getting around and paying all the bills myself. and the things that I want to get is keeping me from getting it because of my credit that i? have on my credit report that was not mine and I want to pay off everything so I can have an peace of mind without worry so much if i have enough money for this month ot next month and on.

Monthly net income: $ 1589.00

Monthly expenses: $
??Housing: $ 922.00
??Insurance: $ 52.36
??Car expenses: $
??Utilities: $ 119
??Phone, cable, internet: $ 174.00
??Food, entertainment: $ 250.00
??Clothing, household expenses $ its with food and very rare?I buy clothes for kids.( hand me down clothes).
??Credit cards and other loans: $ 474.96
??Other expenses: $ 4560.89 (this is the amount I owed and with the credit card ( $474.96) amount above on my credit report that what to be pay off).
.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422516
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	33.50%	Starting borrower rate/APR:	34.50% / 36.95%	Starting monthly payment:	$134.86

Auction yield range:	11.23% - 33.50%	Estimated loss impact:	10.85%
Lender servicing fee:	1.00%	Estimated return:	22.65%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Sep-1996	Debt/Income ratio:	74%
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	15 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	4y 0m
Amount delinquent:	$0	Revolving credit balance:	$9,132	Occupation:	Food Service Manage...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	56%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	5
Screen name:	STOCKBROKER1	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Reinvestment in Prosper & Schwab Co
My financial situation: ??I am a good candidate for this loan because?have never defaulted on anything ever, I always pay on time and the amount due.? I feel I'm?a loyal and responsible person.? Prosper seems like a great website for both lenders and borrowers, and I would like to be?associated with a win-win situation!?

Purpose of loan: I am reinvesting the money in to Prosper and Charles Schwab Co. ?This is investment profile to show you how I invest your money the you lend to me. This is why you should consider me.? .

There are four factors in my investment profile:

-Duration - How long do you want to invest for?? This is Short term - 1 to 3 years
-Returns - Do you want income or growth?? This is income due to the timing.
-Liquidity - Do you need to get to your money easily?? This means the speed you can convert your investment into money before the end of your investment period, without taking a loss.
-Risk - Understanding the nature of risk involved in different forms of investment and taking account of your views on risk. ?The higher the risk you take the higher returns you could receive, but the more chance you have of taking a loss.

The investment club plan for this profile. ?The money will be invest in two differ place one Prosper and other Schwab Co. ?In the amount of $1000.00 Prosper you will see online.? And Schwab Co. of $2000.00 will be invest in stock, bond, ect.

Prosper have a trade profile with let you trade your investment to get the principle and internet back faster.? With the Business investment if we see that you invest in our loan we will buy back the loan order from you.?

Need more information?reply

Monthly net income: $ 6500

Monthly expenses: $ 2790??
Housing: $ 1102??
Insurance: $ 168??
Car expenses: $ 478??
Utilities: $ 200??
Phone, cable, internet: $ 175??
Food, entertainment: $ 150??
Clothing, household expenses $ 100??
Credit cards and other loans: $ 217?
?Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422528
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Feb-1996	Debt/Income ratio:	12%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	3 / 2	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	15	Length of status:	15y 6m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	transparency-acrobat	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off medical bills
Purpose of loan:
This loan will be used to? pay off medical bills from my wifes unexpected hysterectomy.?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422546
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.11%	Starting borrower rate/APR:	21.11% / 24.92%	Starting monthly payment:	$37.73

Auction yield range:	8.23% - 20.11%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.14%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Oct-1994	Debt/Income ratio:	33%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	9 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	7y 9m
Amount delinquent:	$0	Revolving credit balance:	$18,640	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	85%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	4	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	KERRIEM	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Payday Loan....So wrong
Purpose of loan:
This loan will be used to get out of the payday loan hell I've been going through.? I really need help to get out of this situation.? It's costing me $500 a month for these and I need to get out of this circle.? I just really need a chance to start over.? I'm trying to raise two kids and the money I'm paying out on these each month is really taking away from them.? I don't want them to suffer becuase of my stupid mistakes.? I wish I never got myself involved in these.? I thought I needed one and one turned in to two, and now I have 4. Please help me!!! I'd be forever greatful!!!? Needed ASAP!!!

My financial situation:
I am a good candidate for this loan because?I can make a monthly payment without problems. I have a good secure job with and insurance agency and I will be there for a long time.?I've been there almost 8 years now.?

Monthly net income: $ 1,800

Monthly expenses: $
??Housing: $ 325
??Insurance: $ 90
??Car expenses: $ 0 paid for husband is a mechanic?and keeps it up
??Utilities: $?50
??Phone, cable, internet: $ 100
??Food, entertainment: $ 200
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 50
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422552
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Mar-1993	Debt/Income ratio:	72%
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	20 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	61	Length of status:	2y 7m
Amount delinquent:	$0	Revolving credit balance:	$25,215	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	vigilance-steward	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Going Through a Storm
Purpose of loan:
This loan will be used to help pay bill for the month of Sept.? My husband retires from the military today, Aug 31.? He has completed the interview process and is awaiting an offer letter.? This money will be used to carry us until he receives his first paycheck.? We were under the impression that my husband would receive one check on Sept 1 but was just informed that he will not.? This is my reason for requesting this loan.

My financial situation:
I am a good candidate for this loan because I pay my bills on time and strive to maintain a good credit rating.

Monthly net income: $

Monthly expenses: $
??Housing: $ 2606
??Insurance: $ 30
??Car expenses: $ 1300
??Utilities: $ 360
??Phone, cable, internet: $ 102
??Food, entertainment: $ 150
??Clothing, household expenses $
??Credit cards and other loans: $ 300
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422558
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.43%	Starting borrower rate/APR:	27.43% / 30.04%	Starting monthly payment:	$61.58

Auction yield range:	11.23% - 26.43%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Oct-1987	Debt/Income ratio:	4%
Credit score:	720-740 (Aug-2009)	Current / open credit lines:	6 / 4	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	30	Length of status:	9y 1m
Amount delinquent:	$0	Revolving credit balance:	$602	Occupation:	Clerical
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	14	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	sensai8	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off payday loans
Purpose of loan:
This loan will be used to?? pay off payday loans that i had to get to repair the ?my roof on my house?that?the insurance did not cover.?at about that smae time my job also cut out a lot of hours and overtime which i got a lot of and now we are getting back to some what normal hours? My financial situation:
I am a good candidate for this loan because?? i am willing to pay?back my debt?and have always been on time about my payment until the economy took a down turn and i am just wanting to start on a new an clean slate. i work every day so i can pay my bills i have had some hard times as we all have put i am trying to fight my way back one day at a time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422582
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,700.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.11%	Starting borrower rate/APR:	21.11% / 23.36%	Starting monthly payment:	$101.88

Auction yield range:	8.23% - 20.11%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.14%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Oct-1993	Debt/Income ratio:	43%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	16 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	35	Length of status:	12y 6m
Amount delinquent:	$0	Revolving credit balance:	$43,567	Occupation:	Tradesman - Electri...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	72%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	bright-camaraderi	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Help pay off high int. credit cards
Purpose of loan:
This loan will be used to? pay off a high interest credit card once and for all.

My financial situation:
I am a good candidate for this loan because? my wife and I are hard working - I have a full time job of over 13 years and my wife and I also own investment properties - we would like to pay off this high interest credit card so this will help our debt to income a bit - as real estate investors it looks different than it actually is - which may be why our score is as it is - but we very much care about paying our bills on time and using our properties to eventually and soon pay off all our debts.? We would pay this loan off relatively quickly - so investros can get a good return yet free up their monies for more investing with Prosper.

Monthly net income: $ 9200.00

Monthly expenses: $ 5745.00
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422588
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	May-1985	Debt/Income ratio:	20%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	14	Length of status:	16y 0m
Amount delinquent:	$1,246	Revolving credit balance:	$9,254	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	54%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	4
Screen name:	vibrant-dough	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off my credit cards
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because? i have a stong income and am very credit-worthy.

Monthly net income: $4375.00????

Monthly expenses: $
??Housing: $ 1400
??Insurance: $ 106
??Car expenses: $ 525
??Utilities: $100
??Phone, cable, internet: $100
??Food, entertainment: $ 100
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 300????
??Other expenses: $ 125
Information in the Description is not verified.